UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-4052

CitiFunds Trust III
(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004
(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.
Legg Mason & Co., LLC
300 First Stamford Place,4th Fl.
Stamford, CT 06902
(Name and address of agent for service)

Registrant's telephone number, including area code:  (800) 451-2010

Date of fiscal year end: August 31
Date of reporting period: February 28, 2006

ITEM 1.     REPORT TO STOCKHOLDERS.

            The Semi-Annual Report to Stockholders is filed herewith.

SM

Citi    Cash Reserves

SEMI-ANNUAL

REPORT

FEBRUARY 28, 2006

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

CitiSM Cash Reserves

          Semi-Annual Report • February 28, 2006

Under a licensing agreement between Citigroup and Legg Mason, the name of the Funds, the names of any classes of shares of the Funds, and the name of the investment manager of the Funds, as well as all logos, trademarks and service marks related to Citigroup or any of its affiliates (“Citi Marks”) are licensed for use by Legg Mason and by the Funds. Citi Marks include, but are not limited to, “Citi”, “CitiFunds” and “Citigroup Asset Management.”

All Citi Marks are owned by Citigroup, and used under license. Legg Mason and its affiliates, as well as the Manager, are not affiliated with Citigroup. Investments in the Funds are not bank deposits or obligations of Citibank.

Letter from the Chairman

R. JAY GERKEN, CFA
Chairman, President and
Chief Executive Officer

Dear Shareholder,

The U.S. economy was mixed during the six-month reporting period. Early in the period, the economy overcame several headwinds, including high oil prices, rising short-term interest rates and geopolitical issues. After a 3.3% advance in the second quarter of 2005, third quarter gross domestic product (“GDP”)i growth was a strong 4.1%. This marked the tenth consecutive quarter that GDP surpassed 3.0%. However, there were conflicting economic signals in the fourth quarter. While the Labor Department announced that the unemployment rate fell to 4.7% in January 2006, its lowest level in four years, fourth quarter GDP growth was 1.7%. This decline was, in large part, due to slower consumer spending.

          Given the economic expansion and inflationary concerns, the Federal Reserve Board (“Fed”)ii continued to raise interest rates throughout the period. After raising rates ten times from June 2004 through August 2005, the Fed increased its target for the federal funds rateiii in 0.25% increments four additional times over the reporting period. This represents the longest sustained Fed tightening cycle since the 1970s. All told, the Fed’s 14 rate hikes have brought the target for the federal funds rate from 1.00% to 4.50%. After the end of the Fund’s reporting period, at its March meeting, the Fed raised the federal funds rate by 0.25% to 4.75%

          As expected, both short- and long-term yields rose over the reporting period. During the six months ended February 28, 2006, two-year Treasury yields increased from 3.72% to 4.69%. Over the same period, 10-year Treasury yields moved from 4.02% to 4.55%. As these figures show, at the end of the reporting period the yield curve was inverted, as the yield on two-year Treasuries surpassed that of 10-year Treasuries. This anomaly has historically foreshadowed an economic slowdown or recession. However, some experts, including new Fed Chairman Ben Bernanke, believe the inverted yield curve is largely a function of strong foreign demand for longer-term bonds.

CitiSM Cash Reserves	I

          Given the increase in short-term rates, the yields available from money market instruments steadily rose over the six-month reporting period.

Performance Review

As of February 28, 2006, the seven-day current yield for Class N shares of CitiSM Cash Reserves was 3.83% and its seven-day effective yield, which reflects compounding, was 3.91%.1

          All yields reflect fee waivers which are voluntary, and may be reduced or terminated at any time. Absent these waivers, the seven-day current yield would have been 3.73% and the seven-day effective yield would have been 3.81%.

CitiSM Cash Reserves Yields as of February 28, 2006 (unaudited)

Seven-day current yield[1]	3.83%

Seven-day effective yield[1]	3.91%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above.

All yields reflect fee waivers which are voluntary, and may be reduced or terminated at any time. Absent these waivers, the seven-day current yield would have been 3.73% and the seven-day effective yield would have been 3.81%.

          An investment in the Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Special Shareholder Notice

On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business, Citigroup Asset Management (“CAM”), to Legg Mason, Inc. (“Legg Mason”). As a result, the Fund’s investment adviser (the “Manager”), previously an indirect wholly-owned subsidiary of Citigroup, has become a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Fund’s then existing investment management contract to terminate. The Fund’s shareholders approved a new investment management contract between the Fund and the Manager,

[1]

The seven-day current yield reflects the amount of income generated by the investment during that seven-day period and assumes that the income is generated each week over a 365-day period. The yield is shown as a percentage of the investment. The seven-day effective yield is calculated similarly to the seven-day current yield but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The effective yield typically will be slightly higher than the current yield because of the compounding effect of the assumed reinvestment.

II	CitiSM Cash Reserves

which became effective on January 10, 2006. An interim management agreement took effect upon the closing of the sale and continued in effect until January 10, 2006.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. The Fund’s Manager and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund has been informed that the Manager and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

          Important information concerning the Fund and its Manager with regard to recent regulatory developments is contained in the Notes to Financial Statements included in this report.

          As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

March 30, 2006

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: An investment in a money market fund is neither insured nor guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Please see the Fund’s prospectus for more information on these and other risks.

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.

ii

The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

CitiSM Cash Reserves	III

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Fund Facts

Fund Objective

To provide its shareholders with liquidity and as high a level of current income as is consistent with the preservation of capital.

Investment Manager	Distributions
Citi Fund Management Inc.	Declared daily, paid monthly

Commencement of Operations	Benchmark*
August 31, 1984	• iMoneyNet, Inc. 1st Tier Taxable Money Market Funds Average
Net Assets as of 2/28/06
$1,564.1 million

*	The iMoneyNet, Inc. Funds Average reflects the performance (excluding sales charges) of mutual funds with similar objectives. Citi is a service mark of Citicorp.

CitiSM Cash Reserves 2006 Semi-Annual Report	1

Portfolio at a Glance (unaudited)
Liquid Reserves Portfolio

Investment Breakdown

As a Percent of Total Investments

0.0%

5.0%

10.0%

15.0%

20.0%

25.0%

February 28, 2006

Certificates of Deposit
                    (Domestic)

Asset-Backed Security

Master Note

Promissory Note

Time Deposits

Medium-Term Notes

Certificates of Deposit
                        (Yankee)

Commercial Paper

U.S. Government Agency &

Obligations

Corporate Bonds & Notes

   22.1%

   20.1%

   17.3%

   16.0%

   10.6%

   7.1%

   3.2%

   1.5%

   1.4%

   0.7%

2	CitiSM Cash Reserves 2006 Semi-Annual Report

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

          This example is based on an investment of $1,000 invested on September 1, 2005 and held for the six months ended February 28, 2006.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual Total Return(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(3)

Citi Cash Reserves	1.71%	$1,000.00	$1,017.10	0.70%	$3.50

(1)	For the six months ended February 28, 2006.

(2)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect voluntary fee waivers. Past performance is no guarantee of future results. In the absence of voluntary fee waivers the total return would have been lower.

(3)

Expenses (net of voluntary fee waivers) are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

CitiSM Cash Reserves 2006 Semi-Annual Report	3

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

          Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(2)

Citi Cash Reserves	5.00%	$1,000.00	$1,021.32	0.70%	$3.51

(1)	For the six months ended February 28, 2006.

(2)

Expenses (net of voluntary fee waivers) are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

4	CitiSM Cash Reserves 2006 Semi-Annual Report

Statement of Assets and Liabilities (February 28, 2006) (unaudited)

ASSETS:
Investment in Liquid Reserve Portfolio, at value	$1,568,538,747
Receivable for Fund shares sold	3,380,287
Prepaid expenses	69,371

Total Assets	1,571,988,405

LIABILITIES:
Dividends payable	3,582,216
Payable for Fund shares repurchased	3,402,314
Investment management fee payable	350,549
Distribution fees payable	301,246
Transfer agent fees payable	76,576
Trustees’ fees payable	39,988
Accrued expenses	147,066

Total Liabilities	7,899,955

Total Net Assets	$1,564,088,450

NET ASSETS:
Par value (Note 3)	$15,641
Paid-in capital in excess of par value	1,564,117,305
Undistributed net investment income	20,671
Accumulated net realized loss on investments	(65,167)

Total Net Assets	$1,564,088,450

Shares Outstanding	1,564,132,946

Net Asset Value	$1.00

See Notes to Financial Statements.

CitiSM Cash Reserves 2006 Semi-Annual Report	5

Statement of Operations (For the six months ended February 28, 2006) (unaudited)

INVESTMENT INCOME:
Income from Liquid Reserve Portfolio	$31,949,819
Allocated expenses (net of fee waiver) from Liquid Reserve Portfolio	(736,594)

Total Investment Income	31,213,225

EXPENSES:
Investment management fee (Note 2)	2,726,219
Distribution fees (Notes 2)	1,940,189
Transfer agent fees (Note 2)	145,866
Shareholder reports	120,915
Legal fees	53,283
Insurance	37,223
Registration fees	35,895
Trustees’ fees	27,814
Audit and tax	17,458
Custody and fund accounting fees	7,410
Miscellaneous expenses	1,814

Total Expenses	5,114,086
Less: Investment management fees waiver (Note 2)	(462,033)

Net Expenses	4,652,053

Net Investment Income	26,561,172

Net Realized Loss on Investments From Liquid Reserve Portfolio	(65,167)

Increase in Net Assets From Operations	$26,496,005

See Notes to Financial Statements.

6	CitiSM Cash Reserves 2006 Semi-Annual Report

Statements of Changes in Net Assets

For the six months ended February 28, 2006 (unaudited) and the year ended August 31, 2005
	2006	2005

OPERATIONS:
Net investment income	$26,561,172	$33,026,071
Net realized gain (loss)	(65,167)	2,675

Increase in Net Assets From Operations	26,496,005	33,028,746

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):
Net investment income	(26,540,501)	(33,026,071)
Net realized gains	—	(2,675)

Decrease in Net Assets From Distributions to Shareholders	(26,540,501)	(33,028,746)

FUND SHARE TRANSACTIONS (NOTE 3):
Net proceeds from sale of shares	1,117,039,005	2,648,659,004
Reinvestment of distributions	5,632,118	6,702,431
Cost of shares repurchased	(1,190,826,931)	(2,781,416,791)

Decrease in Net Assets From Fund Share Transactions	(68,155,808)	(126,055,356)

Decrease in Net Assets	(68,200,304)	(126,055,356)

NET ASSETS:
Beginning of period	1,632,288,754	1,758,344,110

End of period*	$1,564,088,450	$1,632,288,754

*Includes undistributed net investment income of:	$20,671	—

See Notes to Financial Statements.

CitiSM Cash Reserves 2006 Semi-Annual Report	7

Financial Highlights

For a share of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:

	2006(1)		2005	2004	2003	2002	2001

Net Asset Value, Beginning of Period	$1.000		$1.000	$1.000	$1.000	$1.000	$1.000

Income From Operations:
Net investment income and net realized gain/loss	0.017		0.019	0.005	0.008	0.017	0.050

Less Distributions From:
Net investment income and net realized gain	(0.017)		(0.019)	(0.005)	(0.008)	(0.017)	(0.050)

Net Asset Value, End of Period	$1.000		$1.000	$1.000	$1.000	$1.000	$1.000

Total Return(2)	1.71%		1.94%	0.49%	0.79%	1.75%	5.07%

Net Assets, End of Period (millions)	$1,564		$1,632	$1,758	$1,999	$2,403	$2,720

Ratios to Average Net Assets:
Gross expenses(3)	0.80	%(4)	0.86%	0.85%	0.85%	0.88%	0.95%
Net expenses(3)(5)(6)	0.70	(4)	0.70	0.70	0.70	0.70	0.70
Net investment income	3.41	(4)	1.91	0.48	0.80	1.75	4.93

(1)	For the six months ended February 28, 2006 (unaudited).

(2)

Performance figures may reflect voluntary fee waivers. Past performance is no guarantee of future results. In the absence of voluntary fee waivers, the total return would have been lower. Total returns for periods of less than one year are not annualized.

(3)	Includes the Fund’s share of Liquid Reserves Portfolio’s allocated expenses.

(4)	Annualized.

(5)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets of the Fund did not exceed 0.70%.

(6)	The Fund’s Manager and the Manager of Liquid Reserve Portfolio waived a portion their fees. Such waivers are voluntary and may be reduced or terminated at any time.

See Notes to Financial Statements.

8	CitiSM Cash Reserves 2006 Semi-Annual Report

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Citi Cash Reserves (the “Fund”) is a separate diversified series of CitiFunds Trust III (the “Trust”), a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Fund invests all of its investable assets in Liquid Reserves Portfolio (the “Portfolio”), a management investment company. The value of such investment reflects the Fund’s proportionate interest (4.6% at February 28, 2006) in the net assets of the Portfolio.

          The financial statements of the Portfolio, including the portfolio of investments, are contained elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

          The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

          (a) Investment Valuation. Valuation of securities by the Portfolio is discussed in Note 1a of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

          (b) Investment Income. The Fund earns income, net of Portfolio expense, daily based on its investment in the Portfolio.

          (c) Expenses. The Fund bears all costs of its operations other than expenses specifically assumed by the Manager. Expenses incurred by the Trust with respect to any two or more funds in the series are allocated in proportion to the average net assets of each fund, except when allocations of direct expenses to each fund can otherwise be made fairly. Expenses directly attributable to a fund are charged to that fund. The Fund’s share of the Portfolio’s expenses is charged against and reduces the amount of the Fund’s investment in the Portfolio.

          (d) Method of Allocation. All the net investment income and net realized gain (loss) of the Portfolio is allocated pro rata, based on respective ownership interests, among the Fund and other investors in the Portfolio at the time of such determination.

          (e) Distributions to Shareholders. Distributions from net investment income and net realized gain (loss) on the shares of the Fund are declared as of 4:00 p.m. Eastern Standard Time, each business day to shareholders of record, and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

          (f) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

          (g) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

CitiSM Cash Reserves 2006 Semi-Annual Report	9

Notes to Financial Statements (unaudited) (continued)

2. Investment Management Agreement and Other Transactions with Affiliates

On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business, Citigroup Asset Management (“CAM”), to Legg Mason, Inc. (“Legg Mason”). As a result, the Fund’s investment manager, Citi Fund Management Inc. (the “Manager”), previously an indirect wholly-owned subsidiary of Citigroup, became a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Fund’s existing management contract to terminate. The Fund’s shareholders approved a new investment management contract between the Fund and the Manager, which became effective on January 10, 2006. An interim management agreement took effect upon the closing of the sale and continued in effect until January 10, 2006.

          Legg Mason, whose principal executive offices are in Baltimore, Maryland, is a financial services holding company.

          Prior to October 1, 2005, the Fund paid the Manager a management fee calculated at an annual rate of 0.40% of the Fund’s average daily net assets. The Manager also serves as the Manager for the Portfolio and receives management fees, before any waivers, at an annual rate of 0.15% of the Portfolio’s average daily net assets.

          Effective October 1, 2005, and under the new Investment Management Agreement, the Fund and the Portfolio pay the Manager a management fee calculated daily and payable monthly in accordance with the following breakpoint schedule:

Average Daily Net Assets	Portfolio	Fund	Total

First $1 billion	0.100%	0.350%	0.450%
Next $1 billion	0.100	0.325	0.425
Next $3 billion	0.100	0.300	0.400
Next $5 billion	0.100	0.275	0.375
Over $10 billion	0.100	0.250	0.350

          During the six months ended February 28, 2006, the Fund had a voluntary expense limitation in place of 0.70% of the Fund’s average daily net assets. For the six months ended February 28, 2006, the Manager voluntarily waived a portion of its management fees amounting to $462,033. Such waivers are voluntary and may be reduced or terminated at any time.

          The Fund’s Board has approved PFPC Inc. (“PFPC”) and Boston Financial Data Services, Inc. to serve as transfer agents for the Fund, effective January 1, 2006. The principal business office of PFPC is located at 4400 Computer Drive, Westborough, MA 01581. Prior to January 1, 2006, Citicorp Trust Bank, fsb. (“CTB”), a subsidiary of Citigroup, acted as the Fund’s transfer agent. PFPC and State Street Bank Trust (“SSBT”) acted as the Fund’s sub-transfer agents. For the period ended February 28, 2006, the Fund paid transfer agent fees of $39,446 to PFPC. In addition, for the period ended February 28, 2006, the Fund also paid $1,910 to other Citigroup affiliates for shareholder record keeping services.

          The Fund’s Board has appointed the Fund’s current distributor, Citigroup Global Markets Inc. (“CGM”) and Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, as co-distributors of the Fund. The Fund’s Board has also approved an amended and restated Rule 12b-1 Plan (a “Rule 12b-1 Plan”). CGM and other broker-dealers, financial intermediaries and financial institutions (each called a

10	CitiSM Cash Reserves 2006 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

“Service Agent”) that currently offer Fund shares will continue to make the Fund’s shares available to their clients. Additional Service Agents may offer Fund shares in the future.

          The Fund adopted a Service Plan pursuant to Rule l2b-1 under the 1940 Act, as amended. The Service Plan allows the Fund to pay a monthly fee at an annual rate not to exceed 0.25% of the average daily net assets represented by Class N shares. The distribution fees amounted to $1,940,189 for the six months ended February 28, 2006.

          The Trust pays no compensation directly to any Trustee or any officer who is affiliated with the Manager, all of whom receive remuneration for their services to the Fund from the Manager or its affiliates. Certain officers and a Trustee of the Trust are officers and a director of the Manager or its affiliates.

          The Trust has adopted a Retirement Plan (the “Plan”) for all Trustees who are not “interested persons” of the Fund, within the meaning of the 1940 Act. Under the Plan, each Trustee is required to retire from the Board as of the last day of the calendar year in which the applicable Trustee attains age 75. Trustees may retire under the Plan before attaining the mandatory retirement age. Trustees who have served as Trustee of the Trust or any of the investment companies associated with the Manager for at least ten years when they retire are eligible to receive the maximum retirement benefit under the Plan. The maximum retirement benefit is an amount equal to five times the amount of retainer and regular meeting fees payable to a Trustee during the entirety of the calendar year of the Trustee’s retirement (assuming no change in relevant facts for the balance of the year following the Trustee’s retirement). Amounts under the Plan may be paid in installments or in a lump sum (discounted to present value). Benefits under the Plan are unfunded. Three former Trustees are currently receiving payments under the plan. In addition; two other former Trustees elected to receive a lump sum payment under the plan. The Fund’s allocable share of the expenses of the Plan for the six months ended February 28, 2006 was $32,794.

3. Shares of Beneficial Interest

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (par value $0.00001 per share).

          Because the Fund has maintained a $1.00 net asset value per share from inception, the number of shares sold, shares issued in reinvestment of dividends declared, and share repurchased, is equal to the dollar amount shown in the Statements of Changes in Net Assets for the corresponding capital share transactions.

4. Regulatory Matters

          On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”) and Citigroup Global Market (“CGM”) relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).

CitiSM Cash Reserves 2006 Semi-Annual Report	11

Notes to Financial Statements (unaudited) (continued)

          The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

          The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made.

          The order also required that transfer agency fees received from the Affected Funds since December 1, 2004 less certain expenses be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million was distributed to the Affected Funds.

          The order required SBFM to recommend a new transfer agent contract to the Affected Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Fund’s Board selected a new transfer agent for the Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

12	CitiSM Cash Reserves 2006 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

          Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Affected Funds.

          This Fund is not one of the Affected Funds and therefore did not implement the transfer agent arrangement described above and therefore has not received and will not receive any portion of the distributions.

5. Legal Matters

          Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC described in Note 4. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

          On October 5, 2005, a motion to consolidate the five actions and any subsequently filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

          As of the date of this report, the Fund’s investment manager believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of SBFM and its affiliates to continue to render services to the Funds under their respective contracts.

6. Other Matters

          On September 16, 2005, the staff of the SEC informed SBFM and Salomon Brothers Asset Management Inc. (“SBAM”), each an affiliate of the Manager, that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the Investment Company Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

          Although there can be no assurance, SBFM and SBAM believes that this matter is not likely to have a material adverse effect on the Fund or SBFM and SBAM’s ability to perform investment management services relating to the Funds.

CitiSM Cash Reserves 2006 Semi-Annual Report	13

Board Approval of Management Agreement (unaudited)

On December 1, 2005, Citigroup Inc. completed the sale of substantially all of its asset management business, Citigroup Asset Management (“CAM”), which includes the Manager, to Legg Mason, Inc. in exchange for the broker-dealer and investment banking businesses of Legg Mason and certain other considerations (the “Transaction”). The consummation of the Transaction resulted in the automatic termination of the Fund’s management agreement in accordance with the Investment Company Act of 1940, as amended (the “1940 Act”).

          Prior to the closing of the Transaction, the Fund’s Board approved a new management agreement between the Fund and the Manager (the “New Management Agreement”) and authorized the Fund’s officers to submit the New Management Agreement to shareholders for their approval. Fund shareholders were sent notice of the shareholder meeting and a proxy statement in September, 2005. The proxy statement included the factors the Board considered in approving the New Management Agreement. These factors, as included in the proxy statement, are set forth below.

          While shareholder approval of the New Management Agreement was being sought, the Fund’s Board, at a meeting held in person on November 21, 2005 and as discussed in more detail below, approved an interim management agreement for the Fund. The interim management agreement took effect upon the closing of the Transaction and continued in effect until shareholder approval of the New Management Agreement was obtained. This approval was obtained on January 10, 2006. The factors considered by the Fund’s Board in approving the interim management agreement also are set forth below.

          On July 11, 2005, members of the Board discussed with CAM management and certain senior Legg Mason representatives the Transaction and Legg Mason’s general plans and intentions regarding the Fund, including the preservation, strengthening and growth of CAM’s business and its combination with Legg Mason’s business. Among other things, the Board Members also inquired about the plans for and anticipated roles and responsibilities of certain CAM employees and officers after the Transaction.

          At a meeting held in person on August 7, 2005, the Fund’s Board, including a majority of the Board Members who are not “interested persons” of the Fund or the Manager as defined in the 1940 Act (the “Independent Board Members”), approved the New Management Agreement. To assist the Board in its consideration of the New Management Agreement, Legg Mason provided materials and information about Legg Mason, including its financial condition and asset management capabilities and organization, and CAM provided materials and information about the Transaction between Legg Mason and Citigroup. Representatives of CAM and Legg Mason and/or Western Asset Management and its affiliates (“Western Asset”) also made presentations to and responded to questions from the Board. The Independent Board Members, through their independent legal counsel, also requested and received additional information from CAM and Legg Mason in connection with their consideration of the New Management Agreement. The additional information was provided in advance of and at the August meeting. After the presentations and after reviewing the written materials provided, the Independent Board Members met in executive session with their counsel to consider the New Management Agreement.

14	CitiSM Cash Reserves

Board Approval of Management Agreement (unaudited) (continued)

          The Independent Board Members conferred separately and with their counsel about the Transaction on a number of occasions, including in connection with the July and August meetings.

          In their deliberations concerning the New Management Agreement, among other things, the Board Members considered:

(i) the automatic termination of the current management agreement upon completion of the Transaction and the need for continuity of services provided under the current management agreement;

(ii) the reputation, financial strength and resources of Legg Mason and its investment advisory subsidiaries;

(iii) that, following the Transaction, CAM will be part of an organization focused on the asset management business;

          (iv) that Legg Mason and its wholly-owned subsidiary, Western Asset, are experienced and respected asset management firms, and that Legg Mason has advised the Board Members that (a) it intends to combine the fixed income investment operations (including money market fund operations) of CAM with those of Western Asset and may also wish to combine other CAM operations with those of other Legg Mason subsidiaries; (b) after the closing of the Transaction, it will take steps to combine the investment management operations of Western Asset with the fixed income operations of the Manager, which, among other things, may involve Western Asset and the Manager sharing common systems and procedures, employees (including portfolio managers), investment and trading platforms, and other resources; (c) it is expected that these combination processes will result in changes to portfolio managers or portfolio management teams for a number of the CAM funds, subject to Board consent and appropriate notice to shareholders, and that, in other cases, the current portfolio managers or portfolio management teams will remain in place; and (d) in the future, it may recommend that Western Asset or other Legg Mason subsidiaries be appointed as the adviser or subadviser to some or all of the CAM funds, subject to applicable regulatory requirements;

(v) that CAM management had advised the Board that a number of portfolio managers and other key CAM personnel would be retained after the closing of the Transaction;

          (vi) that CAM management and Legg Mason have advised the Board that following the Transaction, there is not expected to be any diminution in the nature, quality and extent of services provided to the Fund and their shareholders by the Manager, including compliance services;

          (vii) that under the Transaction Agreement, Citigroup and Legg Mason have agreed not to take any action that is not contemplated by the Transaction or fail to take any action that to their respective knowledge would cause any of the requirements of Section 15(f) of the 1940 Act not to be met;

(viii) the assurances from Citigroup and Legg Mason that, for a three-year period following the closing of the Transaction, Citigroup-affiliated broker-dealers will continue to

CitiSM Cash Reserves	15

Board Approval of Management Agreement (unaudited) (continued)

offer the Fund as an investment product, and the potential benefits to Fund shareholders from this and other third-party distribution access;

          (ix) the potential benefits to Fund shareholders from being part of a combined fund family with Legg Mason-sponsored funds, including possible economies of scale and access to investment opportunities;

(x) that Citigroup and Legg Mason would derive certain benefits from the Transaction and that, as a result, they have a financial interest in the matters that were being considered;

(xi) the potential effects of regulatory restrictions on the Fund if Citigroup-affiliated broker-dealers remain principal underwriters of the Fund after the closing of the Transaction;

(xii) the fact that the Fund’s total advisory and administrative fees will not increase by virtue of the New Management Agreement, but will remain the same;

          (xiii) the terms and conditions of the New Management Agreement, including the differences from the current management agreement, and the benefits of a single, uniform form of agreement covering these services;

(xiv) that the Fund would not bear the costs of obtaining shareholder approval of the New Management Agreement;

          (xv) that Citigroup and Legg Mason were negotiating a license arrangement that would permit the Fund to maintain its current name for some agreed upon time period after the closing of the Transaction; and

          (xvi) that the Board had recently performed a full annual review of the current management agreement as required by the 1940 Act.[1] In that regard, the Board’s deliberations concerning the New Management Agreement reflected its prior evaluation of relevant factors, including the nature, quality and extent of services provided, costs of services provided, profitability, fall-out benefits, fees and economies of scale and investment performance considered in connection with the approval of the current management agreement and its determination that information provided by CAM and Legg Mason management prior to and at the August meeting supported the continued appropriateness of such conclusions with respect to the New Management Agreement.

          No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the New Management Agreement, and each Board Member attributed different weight to the various factors. The Independent Board Members were advised by separate independent legal counsel throughout the process. The Board also discussed the New Management Agreement in private sessions with their independent legal counsel at which no representatives of the Adviser were present. In light of all of the foregoing, the Board approved the New Management Agreement and authorized the Fund’s officers to submit the New Management Agreement to shareholders for their approval.

          A condition to the closing of the Transaction required that new management agreements to be approved by CAM advisory clients representing a substantial majority of investment

[1]	The Board’s deliberations in connection with that review were disclosed in the Fund’s annual report, a copy of which is available upon request.

16	CitiSM Cash Reserves

Board Approval of Management Agreement (unaudited) (continued)

management revenues. This condition was satisfied and the Transaction closed on December 1, 2005, prior to approval of the Fund’s New Management Agreement having been obtained. As noted above, prior to the closing of the Transaction, the Fund’s Board, at a meeting held in person on November 21, 2005, approved an interim management agreement for the Fund.

          In their deliberations concerning the interim management agreement, the Board Members considered that, as discussed in detail above, within the past year the Board had performed a full annual review of the current management agreement and had approved the New Management Agreement, subject to shareholder approval. In that regard, the Board, in its deliberations concerning the interim management agreement, met with senior representatives of CAM and Legg Mason to receive a status report on Legg Mason’s plans and intentions regarding CAM’s business and its combination with Legg Mason, including its plans for Fund portfolio management. On the basis of that report, the Board determined that its evaluation of relevant factors, including the nature, quality and extent of services provided, costs of services provided, profitability, fall out benefits, fees and economies of scale and investment performance and conclusions with respect thereto in connection with its approval of the New Management Agreement would apply to the interim agreement. However, the Board gave greatest weight to the imminent automatic termination of the current management agreement upon the completion of the Transaction and the need for continuity of the services provided thereunder pending shareholder approval of the New Management Agreement.

          In accordance with Rule 15a-4 under the 1940 Act, which regulates the use of interim management agreements, the interim management agreement for the Fund had a term no longer than 150 days. The terms of the interim management agreement approved by the Board were the same as those of the Fund’s management agreement that was in effect prior to the closing of the Transaction, differing only as to the effective date, the termination date and certain additional provisions required by law. Management fees paid under the interim agreement were to be held in escrow and not paid to the Manager until shareholders approved the New Management Agreement. By the terms of the interim management agreement, if shareholders did not approve the New Management Agreement, the management fees held in escrow were to be disbursed in accordance with applicable law.

CitiSM Cash Reserves	17

Additional Shareholder Information (unaudited)

Results of a Special Meeting of Shareholders

On November 29, 2005, a Special Meeting of Shareholders was held to elect Trustees. The following table provides the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each matter voted on at the Special Meeting of Shareholders.

Election of Trustees1

Nominees:	Voted For	Authority Withheld	Abstentions	Broker Non-Votes

Elliot J. Berv	1,303,645,407.620	65,086,002.740	16,214.000	0
Donald M. Carlton	1,304,458,968.970	64,272,441.390	16,214.000	0
A. Benton Cocanougher	1,304,575,964.590	64,155,445.770	16,214.000	0
Mark T. Finn	1,304,935,477.050	63,795,933.310	16,214.000	0
Stephen Randolph Gross	1,304,783,876.680	63,947,533.680	16,214.000	0
Diana R. Harrington	1,304,677,852.660	64,053,557.700	16,214.000	0
Susan B. Kerley	1,304,162,131.160	64,569,279.200	16,214.000	0
Alan G. Merten	1,304,373,215.660	64,358,194.700	16,214.000	0
R. Richardson Pettit	1,305,050,656.360	63,680,754.000	16,214.000	0
R. Jay Gerken	1,303,485,238.730	65,246,171.630	16,214.000	0

[1]	Trustees are elected by the shareholders of all of the series of the Trust including the Fund.

Approval of New Management Agreement

On January 10, 2006, a Special Meeting of Shareholders was held to approve a new management agreement. The following table provides the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each matter voted on at the Special Meeting of Shareholders.

Item Voted On	Voted For	Voted Against	Abstentions	Broker Non-Votes

New Management Agreement	596,947,264.070	25,077,916.240	109,917,324.450	0

18	CitiSM Cash Reserves

Schedule of Investments (February 28, 2006) (unaudited)

LIQUID RESERVES PORTFOLIO

Face Amount	Security	Value

Asset-Backed Security — 1.5%
$500,000,000	Restructured Asset Certificates with Enhanced Returns (RACERS) Trust, Series 2004-6-MM, 4.570% due 3/22/06 (a)(b)	$500,000,000

Certificates of Deposit (Domestic) — 0.7%
	Wells Fargo Bank NA:
125,000,000	4.010% due 7/24/06	124,939,513
116,000,000	4.860% due 1/31/07	116,000,000

	Total Certificates of Deposit (Domestic)	240,939,513

Certificates of Deposit (Yankee) — 16.1%
	BNP Paribas NY Branch:
150,000,000	4.100% due 5/24/06	150,000,000
206,000,000	4.130% due 5/25/06	206,000,000
80,000,000	4.700% due 9/29/06	80,000,000
	Calyon NY:
350,000,000	4.100% due 5/24/06	350,000,000
275,000,000	4.845% due 8/9/06	275,000,000
200,000,000	4.750% due 10/26/06	200,000,000
250,000,000	4.640% due 11/1/06	250,000,000
	Credit Suisse New York:
306,900,000	4.700% due 11/3/06	306,900,000
100,000,000	5.080% due 2/22/07	100,000,000
	Depfa Bank PLC NY:
150,000,000	4.220% due 8/11/06	150,000,000
200,000,000	4.740% due 11/20/06	200,000,000
	Deutsche Bank NY:
100,000,000	4.100% due 5/22/06	100,000,000
350,000,000	4.625% due 7/6/06	350,000,000
262,000,000	4.250% due 8/9/06	262,000,000
175,000,000	4.235% due 8/10/06	175,000,000
200,000,000	4.225% due 8/11/06	200,000,000
243,000,000	4.230% due 8/11/06	243,000,000
115,000,000	4.360% due 9/29/06	115,000,000
175,000,000	4.730% due 11/6/06	175,000,000
75,000,000	Dexia Credit Local NY, 4.525% due 11/17/06	74,889,883
589,000,000	Dresdner Bank NY, 4.530% due 3/21/06	589,000,000
	Royal Bank of Scotland NY:
175,000,000	3.830% due 3/6/06	175,000,715
151,000,000	4.620% due 7/6/06	151,000,000
100,000,000	4.030% due 7/24/06	99,959,518
100,000,000	4.640% due 11/1/06	100,000,000
95,000,000	Societe Generale NY, 4.540% due 11/17/06	94,870,341

See Notes to Financial Statements.

Liquid Reserves Portfolio 2006 Semi-Annual Report	19

Schedule of Investments (February 28, 2006) (unaudited) (continued)

Face Amount	Security	Value

Certificates of Deposit (Yankee) — 16.1% (continued)
$197,000,000	Svenska Handelsbanken NY, 4.645% due 11/1/06	$197,006,403
142,000,000	Toronto Dominion Bank NY, 3.600% due 6/7/06	142,000,000

	Total Certificates of Deposit (Yankee)	5,511,626,860

Commercial Paper — 17.7%
81,045,000	Albis Capital Corp., 4.609% due 3/20/06 (c)	80,848,668
131,760,000	Atlantis One Funding Corp., 3.947% due 3/1/06 (c)	131,760,000
129,869,000	Atomium Funding Corp., 4.652% due 6/28/06 (c)	127,915,734
250,000,000	Bank of America Corp., 4.590% due 6/12/06 (c)	246,790,549
281,792,000	Bavaria Trr Corp., 4.557%-4.558% due 3/2/06 (c)	281,756,385
	Chesham Finance LLC:
450,000,000	4.570% due 3/1/06 (b)	449,977,251
362,457,000	4.581% due 3/1/06 (c)	362,457,000
400,000,000	4.520% due 3/23/06 (b)	399,948,406
	Cheyne Finance LLC:
100,000,000	4.540% due 3/15/06 (b)	99,980,854
150,000,000	4.575% due 3/31/06 (a)(b)	149,967,129
100,000,000	4.583% due 4/25/06 (b)	99,977,011
125,000,000	4.560% due 3/27/06 (b)	124,994,163
	Series MTN:
100,000,000	4.540% due 3/6/06 (a)(b)	99,977,069
100,000,000	Crown Point Capital Co., Series A, 3.885% due 3/7/06 (c)	99,936,500
81,638,000	Cullinan Finance Corp., 4.617% due 6/20/06 (c)	80,500,238
	Curzon Funding LLC:
200,000,000	4.249% due 4/4/06 (c)	199,214,222
100,000,000	4.605% due 6/14/06 (c)	98,687,500
100,000,000	4.855% due 8/8/06 (c)	97,893,333
	‘Ebury Finance LLC,
325,000,000	4.531% due 3/27/06 (b)	324,947,569
160,000,000	4.262% due 4/10/06 (c)	159,258,667
100,000,000	General Electric Capital Corp., 3.926% due 3/2/06 (c)	99,989,306
	Grampian Funding LLC:
613,300,000	4.040% due 3/21/06 (c)	611,950,740
330,000,000	4.238% due 4/3/06 (c)	328,744,625
581,000,000	4.499% due 5/22/06 (c)	575,177,089
322,000,000	4.624% due 7/3/06 (c)	316,986,818
148,176,000	Market Street Funding Corp., 4.093% due 3/21/06 (c)	147,845,897
166,000,000	Morrigan Funding LLC, 4.568% due 3/1/06 (c)	166,000,000
100,000,000	Westpac Banking Corp., 4.605% due 6/15/06 (c)	98,675,000

	Total Commercial Paper	6,062,157,723

Corporate Bonds & Notes — 22.2%
100,617,000	Brahms Funding Corp., 4.603% due 3/28/06 (c)	100,271,381
100,000,000	Carmel Mountain Funding Trust, Series MTN. 4.601% due 3/24/06 (c)	99,707,389

See Notes to Financial Statements.

20	Liquid Reserves Portfolio 2006 Semi-Annual Report

Schedule of Investments (February 28, 2006) (unaudited) (continued)

Face Amount	Security	Value

Corporate Bonds & Notes — 22.2% (continued)
	Fenway Funding LLC:
$294,060,000	4.601% due 3/1/06 (c)	$294,060,000
550,419,000	4.608%-4.611% due 3/1/06 (c)	550,419,000
225,000,000	4.621% due 3/1/06 (c)	225,000,000
477,000,000	4.598% due 3/10/06 (c)	476,453,835
130,601,000	4.589% due 3/27/06 (c)	130,169,944
	Foxboro Funding Ltd.:
150,290,000	4.579% due 3/3/06 (c)	150,251,843
500,000,000	4.584% due 3/6/06 (c)	499,681,944
174,411,000	4.592% due 3/9/06 (c)	174,233,488
130,486,000	4.587% due 3/17/06 (c)	130,220,968
400,000,000	4.617% due 3/27/06 (c)	398,671,111
442,000,000	Harwood Street Funding II, 4.601% due 3/1/06 (c)	442,000,000
	KKR Pacific Funding Trust:
278,153,000	4.577% due 3/17/06 (c)	277,589,277
181,693,000	4.578% due 3/20/06 (c)	181,255,726
350,000,000	4.651% due 4/4/06 (c)	348,469,528
200,000,000	Main Street Warehouse Funding, 4.576% due 3/23/06 (c)	199,442,667
205,000,000	Master Funding LLC, Series B, 4.540% due 3/31/06 (c)	204,231,250
	Mica Funding LLC,
100,000,000	4.585% due 3/6/06 (c)	99,936,528
196,500,000	4.525% due 3/15/06 (b)	196,475,310
296,454,000	Monument Gardens Funding LLC, 4.650% due 6/23/06 (c)	292,182,592
1,200,000,000	Morgan Stanley Dean Witter Co., 4.620% due 3/2/06 (b)	1,200,000,000
	Strand Capital LLC:
100,000,000	4.472% due 3/3/06 (c)	99,975,333
290,000,000	4.078% due 3/13/06 (c)	289,613,333
150,000,000	4.229% due 3/16/06 (c)	149,740,625
100,000,000	4.264% due 3/24/06 (c)	99,732,944
194,000,000	4.279% due 4/3/06 (c)	193,254,878
100,000,000	4.280% due 4/4/06 (c)	99,604,278

	Total Corporate Bonds & Notes	7,602,645,172

Master Note — 1.5%
500,000,000	Morgan Stanley, 4.763% due 3/1/06	500,000,000

Medium Term Notes — 10.4%
	Cheyne Finance LLC:
150,000,000	4.540% due 3/15/06 (a)(b)	149,971,690
100,000,000	4.540% due 3/15/06 (a)(b)	99,978,712
150,000,000	4.551% due 3/27/06 (a)(b)	149,970,658
150,000,000	4.551% due 3/27/06 (a)(b)	149,974,286
	Series MTN:
150,000,000	4.540% due 3/15/06 (a)(b)	149,964,370
145,000,000	4.790% due 1/12/07 (a)(b)	144,987,407

See Notes to Financial Statements.

Liquid Reserves Portfolio 2006 Semi-Annual Report	21

Schedule of Investments (February 28, 2006) (unaudited) (continued)

Face Amount	Security	Value

Medium Term Notes — 10.4% (continued)
	Credit Suisse First Boston NY:
$400,000,000	4.550% due 3/20/06 (b)	$400,000,000
248,500,000	4.550% due 3/20/06 (b)	248,500,000
100,000,000	Links Finance LLC, Series MTN 3.550% due 4/25/06 (a)	100,000,000
305,000,000	Goldman Sachs Group Inc., 4.520% due 5/23/06 (c)	301,891,881
120,000,000	Premier Asset Collateralized LLC, 4.541% due 3/27/06 (a)(b)	119,985,600
	Sigma Finance Inc., Series MTN:
225,000,000	3.612% due 6/9/06 (a)	225,000,000
100,000,000	3.560% due 4/25/06 (a)	100,000,000
250,000,000	4.785% due 1/16/07 (a)	249,978,193
102,784,000	SMM Trust, 2006-M, Secured Notes, 4.591% due 5/2/06 (a)	102,784,000
	Stanfield Victoria Funding LLC:
100,000,000	4.525% due 3/15/06 (a)(b)	99,992,779
100,000,000	4.525% due 3/15/06 (a)(b)	99,984,380
100,000,000	4.455% due 3/20/06 (a)(b)	99,983,773
50,000,000	4.530% due 3/20/06 (a)(b)	49,990,517
100,000,000	4.531% due 3/27/06 (a)(b)	99,990,615
100,000,000	4.541% due 3/27/06 (a)(b)	99,985,908
100,000,000	4.541% due 3/27/06 (a)(b)	99,983,788
100,000,000	4.541% due 3/27/06 (a)(b)	99,981,692
100,000,000	3.575% due 4/24/06 (a)	99,997,829

	Total Medium Term Notes	3,542,878,078

Promissory Note — 3.2%
1,100,000,000	Goldman Sachs Group Inc., 4.700% due 3/2/06 (b)	1,100,000,000

Time Deposits — 7.2%
350,000,000	ABN AMRO Bank Grand Cayman, 4.540% due 3/1/06	350,000,000
200,000,000	Dresdner Bank Grand Cayman, 4.550% due 3/1/06	200,000,000
200,000,000	La Salle Bank NA Grand Cayman, 4.520% due 3/1/06	200,000,000
90,000,000	National City Bank Kentucky, 4.531% due 3/1/06	90,000,000
	Societe Generale NY:
500,000,000	4.550% due 3/1/06	500,000,000
342,306,000	4.580% due 3/1/06	342,306,000
250,000,000	State Street Cayman Islands, 4.540% due 3/1/06	250,000,000
516,489,000	Svenska Handelsbanken Grand Cayman, 4.531% due 3/1/06	516,489,000

	Total Time Deposits	2,448,795,000

U.S. Government & Agency Obligations — 20.3%
U.S. Government Agencies — 13.6%
	Federal Home Loan Mortgage Corp. (FHLMC):
	Discount Notes:
245,000,000	3.607% due 3/27/06 (c)	244,378,925
100,000,000	3.521% due 4/18/06 (c)	99,546,667
50,000,000	4.343% due 5/2/06 (c)	49,634,028

See Notes to Financial Statements.

22	Liquid Reserves Portfolio 2006 Semi-Annual Report

Schedule of Investments (February 28, 2006) (unaudited) (continued)

Face Amount	Security	Value

U.S. Government Agencies — 13.6% (continued)
$44,287,000	4.349% due 5/2/06 (c)	$43,962,462
215,818,000	3.561% due 5/10/06 (c)	214,374,417
211,997,000	4.545% due 6/20/06 (c)	209,094,761
98,000,000	3.707% due 6/27/06 (c)	96,852,273
100,000,000	3.719% due 6/27/06 (c)	98,824,917
75,156,000	3.838% due 6/27/06 (c)	74,244,525
89,861,000	3.889% due 7/5/06 (c)	88,683,147
80,000,000	3.905% due 7/5/06 (c)	78,947,200
77,000,000	3.956% due 7/5/06 (c)	75,973,205
115,500,000	4.069% due 7/31/06 (c)	113,583,470
180,768,000	3.937% due 8/4/06 (c)	177,791,354
110,500,000	4.120% due 8/4/06 (c)	108,603,341
125,000,000	4.605% due 9/18/06 (c)	121,901,250
87,500,000	4.356% due 9/27/06 (c)	85,369,010
200,000,000	4.345% due 9/29/06 (c)	195,094,556
100,000,000	4.576% due 11/1/06 (c)	97,015,764
150,000,000	4.623% due 11/1/06 (c)	145,487,917
100,000,000	4.644% due 11/1/06 (c)	96,978,333
98,614,000	4.629% due 11/14/06 (c)	95,483,170
100,000,000	4.640% due 11/14/06 (c)	96,821,583
111,314,000	4.675% due 11/14/06 (c)	107,740,078
120,000,000	4.669% due 12/1/06 (c)	115,911,667
100,073,000	4.655% due 1/9/07 (c)	96,188,778
100,000,000	4.980% due 2/16/07 (c)	95,360,444
261,878,000	4.609%-4.610% due 9/27/06 (c)	255,118,274
250,000,000	4.708%-4.711% due 12/1/06 (c)	241,406,250
140,450,000	Series RB, 4.051% due 3/28/06 (c)	140,031,810
	Federal National Mortgage Association (FNMA):
150,000,000	2.500% due 6/15/06	149,484,244
	Discount Notes:
50,000,000	3.776% due 6/30/06 (c)	49,388,278
119,833,000	3.803% due 6/30/06 (c)	118,356,840
95,500,000	3.852% due 6/30/06 (c)	94,309,142
125,000,000	3.939% due 9/1/06 (c)	122,578,611
56,810,000	4.350% due 9/29/06 (c)	55,414,936
200,000,000	4.684% due 12/1/06 (c)	193,163,194
100,000,000	4.692% due 12/1/06 (c)	96,575,868

	Total U.S. Government Agencies	4,639,674,689

See Notes to Financial Statements.

Liquid Reserves Portfolio 2006 Semi-Annual Report	23

Schedule of Investments (February 28, 2006) (unaudited) (continued)

Face Amount	Security	Value

U.S. Government Obligations — 6.7%
	U.S. Treasury Bills:
$250,000,000	4.322% due 7/13/06 (c)	$246,063,750
50,000,000	4.322%-4.333% due 7/13/06 (c)	49,210,889
250,000,000	4.396% due 7/20/06 (c)	245,789,583
443,985,000	4.411% due 7/20/06 (c)	436,481,469
45,000,000	4.432% due 7/27/06 (c)	44,198,025
25,000,000	4.453% due 7/27/06 (c)	24,552,403
250,000,000	4.646% due 8/24/06 (c)	244,451,111
150,000,000	4.652% due 8/24/06 (c)	146,667,000
400,000,000	4.575% due 8/31/06	390,748,333
394,000,000	2.375% due 8/31/06	390,887,551
63,700,000	2.500% due 9/30/06	63,152,713

	Total U.S. Government Obligations	2,282,202,827

	Total U.S. Government & Agency Obligations	6,921,877,516

	TOTAL INVESTMENTS — 100.8% (Cost — $34,430,919,862#)	34,430,919,862
	Liabilities in Excess of Other Assets — (0.8)%	(270,275,165)

	TOTAL NET ASSETS — 100.0%	$34,160,644,697

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	Variable rate security. Interest rate disclosed is that which is in effect at February 28, 2006. Maturity dates shown are those of the next interest rate reset or actual maturity.

(c)	Rates shown reflect the yield to maturity on date of purchase.

#	Aggregate cost for federal income tax purposes is substantially the same.

See Notes to Financial Statements.

24	Liquid Reserves Portfolio 2006 Semi-Annual Report

Liquid Reserves Portfolio

Statement of Assets and Liabilities (February 28, 2006) (unaudited)

ASSETS:
Investments, at amortized cost	$34,430,919,862
Cash	890,610
Interest receivable	124,052,898

Total Assets	34,555,863,370

LIABILITIES:
Payable for securities purchased	390,748,333
Investment management fee payable	1,725,390
Trustees’ fees payable	979,830
Accrued expenses	1,765,120

Total Liabilities	395,218,673

Total Net Assets	$34,160,644,697

REPRESENTED BY:
Paid in capital	$34,160,644,697

See Notes to Financial Statements.

Liquid Reserves Portfolio 2006 Semi-Annual Report	25

Liquid Reserves Portfolio

Statement of Operations (For the six months ended February 28, 2006) (unaudited)

INVESTMENT INCOME:
Interest (Note 1)	$932,694,476

EXPENSES:
Investment management fee (Note 2)	24,610,949
Custody and fund accounting fees	4,285,705
Trustees’ fees	1,144,188
Legal fees	89,504
Audit and tax	31,800
Shareholder reports	169
Miscellaneous expenses	11,162

Total Expenses	30,173,477

Less: Investment management fee waiver (Note 2)	(8,446,630)
Fees paid indirectly (Note 1d)	(7)

Net Expenses	21,726,840

Net Investment Income	910,967,636

Net Realized Loss on Investments	(1,679,724)

Increase in Net Assets From Operations	$909,287,912

See Notes to Financial Statements.

26	Liquid Reserves Portfolio 2006 Semi-Annual Report

Liquid Reserves Portfolio

Statements of Changes in Net Assets

For the six months ended February 28, 2006 (unaudited)
and the year ended August 31, 2005
	2006	2005

OPERATIONS:
Net investment income	$910,967,636	$1,099,544,089
Net realized gain (loss)	(1,679,724)	78,302

Increase in Net Assets From Operations	909,287,912	1,099,622,391

CAPITAL TRANSACTIONS:
Proceeds from contributions	64,602,113,473	100,595,035,548
Value of withdrawals	(76,139,581,452)	(94,492,475,937)

Increase (Decrease) in Net Assets From Capital Transactions	(11,537,467,979)	6,102,559,611

Increase (Decrease) in Net Assets	(10,628,180,067)	7,202,182,002

NET ASSETS:
Beginning of period	44,788,824,764	37,586,642,762

End of period	$34,160,644,697	$44,788,824,764

See Notes to Financial Statements.

Liquid Reserves Portfolio 2006 Semi-Annual Report	27

Liquid Reserves Portfolio

Financial Highlights

For the years ended August 31, unless otherwise noted:

	2006	(1)	2005	2004	2003	2002	2001

Total Return(2)	2.31%		2.54%	1.09%	1.49%	2.36%	N/A

Net Assets, End of Period (millions)	$34,161		$44,789	$37,587	$39,447	$45,007	$32,073

Ratios to Average Net Assets:
Gross expenses	0.13	%(3)	0.17%	0.17%	0.17%	0.19%	0.22%
Net expenses(4)(5)	0.10	(3)	0.10	0.10	0.10	0.10	0.10
Net investment income	4.00	(3)	2.57	1.09	1.39	2.29	5.27

(1)	For the six months ended February 28, 2006 (unaudited).

(2)

Performance figures may reflect voluntary fee waivers. Past performance is no guarantee of future results. In the absence of voluntary fee waivers, the total return would be lower. Total returns for periods of less than one year are not annualized.

(3)	Annualized.

(4)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets of the Portfolio did not exceed 0.10%.

(5)	The Portfolio’s manager waived a portion of its management fee. Such waiver is voluntary and may be reduced or terminated at any time.

See Notes to Financial Statements.

28	Liquid Reserves Portfolio 2006 Semi-Annual Report

Notes to Financial Statements (unaudited)

1.	Organization and Significant Accounting Policies

Liquid Reserves Portfolio (the “Portfolio”) is registered under the U.S. Investment Company Act of 1940, as amended (“1940 Act”), as a no-load, diversified, open-end management investment company which was organized as a trust under the laws of the State of New York. The Declaration of Trust permits the Trustees to issue beneficial interests in the Portfolio. At February 28, 2006, all investors in the Portfolio were funds advised by the Manager and or its affiliates.

          The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

          (a) Investment valuation. Money market instruments are valued at amortized cost, in accordance with Rule 2a-7 under the 1940 Act, which approximates market value. This method involves valuing portfolio securities at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. The Portfolio’s use of amortized cost is subject to its compliance with certain conditions as specified under Rule 2a-7 of the 1940 Act.

          (b) Interest Income and Expenses. Interest income consists of interest accrued and discount earned (including both original issue and market discount adjusted for amortization of premium) on the investments of the Portfolio. Expenses of the Portfolio are accrued daily. The Portfolio bears all costs of its operations other than expenses specifically assumed by the Manager.

          (c) Income Taxes. The Portfolio is classified as a partnership for Federal income tax purposes. As such, each investor in the Portfolio is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. Therefore, no Federal income tax provision is required. It is intended that the Portfolio’s assets will be managed so an investor in the Portfolio can satisfy the requirements of the subchapter M of the Internal Revenue Code.

          (d) Fees Paid Indirectly. The Portfolio’s custodian calculates its fees based on the Portfolio’s average daily net assets. The fee is reduced according to a fee arrangement, which provides for custody fees to be reduced based on a formula developed to measure the value of cash deposited with the custodian by the Portfolio. This amount is shown as a reduction of expenses on the Statement of Operations.

          (e) Other. Purchases, maturities and sales of money market instruments are accounted for on the date of the transaction. Realized gains and losses are calculated on the identified cost basis.

2.	Investment Management Agreement and Other Transactions with Affiliates

On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business, Citigroup Asset Management (“CAM”), to Legg Mason, Inc. (“Legg Mason”). As a result, the Portfolio’s investment manager Citi Fund Management Inc., (the “Manager”), previously an indirect wholly-owned subsidiary of Citigroup, became

Liquid Reserves Portfolio 2006 Semi-Annual Report	29

Notes to Financial Statements (unaudited) (continued)

a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Portfolio’s existing investment management (advisory) contract to terminate. The Portfolio’s investors approved a new investment management contract between the Portfolio and the Manager, which became effective on December 27, 2005. An interim management agreement took effect upon the closing of the sale and continued in effect until December 27, 2005.

          Legg Mason, whose principal executive offices are in Baltimore, Maryland, is a financial services holding company.

          Prior to October 1, 2005, the Portfolio paid the Manager a management fee calculated at an annual rate of 0.15% of the Portfolio’s average daily net assets.

          Effective October 1, 2005 and under the new Investment Management Agreement the Portfolio will pay the Manager a management fee calculated at an annual rate of 0.10% of the Portfolio’s average daily net assets.

          During the six months ended February 28, 2006, the Portfolio had a voluntary expense limitation in place of 0.10% of the Portfolio’s average daily net assets. For the six months ended February 28, 2006, the Manager voluntarily waived a portion of its investment management fee amounting to $8,446,630. These waivers are voluntary and may be reduced or terminated at any time.

          The Portfolio pays no compensation directly to any Trustee or any officer who is affiliated with the Manager, all of whom receive remuneration for their services to the Portfolio from the Manager or its affiliates. Certain of the officers and a Trustee of the Portfolio are officers and a director of the Manager or its affiliates.

          The Trust has adopted a Retirement Plan (the “Plan”) for all Trustees who are not “interested persons” of the Portfolio, within the meaning of the 1940 Act. Under the Plan, each Trustee is required to retire from the Board as of the last day of the calendar year in which the applicable Trustee attains age 75. Trustees may retire under the Plan before attaining the mandatory retirement age. Trustees who have served as Trustee of the Trust or any of the investment companies associated with the Manager for at least ten years when they retire are eligible to receive the maximum retirement benefit under the Plan. The maximum retirement benefit is an amount equal to five times the amount of retainer and regular meeting fees payable to a Trustee during the entirety of the calendar year of the Trustee’s retirement (assuming no change in relevant facts for the balance of the year following the Trustee’s retirement). Amounts under the Plan may be paid in installments or in a lump sum (discounted to present value). Benefits under the Plan are unfunded. Three former Trustees are currently receiving payments under the plan. In addition, two other former Trustees elected to receive a lump sum payment under the plan during this period. The Portfolio’s allocable share of the expenses of the Plan for the six months ended February 28, 2006 was $899,830.

3.	Investments

Purchases, maturities and sales of money market instruments aggregated $682,628,495,242 and $693,525,459,054 respectively, for the six months ended February 28, 2006.

4.	Regulatory Matters

          On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith

30	Liquid Reserves Portfolio 2006 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

Barney Fund Management and Citigroup Global Markets (“CGM”) relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).

          The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Portfolio’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

          The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made.

          The order also required that transfer agency fees received from the Affected Funds since December 1, 2004 less certain expenses be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million was distributed to the Affected Funds.

          The order required SBFM to recommend a new transfer agent contract to the Affected Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bid-

Liquid Reserves Portfolio 2006 Semi-Annual Report	31

Notes to Financial Statements (unaudited) (continued)

ding process. On November 21, 2005, and within the specified timeframe, the Portfolio’s Board selected a new transfer agent for the Portfolio. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

          Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Affected Funds.

          This Portfolio is not one of the Affected Funds and therefore did not implement the transfer agent arrangement described above and therefore has not received and will not receive any portion of the distributions.

5.	Legal Matters

          Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC described in Note 4. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

          On October 5, 2005, a motion to consolidate the five actions and any subsequently filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

          As of the date of this report, the Portfolio’s investment manager believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the SBFM and its affiliates to continue to render services to the Funds under their respective contracts.

6.	Other Matters

          On September 16, 2005, the staff of the SEC informed SBFM and Salomon Brothers Asset Management Inc. (“SBAM”), each an affiliate of the manager, that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the Investment Company Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

          Although there can be no assurance, SBFM and SBAM believes that this matter is not likely to have a material adverse effect on the Fund or SBFM and SBAM’s ability to perform investment management services relating to the Portfolio.

32	Liquid Reserves Portfolio 2006 Semi-Annual Report

Board Approval of Management Agreement (unaudited)

On December 1, 2005, Citigroup Inc. completed the sale of substantially all of its asset management business, Citigroup Asset Management (“CAM”), which includes the Adviser, to Legg Mason, Inc. in exchange for the broker-dealer and investment banking businesses of Legg Mason and certain other considerations (the “Transaction”). The consummation of the Transaction resulted in the automatic termination of the Portfolio’s management agreement in accordance with the Investment Company Act of 1940, as amended (the “1940 Act”).

          Prior to the closing of the Transaction, the Portfolio’s Board approved a new management agreement between the Portfolio and the Adviser (the “New Management Agreement”) and authorized the Portfolio’s officers to submit the New Management Agreement to investors for their approval. Portfolio investors were sent notice of the meeting in September, 2005. Investors also received information that included the factors the Board considered in approving the New Management Agreement. These factors are set forth below.

          While investor approval of the New Management Agreement was being sought, the Portfolio’s Board, at a meeting held in person on November 21, 2005 and as discussed in more detail below, approved an interim management agreement for the Portfolio. The interim management agreement took effect upon the closing of the Transaction and continued in effect until investor approval of the New Management Agreement was obtained. This approval was obtained on December 27, 2005. The factors considered by the Portfolio’s Board in approving the interim management agreement also are set forth below.

          On July 11, 2005, members of the Board discussed with CAM management and certain senior Legg Mason representatives the Transaction and Legg Mason’s general plans and intentions regarding the Portfolio, including the preservation, strengthening and growth of CAM’s business and its combination with Legg Mason’s business. Among other things, the Board Members also inquired about the plans for and anticipated roles and responsibilities of certain CAM employees and officers after the Transaction.

          At a meeting held in person on August 7, 2005, the Portfolio’s Board, including a majority of the Board Members who are not “interested persons” of the Portfolio or the Adviser as defined in the 1940 Act (the “Independent Board Members”), approved the New Management Agreement. To assist the Board in its consideration of the New Management Agreement, Legg Mason provided materials and information about Legg Mason, including its financial condition and asset management capabilities and organization, and CAM provided materials and information about the Transaction between Legg Mason and Citigroup. Representatives of CAM and Legg Mason and/or Western Asset Management and its affiliates (“Western Asset”) also made presentations to and responded to questions from the Board. The Independent Board Members, through their independent legal counsel, also requested and received additional information from CAM and Legg Mason in connection with their consideration of the New Management Agreement. The additional information was provided in advance of and at the August meeting. After the presentations and after reviewing the written materials provided, the Independent Board Members met in executive session with their counsel to consider the New Management Agreement.

          The Independent Board Members conferred separately and with their counsel about the Transaction on a number of occasions, including in connection with the July and August meetings.

Liquid Reserves Portfolio	33

Board Approval of Management Agreement (unaudited) (continued)

          In their deliberations concerning the New Management Agreement, among other things, the Board Members considered:

(i) the automatic termination of the current management agreement upon completion of the Transaction and the need for continuity of services provided under the current management agreement;

(ii) the reputation, financial strength and resources of Legg Mason and its investment advisory subsidiaries;

(iii) that, following the Transaction, CAM will be part of an organization focused on the asset management business;

          (iv) that Legg Mason and its wholly-owned subsidiary, Western Asset, are experienced and respected asset management firms, and that Legg Mason has advised the Board Members that (a) it intends to combine the fixed income investment operations (including money market fund operations) of CAM with those of Western Asset and may also wish to combine other CAM operations with those of other Legg Mason subsidiaries; (b) after the closing of the Transaction, it will take steps to combine the investment management operations of Western Asset with the fixed income operations of the Adviser, which, among other things, may involve Western Asset and the Adviser sharing common systems and procedures, employees (including portfolio managers), investment and trading platforms, and other resources; (c) it is expected that these combination processes will result in changes to portfolio managers or portfolio management teams for a number of the CAM funds, subject to Board consent and appropriate notice to investors, and that, in other cases, the current portfolio managers or portfolio management teams will remain in place; and (d) in the future, it may recommend that Western Asset or other Legg Mason subsidiaries be appointed as the adviser or subadviser to some or all of the CAM funds, subject to applicable regulatory requirements;

(v) that CAM management had advised the Board that a number of portfolio managers and other key CAM personnel would be retained after the closing of the Transaction;

          (vi) that CAM management and Legg Mason have advised the Board that following the Transaction, there is not expected to be any diminution in the nature, quality and extent of services provided to the Portfolio and their investors by the Adviser, including compliance services;

          (vii) that under the Transaction Agreement, Citigroup and Legg Mason have agreed not to take any action that is not contemplated by the Transaction or fail to take any action that to their respective knowledge would cause any of the requirements of Section 15(f) of the 1940 Act not to be met;

          (viii) the assurances from Citigroup and Legg Mason that, for a three-year period following the closing of the Transaction, Citigroup-affiliated broker-dealers will continue to offer the Portfolio as an investment product, and the potential benefits to Portfolio investors from this and other third-party distribution access;

          (ix) the potential benefits to Portfolio investors from being part of a combined fund family with Legg Mason-sponsored funds, including possible economies of scale and access to investment opportunities;

34	Liquid Reserves Portfolio

Board Approval of Management Agreement (unaudited) (continued)

(x) that Citigroup and Legg Mason would derive certain benefits from the Transaction and that, as a result, they have a financial interest in the matters that were being considered;

(xi) the potential effects of regulatory restrictions on the Portfolio if Citigroup-affiliated broker-dealers remain principal underwriters of the Portfolio after the closing of the Transaction;

(xii) the fact that the Portfolio’s total management fees will not increase by virtue of the New Management Agreement, but will remain the same;

          (xiii) the terms and conditions of the New Management Agreement, including the differences from the current management agreement, and the benefits of a single, uniform form of agreement covering these services;

(xiv) that the Portfolio would not bear the costs of obtaining investor approval of the New Management Agreement;

          (xv) that Citigroup and Legg Mason were negotiating a license arrangement that would permit the Portfolio to maintain its current name for some agreed upon time period after the closing of the Transaction; and

          (xvi) that the Board had recently performed a full annual review of the current management agreement as required by the 1940 Act.[1] In that regard, the Board’s deliberations concerning the New Management Agreement reflected its prior evaluation of relevant factors, including the nature, quality and extent of services provided, costs of services provided, profitability, fall-out benefits, fees and economies of scale and investment performance considered in connection with the approval of the current management agreement and its determination that information provided by CAM and Legg Mason management prior to and at the August meeting supported the continued appropriateness of such conclusions with respect to the New Management Agreement.

          No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the New Management Agreement, and each Board Member attributed different weight to the various factors. The Independent Board Members were advised by separate independent legal counsel throughout the process. The Board also discussed the New Management Agreement in private sessions with their independent legal counsel at which no representatives of the Adviser were present. In light of all of the foregoing, the Board approved the New Management Agreement and authorized the Portfolio’s officers to submit the New Management Agreement to investors for their approval.

          A condition to the closing of the Transaction required that new management agreements to be approved by CAM advisory clients representing a substantial majority of investment management revenues. This condition was satisfied and the Transaction closed on December 1, 2005, prior to approval of the Portfolio’s New Management Agreement having been obtained. As noted above, prior to the closing of the Transaction, the Portfolio’s Board, at a meeting held in person on November 21, 2005, approved an interim management agreement for the Portfolio.

[1]	The Board’s deliberations in connection with that review were disclosed in the Fund’s annual report, a copy of which is available upon request.

Liquid Reserves Portfolio	35

Board Approval of Management Agreement (unaudited) (continued)

          In their deliberations concerning the interim management agreement, the Board Members considered that, as discussed in detail above, within the past year the Board had performed a full annual review of the current management agreement and had approved the New Management Agreement, subject to investor approval. In that regard, the Board, in its deliberations concerning the interim management agreement, met with senior representatives of CAM and Legg Mason to receive a status report on Legg Mason’s plans and intentions regarding CAM’s business and its combination with Legg Mason, including its plans for Portfolio portfolio management. On the basis of that report, the Board determined that its evaluation of relevant factors, including the nature, quality and extent of services provided, costs of services provided, profitability, fall out benefits, fees and economies of scale and investment performance and conclusions with respect thereto in connection with its approval of the New Management Agreement would apply to the interim agreement. However, the Board gave greatest weight to the imminent automatic termination of the current management agreement upon the completion of the Transaction and the need for continuity of the services provided thereunder pending investor approval of the New Management Agreement.

          In accordance with Rule 15a-4 under the 1940 Act, which regulates the use of interim management agreements, the interim management agreement for the Portfolio had a term no longer than 150 days. The terms of the interim management agreement approved by the Board were the same as those of the Portfolio’s management agreement that was in effect prior to the closing of the Transaction, differing only as to the effective date, the termination date and certain additional provisions required by law. Management fees paid under the interim agreement were to be held in escrow and not paid to the Manager until investors approved the New Management Agreement. By the terms of the interim management agreement, if investors did not approve the New Management Agreement, the management fees held in escrow were to be disbursed in accordance with applicable law.

36	Liquid Reserves Portfolio

Additional Shareholder Information (unaudited)

Results of a Special Meeting of Investors

On December 27, 2005, a Special Meeting of Investors was held for the following purposes: 1) to approve a new management agreement and 2) to elect Trustees. The following table provides the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each matter voted on at the Special Meeting of Investors.*

1.  Approval of New Management Agreement

	Voted For (%)**	Voted Against (%)	Abstentions (%)	Broker Non-Votes

New Management Agreement	87	13	0	N/A

2.  Election of Trustee Nominees

Nominees	Votes For (%)	Votes Against (%)	Abstentions (%)	Broker Non-Votes

Elliot J. Berv	98	2	0	N/A
Donald M. Carlton	98	2	0	N/A
A. Benton Cocanougher	98	2	0	N/A
Mark T. Finn	98	2	0	N/A
Stephen Randolph Gross	98	2	0	N/A
Diana R. Harrington	98	2	0	N/A
Susan B. Kerley	98	2	0	N/A
Alan G. Merten	98	2	0	N/A
R. Richardson Pettit	98	2	0	N/A
R. Jay Gerken	98	2	0	N/A

*

Investment companies that are investors in the Portfolio voted for each item in proportion to votes cast by the shareholders of such investment companies at special meetings of the shareholders of such investment companies.

**	Investors in the Portfolio vote on the basis of the percentage of beneficial interests of the Portfolio that they own.

Liquid Reserves Portfolio	37

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CitiSM Cash Reserves

TRUSTEES	INVESTMENT MANAGER
Elliott J. Berv	(OF LIQUID RESERVES
Donald M. Carlton	PORTFOLIO)
A. Benton Cocanougher	Citi Fund Management Inc.
Mark T. Finn	100 First Stamford Place
R. Jay Gerken, CFA	Stamford, CT 06902
Chairman
Stephen Randolph Gross	DISTRIBUTORS
Diana R. Harrington	Citigroup Global Markets Inc.
Susan B. Kerley	Legg Mason Investor Services, LLC
Alan G. Merten
R. Richardson Pettit	TRANSFER AGENTS
Boston Financial Data Services, Inc.
OFFICERS	2 Heritage Drive
R. Jay Gerken, CFA	North Quincy, Massachusetts 02171
President and
Chief Executive Officer	PFPC Inc.
4400 Computer Drive
Andrew B. Shoup	Westborough, Massachusetts 01581
Senior Vice President and
Chief Administrative Officer	CUSTODIAN
State Street Bank and Trust Company
Frances M. Guggino
Chief Financial Officer	INDEPENDENT REGISTERED
and Treasurer	PUBLIC ACCOUNTING FIRM
KPMG LLP
Ted P. Becker	345 Park Avenue
Chief Compliance Officer	New York, NY 10154

John Chiota	LEGAL COUNSEL
Chief Anti-Money Laundering	Bingham McCutchen LLP
Compliance Officer	150 Federal Street
Boston, MA 02110
Wendy S. Setnicka
Controller

Robert I. Frenkel
Secretary and
Chief Legal Officer

CitiFunds Trust III
CitiSM Cash Reserves

The Fund is a separate investment fund of CitiFunds Trust III, a
Massachusetts business trust.

The Fund files its complete schedule of portfolio holdings with Securities
Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington D.C.,
and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-625-4554.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ending June 30 of each year and a description of the policies and procedures that the fund uses to determine how to vote proxies related to portfolio transactions is available (1) without charge, upon request, by calling 1-800-625-4554, (2) on the Fund’s website at www.leggmason.com/InvestorServices and (3) on the SEC’s website at
www.sec.gov.

This report is submitted
for the general information
of the shareholders of
CitiSM Cash Reserves.

This report must be preceded
or accompanied by a free
prospectus. Investors should
consider the Fund’s
investment objective, risks,
charges and expenses
carefully before investing.
The prospectus contains this
and other important
information about the Fund.
Please read the prospectus
carefully before investing.

©2006 Legg Mason Investor
Services, LLC
Member NASD, SIPC

CFS/RCR/206             06-9816

SM

Citi    U.S. Treasury Reserves

SEMI-ANNUAL

REPORT

FEBRUARY 28, 2006

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

CitiSM U.S. Treasury Reserves

          Semi-Annual Report • February 28, 2006

Under a licensing agreement between Citigroup and Legg Mason, the names of Funds, the names of any classes of shares of the Funds, and the names of investment managers of Funds, as well as all logos, trademarks and service marks related to Citigroup or any of its affiliates (“Citi Marks”) are licensed for use by Legg Mason and by the Funds. Citi Marks include, but are not limited to, Citi,” “CitiFunds” and “Citigroup Asset Management”.

All Citi Marks are owned by Citigroup, and used under this license. Legg Mason and its affiliates, as well as the Manager, are not affiliated with Citigroup. Investments in the Funds are not bank deposits or obligations of Citibank.

Letter from the Chairman

R. JAY GERKEN, CFA
Chairman, President and
Chief Executive Officer

Dear Shareholder,

The U.S. economy was mixed during the six-month reporting period. Early in the period, the economy overcame several headwinds, including high oil prices, rising short-term interest rates and geopolitical issues. After a 3.3% advance in the second quarter of 2005, third quarter gross domestic product (“GDP”)i growth was a strong 4.1%. This marked the tenth consecutive quarter that GDP surpassed 3.0%. However, there were conflicting economic signals in the fourth quarter. While the Labor Department announced that the unemployment rate fell to 4.7% in January 2006, its lowest level in four years, fourth quarter GDP growth was 1.7%. This decline was, in large part, due to slower consumer spending.

          Given the economic expansion and inflationary concerns, the Federal Reserve Board (“Fed”)ii continued to raise interest rates throughout the period. After raising rates ten times from June 2004 through August 2005, the Fed increased its target for the federal funds rateiii in 0.25% increments four additional times over the reporting period. This represents the longest sustained Fed tightening cycle since the 1970s. All told, the Fed’s 14 rate hikes have brought the target for the federal funds rate from 1.00% to 4.50%. After the end of the Fund’s reporting period, at its March meeting, the Fed raised the federal funds rate by 0.25% to 4.75%.

          As expected, both short- and long-term yields rose over the reporting period. During the six months ended February 28, 2006, two-year Treasury yields increased from 3.72% to 4.69%. Over the same period, 10-year Treasury yields moved from 4.02% to 4.55%. As these figures show, at the end of the reporting period the yield curve was inverted, as the yield on two-year Treasuries surpassed that of 10-year Treasuries. This anomaly has historically foreshadowed an economic slowdown or recession. However, some experts, including new Fed Chairman Ben Bernanke, believe the inverted yield curve is largely a function of strong foreign demand for longer-term bonds.

CitiSM U.S. Treasury Reserves	I

Given the increase in short-term rates, the yields available from money market instruments steadily rose over the six-month reporting period.

Performance Review

As of February 28, 2006, the seven-day current yield for CitiSM U.S. Treasury Reserves was 3.57% and its seven-day effective yield, which reflects compounding, was 3.63%.[1]

          All yield reflect fee waivers which are voluntary, and may be reduced or terminated at any time. Absent these waivers, the seven-day current yield would have been 3.45% and the seven-day effective yield would have been 3.51%.

CitiSM U.S. Treasury Reserves Yields as of February 28, 2006 (unaudited)

Seven-day current yield[1]	3.57%

Seven-day effective yield[1]	3.63%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above.

All yields reflect fee waivers which are voluntary, and may be reduced or terminated at any time. Absent these waivers, the seven-day current yield would have been 3.45% and the seven-day effective yield would have been 3.51%.

          An investment in the Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Special Shareholder Notice

On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business, Citigroup Asset Management (“CAM”), to Legg Mason, Inc. (“Legg Mason”). As a result, the Fund’s investment manager (the “Manager”), previously an indirect wholly-owned subsidiary of Citigroup, has become a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Fund’s then existing investment management contract to terminate. The Fund’s shareholders previously approved a new investment management contract between the Fund and the Manager, which became effective on December 1, 2005.

[1]

The seven-day current yield reflects the amount of income generated by the investment during that seven-day period and assumes that the income is generated each week over a 365-day period. The yield is shown as a percentage of the investment. The seven-day effective yield is calculated similarly to the seven-day current yield but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The effective yield typically will be slightly higher than the current yield because of the compounding effect of the assumed reinvestment.

II	CitiSM U.S. Treasury Reserves

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. The Fund’s Manager and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund has been informed that the Manager and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

Important information concerning the Fund and its Manager with regard to recent regulatory developments is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA Chairman, President and Chief Executive Officer

March 30, 2006

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: An investment in a money market fund is neither insured nor guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Please see the Fund’s prospectus for more information on these and other risks.

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.

ii

The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

CitiSM U.S. Treasury Reserves	III

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Fund Facts

Fund Objective

To provide its shareholders with liquidity and as high a level of current income from U.S. government obligations as is consistent with the preservation of capital.

Investment Manager
Citi Fund Management Inc.

Commencement of Operations
May 3, 1991

Net Assets as of 2/28/06
$216.9 million

Distributions
Declared daily, paid monthly

Benchmark*
• iMoneyNet, Inc.
  100% U.S. Treasury Rated
  Money Market Funds Average

*	The iMoneyNet, Inc. Funds Average reflects the performance (excluding sales charges) of mutual funds with similar objectives. Citi is a service mark of Citicorp.

CitiSM U.S. Treasury Reserves 2006 Semi-Annual Report	1

Portfolio at a Glance (unaudited)

U.S. Treasury Reserves Portfolio

Investment Breakdown

As a Percent of Total Investments

0.0%

25.0%

50.0%

75.0%

.

100.0%

February  28, 2006

U.S. Treasury Bills

   90.3%

   9.7%

U.S. Treasury Notes

2	CitiSM U.S. Treasury Reserves 2006 Semi-Annual Report

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

          This example is based on an investment of $1,000 invested on September 1, 2005 and held for the six months ended February 28, 2006.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Based on Actual Total Return(1)

	Actual Total Return(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(3)

Citi U.S. Treasury Reserves	1.53%	$1,000.00	$1,015.30	0.69%	$3.45

(1)	For the six months ended February 28, 2006.

(2)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect voluntary fee waivers. Past performance is no guarantee of future results. In the absence of voluntary fee waivers the total return would have been lower.

(3)

Expenses (net of voluntary fee waivers) are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

CitiSM U.S. Treasury Reserves 2006 Semi-Annual Report	3

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

          Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(2)

Citi U.S. Treasury Reserves	5.00%	$1,000.00	$1,021.37	0.69%	$3.46

(1)	For the six months ended February 28, 2006.

(2)

Expenses (net of voluntary fee waivers) are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

4	CitiSM U.S. Treasury Reserves 2006 Semi-Annual Report

Statement of Assets and Liabilities (February 28, 2006) (unaudited)

ASSETS:
Investment in U.S. Treasury Reserves Portfolio, at value	$217,440,092
Receivable for Fund shares sold	162,016
Prepaid expenses	17,859

Total Assets	217,619,967

LIABILITIES:
Dividends payable	498,204
Investment management fee payable	56,712
Payable for Fund shares repurchased	46,171
Distribution fees payable	42,487
Trustees’ fees payable	8,240
Transfer agent fees payable	8,000
Accrued expenses	45,412

Total Liabilities	705,226

Total Net Assets	$216,914,741

NET ASSETS:
Par value (Note 3)	$2,169
Paid-in capital in excess of par value	216,908,400
Undistributed net investment income	4,421
Accumulated net realized loss on investments	(249)

Total Net Assets	$216,914,741

Shares Outstanding	216,910,569

Net Asset Value	$1.00

See Notes to Financial Statements.

CitiSM U.S. Treasury Reserves 2006 Semi-Annual Report	5

Statement of Operations (For the six months ended February 28, 2006) (unaudited)

INVESTMENT INCOME:
Income from U.S. Treasury Reserves Portfolio	$4,404,694
Allocated expenses (net of fee waivers) from U.S. Treasury Reserves Portfolio	(110,828)

Total Investment Income	4,293,866

EXPENSES:
Investment management fee (Note 2)	422,830
Distribution fees (Notes 2)	295,620
Legal fees	22,945
Shareholder reports	15,122
Registration fees	11,987
Audit and tax	8,508
Transfer agent fees (Note 2)	8,267
Custody and fund accounting fees	6,135
Trustees’ fees	6,021
Insurance	3,254
Miscellaneous expenses	1,361

Total Expenses	802,050
Less: Investment management fee waiver (Note 2)	(96,546)

Net Expenses	705,504

Net Investment Income	3,588,362

Net Realized Loss on Investments From U.S. Treasury Reserves Portfolio	(249)

Increase in Net Assets From Operations	$3,588,113

See Notes to Financial Statements.

6	CitiSM U.S. Treasury Reserves 2006 Semi-Annual Report

Statements of Changes in Net Assets

For the six months ended February 28, 2006 (unaudited) and the year ended August 31, 2005
	2006	2005

OPERATIONS:
Net investment income	$3,588,362	$4,432,609
Net realized gain (loss)	(249)	4,714

Increase in Net Assets From Operations	3,588,113	4,437,323

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):
Net investment income	(3,583,941)	(4,432,609)
Net realized gains	—	(4,819)

Decrease in Net Assets From Distributions to Shareholders	(3,583,941)	(4,437,428)

FUND SHARE TRANSACTIONS (NOTE 3):
Net proceeds from sale of shares	433,488,700	2,187,499,323
Reinvestment of distributions	890,275	851,646
Cost of shares repurchased	(475,610,696)	(2,263,290,592)

Decrease in Net Assets From Fund Share Transactions	(41,231,721)	(74,939,623)

Decrease in Net Assets	(41,227,549)	(74,939,728)
NET ASSETS:
Beginning of period	258,142,290	333,082,018

End of period*	$216,914,741	$258,142,290

*Includes undistributed net investment income of:	$4,421	—

See Notes to Financial Statements.

CitiSM U.S. Treasury Reserves 2006 Semi-Annual Report	7

Financial Highlights

For a share of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:

	2006(1)		2005	2004	2003	2002	2001

Net Asset Value, Beginning of Period	$1.000		$1.000	$1.000	$1.000	$1.000	$1.000

Income (Loss) From Operations:
Net investment income and net realized gain/loss	0.015		0.016	0.003	0.006	0.014	0.045

Less Distributions From:
Net investment income and net realized gain	(0.015)		(0.016)	(0.003)	(0.006)	(0.014)	(0.045)

Net Asset Value, End of Period	$1.000		$1.000	$1.000	$1.000	$1.000	$1.000

Total Return(2)	1.53%		1.65%	0.32%	0.63%	1.45%	4.62%

Net Assets, End of Period (000s)	$216,915		$258,142	$333,082	$311,557	$396,382	$348,313

Ratios to Average Net Assets:
Gross expenses(3)	0.81	%(4)	0.91%	0.91%	0.90%	0.92%	1.01%
Net expenses(3)(5)(6)	0.69	(4)	0.70	0.70	0.68	0.70	0.70
Net investment income	3.05	(4)	1.62	0.31	0.64	1.41	4.50

(1)	For the six months ended February 28, 2006 (unaudited).

(2)

Performance figures may reflect voluntary fee waivers. Past performance is no guarantee of future results. In the absence of voluntary fee waivers, the total return would have been lower. Total returns for periods of less than one year are not annualized.

(3)	Includes the Fund’s share of U.S. Treasury Reserves Portfolio’s allocated expenses.

(4)	Annualized.

(5)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets of the Fund did not exceed 0.70%.

(6)	The Fund’s Manager and the Manager of the U.S. Treasury Reserves Portfolio waived a portion of their fees. Such waivers are voluntary and may be reduced or terminated at any time.

See Notes to Financial Statements.

8	CitiSM U.S. Treasury Reserves 2006 Semi-Annual Report

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Citi U.S. Treasury Reserves (the “Fund”) is a separate diversified series of CitiFunds Trust III (the “Trust”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund invests all of its investable assets in U.S. Treasury Reserves Portfolio (the “Portfolio”), a management investment company. The value of such investment reflects the Fund’s proportionate interest (14.4% at February 28, 2006) in the net assets of the Portfolio.

          The financial statements of the Portfolio, including the portfolio of investments, are contained elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

          The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

          (a) Investment Valuation. Valuation of securities by the Portfolio is discussed in Note 1(a) of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

          (b) Investment Income. The Fund earns income, net of Portfolio expense, daily based on its investment in the Portfolio.

           (c) Expenses. The Fund bears all costs of the operations other than expenses specifically assumed by the Manager. Expenses incurred by the Trust with respect to any two or more funds in the series are allocated in proportion to the average net assets of each fund, except when allocations of direct expenses to each fund can otherwise be made fairly. Expenses directly attributable to a fund are charged to that fund. The Fund’s share of the Portfolio’s expenses is charged against and reduces the amount of the Fund’s investment in the Portfolio.

          (d) Method of Allocation. All the net investment income and net realized gain (loss) of the Portfolio are allocated pro rata, based on respective ownership interests, among the Fund and other investors in the Portfolio at the time of such determination.

           (e) Distributions to Shareholders. Distributions from net investment income and realized gain (loss) on the shares of the Fund are declared as of 2:00 p.m. Eastern Standard Time, each business day, to shareholders of record, and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

           (f) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

CitiSM U.S. Treasury Reserves 2006 Semi-Annual Report	9

Notes to Financial Statements (unaudited) (continued)

           (g) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

2. Investment Management Agreement and Other Transactions with Affiliates

On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business, Citigroup Asset Management (“CAM”), to Legg Mason, Inc. (“Legg Mason”). As a result, the Fund’s investment manager Citi Fund Management Inc. (the “Manager”), previously an indirect wholly-owned subsidiary of Citigroup, became a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Fund’s existing management contract to terminate. The Fund’s shareholders approved a new investment management contract between the Fund and the Manager, which became effective on December 1, 2005.

          Legg Mason, whose principal executive offices are in Baltimore, Maryland, is a financial services holding company.

          Prior to October 1, 2005, the Fund paid the Manager a management fee calculated at an annual rate of 0.40% of the Fund’s average daily net assets. The Manager serves as the Manager for the Portfolio, and receives management fees, before any waivers, at an annual rate of 0.15% of the Portfolio’s average daily net assets.

          Effective October 1, 2005 and under the New Investment Management Agreement, the Fund and the Portfolio pay the Manager a management fee calculated daily and payable monthly in accordance with the following breakpoint schedule:

Average Daily Net Assets	Portfolio	Fund	Total

First $1 billion	0.100%	0.350%	0.450%
Next $1 billion	0.100	0.325	0.425
Next $3 billion	0.100	0.300	0.400
Next $5 billion	0.100	0.275	0.375
Over $10 billion	0.100	0.250	0.350

          During the six months ended February 28, 2006, the Fund had a voluntary expense limitation in place of 0.70% of the Fund’s average daily net assets. For the six months ended February 28, 2006, the Manager voluntarily waived a portion of its management fee amounting to $96,546. Such waivers are voluntary and may be reduced or terminated at any time.

          The Fund’s Board has approved PFPC Inc. (“PFPC”) and Boston Financial Data Services, Inc. to serve as transfer agents for the Fund, effective January 1, 2006. The principal business office of PFPC is located at 4400 Computer Drive, Westborough, MA 01581. Prior to January 1, 2006, Citicorp Trust Bank, fsb. (“CTB”), a subsidiary of Citigroup, acted as the Fund’s transfer agent. PFPC and State Street Bank Trust acted as the Fund’s sub-transfer agents. For the period ended February 28, 2006, the Fund paid transfer agent fees of $1,447 to CTB. In addition, for the period ended February 28, 2006, the Fund also paid $327 to other Citigroup affiliates for shareholder record keeping services.

10	CitiSM U.S. Treasury Reserves 2006 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

          The Fund’s Board has appointed the Fund’s current distributor, Citigroup Global Markets Inc. (“CGM”) and Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, as co-distributors of the Fund. The Fund’s Board has also approved an amended and restated Rule 12b-1 Plan (a “Rule 12b-1 Plan”). CGM and other broker-dealers, financial intermediaries and financial institutions (each called a “Service Agent”) that currently offer Fund shares will continue to make the Fund’s shares available to their clients. Additional Service Agents may offer Fund shares in the future.

          The Fund has adopted a Service Plan pursuant to Rule 12b-1 under the 1940 Act. The Service Plan allows the Fund to pay a monthly fee at an annual rate not to exceed 0.25% of the average daily net assets. The distribution fees amounted to $295,620 for the six months ended February 28, 2006.

          The Trust pays no compensation directly to any Trustee or any officer who is affiliated with the Manager, all of whom receive remuneration for their services to the Fund from the Manager or its affiliates. Certain officers and a Trustee of the Trust are officers and a director of the Manager or its affiliates.

          The Trust has adopted a Retirement Plan (the “Plan”) for all Trustees who are not “interested persons” of the Fund, within the meaning of the 1940 Act. Under the Plan, each Trustee is required to retire from the Board as of the last day of the calendar year in which the applicable Trustee attains age 75. Trustees may retire under the Plan before attaining the mandatory retirement age. Trustees who have served as Trustee of the Trust or any of the investment companies associated with the Manager for at least ten years when they retire are eligible to receive the maximum retirement benefit under the Plan. The maximum retirement benefit is an amount equal to five times the amount of retainer and regular meeting fees payable to a Trustee during the entirety of the calendar year of the applicable Trustee’s retirement (assuming no change in revelant facts for the balance of the year following the Trustee’s retirement). Amounts under the Plan may be paid in installments or in a lump sum (discounted to present value). Benefits under the Plan are unfunded. Three former Trustees are currently receiving payments under the plan. In addition two other former Trustees received a lump sum payment under the plan. The Fund’s allocable share of the expenses of the Plan for the six months ended February 28, 2006 was $5,031.

3. Shares of Beneficial Interest

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (par value $0.00001 per share).

          Because the Fund has maintained a $1.00 net asset value per share from inception, the number of shares sold, shares issued in reinvestment of dividends declared, and share repurchased, is equal to the dollar amount shown in the Statements of Changes in Net Assets for the corresponding capital share transactions.

4. Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney

CitiSM U.S. Treasury Reserves 2006 Semi-Annual Report	11

Notes to Financial Statements (unaudited) (continued)

Fund Management LLC (“SBFM”) and CGM relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).

          The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

          The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made.

          The order also required that transfer agency fees received from the Affected Funds since December 1, 2004 less certain expenses be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

          The order required SBFM to recommend a new transfer agent contract to the Affected Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Fund’s Board selected a new transfer agent for the Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended

12	CitiSM U.S. Treasury Reserves 2006 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

version of a vendor policy that Citigroup instituted in August 2004.

          Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Affected Funds.

          This Fund is not one of the Affected Funds and therefore did not implement the transfer agent arrangement described above and therefore has not received and will not receive any portion of the distributions.

5. Legal Matters

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC described in Note 4. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

          On October 5, 2005, a motion to consolidate the five actions and any subsequently filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

          As of the date of this report, the Fund’s investment manager believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of SBFM and its affiliates to continue to render services to the Funds under their respective contracts.

6. Other Matters

On September 16, 2005, the staff of the SEC informed SBFM and Salomon Brothers Asset Management Inc. (“SBAM”), each an affiliate of the Manager, that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and SBAM for alleged violations of Sections 19(a) and 34(b) of the 1940 Act (and related Rule 19a-1). The notification is a result of an industry wide inspection undertaken by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the Investment Company Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM and SBAM.

          Although there can be no assurance, SBFM and SBAM believes that this matter is not likely to have a material adverse effect on the Fund or SBFM and SBAM’s ability to perform investment management services relating to the Fund.

CitiSM U.S. Treasury Reserves 2006 Semi-Annual Report	13

Board Approval of Management Agreement (unaudited)

On December 1, 2005, Citigroup Inc. completed the sale of substantially all of its asset management business, Citigroup Asset Management (“CAM”), which includes the Manager, to Legg Mason, Inc. in exchange for the broker-dealer and investment banking businesses of Legg Mason and certain other considerations (the “Transaction”). The consummation of the Transaction resulted in the automatic termination of the Fund’s management agreement in accordance with the Investment Company Act of 1940, as amended (the “1940 Act”).

          Prior to the closing of the Transaction, the Fund’s Board approved a new management agreement between the Fund and the Manager (the “New Management Agreement”) and authorized the Fund’s officers to submit the New Management Agreement to Fund shareholders for their approval. Fund shareholders were sent notice of the shareholder meeting and a proxy statement in September, 2005. The proxy statement included the factors the Board considered in approving the New Management Agreement. These factors, as included in the proxy statement, are set forth below.

          On June 23, 2005, Citigroup entered into a definitive agreement (the “Transaction Agreement”) with Legg Mason. On July 11, 2005, members of the Board discussed with CAM management and certain senior Legg Mason representatives the Transaction and Legg Mason’s general plans and intentions regarding the Fund, including the preservation, strengthening and growth of CAM’s business and its combination with Legg Mason’s business. Among other things, the Board Members also inquired about the plans for and anticipated roles and responsibilities of certain CAM employees and officers after the Transaction.

          At a meeting held in person on August 7, 2005, the Fund’s Board, including a majority of the Board Members who are not “interested persons” of the Fund or the Manager as defined in the 1940 Act (the “Independent Board Members”), approved the New Management Agreement. To assist the Board in its consideration of the New Management Agreement, Legg Mason provided materials and information about Legg Mason, including its financial condition and asset management capabilities and organization, and CAM provided materials and information about the Transaction between Legg Mason and Citigroup. Representatives of CAM and Legg Mason and/or Western Asset Management and its affiliates (“Western Asset”) also made presentations to and responded to questions from the Board. The Independent Board Members, through their independent legal counsel, also requested and received additional information from CAM and Legg Mason in connection with their consideration of the New Management Agreement. The additional information was provided in advance of and at the August meeting. After the presentations and after reviewing the written materials provided, the Independent Board Members met in executive session with their counsel to consider the New Management Agreement.

          The Independent Board Members conferred separately and with their counsel about the Transaction on a number of occasions, including in connection with the July and August meetings.

14	CitiSM U.S. Treasury Reserves

Board Approval of Management Agreement (unaudited) (continued)

          In their deliberations concerning the New Management Agreement, among other things, the Board Members considered:

(i) the automatic termination of the current management agreement upon completion of the Transaction and the need for continuity of services provided under the current management agreement;

(ii) the reputation, financial strength and resources of Legg Mason and its investment advisory subsidiaries;

(iii) that, following the Transaction, CAM will be part of an organization focused on the asset management business;

          (iv) that Legg Mason and its wholly-owned subsidiary, Western Asset, are experienced and respected asset management firms, and that Legg Mason has advised the Board Members that (a) it intends to combine the fixed income investment operations (including money market fund operations) of CAM with those of Western Asset and may also wish to combine other CAM operations with those of other Legg Mason subsidiaries; (b) after the closing of the Transaction, it will take steps to combine the investment management operations of Western Asset with the fixed income operations of the Manager, which, among other things, may involve Western Asset and the Manager sharing common systems and procedures, employees (including portfolio managers), investment and trading platforms, and other resources; (c) it is expected that these combination processes will result in changes to portfolio managers or portfolio management teams for a number of the CAM funds, subject to Board consent and appropriate notice to shareholders, and that, in other cases, the current portfolio managers or portfolio management teams will remain in place; and (d) in the future, it may recommend that Western Asset or other Legg Mason subsidiaries be appointed as the adviser or subadviser to some or all of the CAM funds, subject to applicable regulatory requirements;

(v) that CAM management had advised the Board that a number of portfolio managers and other key CAM personnel would be retained after the closing of the Transaction;

          (vi) that CAM management and Legg Mason have advised the Board that following the Transaction, there is not expected to be any diminution in the nature, quality and extent of services provided to the Fund and their shareholders by the Manager, including compliance services;

          (vii) that under the Transaction Agreement, Citigroup and Legg Mason have agreed not to take any action that is not contemplated by the Transaction or fail to take any action that to their respective knowledge would cause any of the requirements of Section 15(f) of the 1940 Act not to be met;

          (viii) the assurances from Citigroup and Legg Mason that, for a three-year period following the closing of the Transaction, Citigroup-affiliated broker-dealers will continue to offer the Fund as an investment product, and the potential benefits to Fund shareholders from this and other third-party distribution access;

CitiSM U.S. Treasury Reserves	15

Board Approval of Management Agreement (unaudited) (continued)

          (ix) the potential benefits to Fund shareholders from being part of a combined fund family with Legg Mason-sponsored funds, including possible economies of scale and access to investment opportunities;

(x) that Citigroup and Legg Mason would derive certain benefits from the Transaction and that, as a result, they have a financial interest in the matters that were being considered;

(xi) the potential effects of regulatory restrictions on the Fund if Citigroup-affiliated broker-dealers remain principal underwriters of the Fund after the closing of the Transaction;

(xii) the fact that the Fund’s total advisory and administrative fees will not increase by virtue of the New Management Agreement, but will remain the same;

          (xiii) the terms and conditions of the New Management Agreement, including the differences from the current management agreement, and the benefits of a single, uniform form of agreement covering these services;

(xiv) that the Fund would not bear the costs of obtaining shareholder approval of the New Management Agreement;

          (xv) that Citigroup and Legg Mason were negotiating a license arrangement that would permit the Fund to maintain its current name for some agreed upon time period after the closing of the Transaction; and

          (xvi) that the Board had recently performed a full annual review of the current management agreement as required by the 1940 Act.[1] In that regard, the Board’s deliberations concerning the New Management Agreement reflected its prior evaluation of relevant factors, including the nature, quality and extent of services provided, costs of services provided, profitability, fall-out benefits, fees and economies of scale and investment performance considered in connection with the approval of the current management agreement and its determination that information provided by CAM and Legg Mason management prior to and at the August meeting supported the continued appropriateness of such conclusions with respect to the New Management Agreement.

          No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the New Management Agreement, and each Board Member attributed different weight to the various factors. The Independent Board Members were advised by separate independent legal counsel throughout the process. The Board also discussed the New Management Agreement in private sessions with their independent legal counsel at which no representatives of the Manager were present. In light of all of the foregoing, the Board approved the New Management Agreement and authorized the Fund’s officers to submit the New Management Agreement to shareholders for their approval.

[1]	The Board’s deliberations in connection with that review were disclosed in the Fund’s annual report, a copy of which is available upon request.

16	CitiSM U.S. Treasury Reserves

Additional Shareholder Information (unaudited)

Results of a Special Meeting of Shareholders

On November 29, 2005, a Special Meeting of Shareholders was held for the following purposes: 1) to approve a new management agreement and 2) to elect Trustees1. The following table provides the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each matter voted on at the Special Meeting of Shareholders.

1. Approval of New Management Agreement

		Voted		Broker
	Voted For	Against	Abstentions	Non-Votes

New Management Agreement	159,242,892.020	598,565.350	1,485,882.220	0

2. Election of Trustees1

		Authority		Broker
Nominees:	Voted For	Withheld	Abstentions	Non-Votes

Elliot J. Berv	1,303,645,407.620	65,086,002.740	16,214.000	0
Donald M. Carlton	1,304,458,968.970	64,272,441.390	16,214.000	0
A. Benton Cocanougher	1,304,575,964.590	64,155,445.770	16,214.000	0
Mark T. Finn	1,304,935,477.050	63,795,933.310	16,214.000	0
Stephen Randolph Gross	1,304,783,876.680	63,947,533.680	16,214.000	0
Diana R. Harrington	1,304,677,852.660	64,053,557.700	16,214.000	0
Susan B. Kerley	1,304,162,131.160	64,569,279.200	16,214.000	0
Alan G. Merten	1,304,373,215.660	64,358,194.700	16,214.000	0
R. Richard Pettit	1,305,050,656.360	63,680,754.000	16,214.000	0
R. Jay Gerken	1,303,485,238.730	65,246,171.630	16,214.000	0

[1]	Trustees are elected by the shareholders of all of the series of the Trust of which the Fund is a series.

CitiSM U.S. Treasury Reserves	17

Schedule of Investments (February 28, 2006) (unaudited)
U.S. TREASURY RESERVES PORTFOLIO

Face
Amount				Security	Value

U.S. Treasury Bills — 93.2%
$25,000,000	3.691	%,	3/2/06		$24,997,663
50,000,000	3.831	%,	3/2/06		49,994,722
4,536,000	4.312	%,	3/2/06		4,535,457
25,000,000	4.324	%,	3/2/06		24,997,007
20,000,000	3.863	%,	3/9/06		19,983,111
50,000,000	3.869	%,	3/9/06		49,957,333
21,922,000	3.975	%,	3/9/06		21,902,830
2,864,000	4.159	%,	3/9/06		2,861,368
59,431,000	4.269	%,	3/9/06		59,374,805
25,000,000	3.887	%,	3/16/06		24,960,208
31,560,000	3.906	%,	3/16/06		31,509,109
25,000,000	4.314	%,	3/16/06		24,955,208
25,000,000	4.332	%,	3/16/06		24,955,000
50,000,000	4.340	%,	3/16/06		49,909,896
70,443,000	4.414	%,	3/16/06		70,313,708
20,000,000	3.817	%,	3/23/06		19,954,228
20,000,000	4.190	%,	3/23/06		19,949,156
15,000,000	4.231	%,	3/23/06		14,961,514
25,000,000	4.345	%,	3/23/06		24,933,847
25,000,000	3.822	%,	3/30/06		24,924,479
50,000,000	3.939	%,	3/30/06		49,842,917
2,668,000	3.949	%,	3/30/06		2,659,597
50,000,000	4.241	%,	3/30/06		49,830,632
25,000,000	4.245	%,	4/6/06		24,894,825
5,699,000	4.036	%,	4/13/06		5,672,061
25,000,000	4.240	%,	4/13/06		24,874,733
15,000,000	4.093	%,	4/20/06		14,916,458
50,000,000	4.301	%,	4/20/06		49,704,514
4,665,000	4.353	%,	4/20/06		4,637,042
25,000,000	4.091	%,	4/27/06		24,840,479
25,000,000	4.134	%,	4/27/06		24,839,094
25,000,000	4.337	%,	4/27/06		24,830,187
25,000,000	4.182	%,	5/4/06		24,818,000
25,000,000	4.398	%,	5/4/06		24,806,667
35,000,000	4.482	%,	5/4/06		34,723,422
25,000,000	4.242	%,	5/11/06		24,795,135
50,000,000	4.439	%,	5/11/06		49,567,097
25,000,000	4.496	%,	5/18/06		24,759,229
25,000,000	4.225	%,	5/25/06		24,755,714
35,000,000	4.534	%,	5/25/06		34,629,365
30,000,000	4.239	%,	6/1/06		29,681,833
50,000,000	4.562	%,	6/1/06		49,429,986
25,000,000	4.257	%,	6/8/06		24,713,313
20,000,000	4.522	%,	6/15/06		19,737,650
25,000,000	4.322	%,	7/6/06		24,626,938
25,000,000	4.624	%,	7/20/06		24,555,311

See Notes to Financial Statements.

18	U.S. Treasury Reserves Portfolio 2006 Semi-Annual Report

Schedule of Investments (February 28, 2006) (unaudited) (continued)

Face
Amount				Security	Value

U.S. Treasury Bills — 93.2% (continued)
$ 25,000,000	4.432	%,	7/27/06		$24,554,458
25,000,000	4.606	%,	8/3/06		24,514,818
25,000,000	4.579	%,	8/10/06		24,496,563
25,000,000	4.652	%,	8/24/06		24,444,500

	Total U.S. Treasury Bills				1,405,083,187

U.S. Treasury Notes — 10.0%
50,000,000	2.585	%,	3/31/06		49,888,320
50,000,000	2.808	%,	3/31/06		49,888,320
25,000,000	2.210	%,	5/15/06		24,886,068
27,000,000	1.311	%,	8/31/06		26,822,412

	Total U.S. Treasury Notes				151,485,120

	TOTAL INVESTMENTS — 103.2% (Cost — $1,556,568,307#)				1,556,568,307
	Liabilities in Excess of Other Assets — (3.2)%				(48,314,703)

	TOTAL NET ASSETS — 100.0%				$1,508,253,604

# Aggregate cost for federal income tax purposes is substantially the same.

See Notes to Financial Statements.

U.S. Treasury Reserves Portfolio 2006 Semi-Annual Report	19

U.S. Treasury Reserves Portfolio
Statement of Assets and Liabilities (February 28, 2006) (unaudited)

ASSETS:
Investments, at amortized cost	$1,556,568,307
Cash	338
Interest receivable	1,298,275

Total Assets	1,557,866,920

LIABILITIES:
Payable for securities purchased	49,429,986
Investment management fee payable	59,381
Trustees’ fees payable	26,916
Accrued expenses	97,033

Total Liabilities	49,613,316

Total Net Assets	$1,508,253,604

REPRESENTED BY:
Paid-in capital	$1,508,253,604

See Notes to Financial Statements.

20	U.S. Treasury Reserves Portfolio 2006 Semi-Annual Report

U.S. Treasury Reserves Portfolio
Statement of Operations (For the six months ended February 28, 2006) (unaudited)

INVESTMENT INCOME:
Interest	$26,419,918

EXPENSES:
Investment management fee (Note 2)	751,351
Custody and fund accounting fees	90,284
Trustees’ fees	27,160
Legal fees	18,587
Audit and tax	16,350
Shareholder reports	6,646
Miscellaneous expenses	1,257

Total Expenses	911,635
Less: Investment management fee waiver (Note 2)	(251,179)
Fees paid indirectly (Note 1)	(10)

Net Expenses	660,446

Net Investment Income	25,759,472

Net Realized Loss on Investments	(1,625)

Increase in Net Assets From Operations	$25,757,847

See Notes to Financial Statements.

U.S. Treasury Reserves Portfolio 2006 Semi-Annual Report	21

U.S. Treasury Reserves Portfolio
Statements of Changes in Net Assets
For the six months ended February 28, 2006 (unaudited)
and the year ended August 31, 2005

	2006	2005

OPERATIONS:
Net investment income	$25,759,472	$38,464,555
Net realized gain (loss)	(1,625)	36,701

Increase in Net Assets From Operations	25,757,847	38,501,256

CAPITAL TRANSACTIONS:
Proceeds from contributions	2,807,684,206	7,293,938,848
Values of withdrawals	(2,544,092,772)	(7,676,247,187)

Increase (Decrease) in Net Assets From Capital Transactions	263,591,434	(382,308,339)

Increase (Decrease) in Net Assets	289,349,281	(343,807,083)
NET ASSETS:
Beginning of period	1,218,904,323	1,562,711,406

End of period	$1,508,253,604	$1,218,904,323

See Notes to Financial Statements.

22	U.S. Treasury Reserves Portfolio 2006 Semi-Annual Report

U.S. Treasury Reserves Portfolio
Financial Highlights
For the years ended August 31, unless otherwise noted:

	2006(1)		2005	2004	2003	2002	2001

Net Assets,
End of Period (000s)	$1,508,254		$1,218,904	$1,562,711	$1,458,349	$1,953,165	$1,387,171

Total Return(2)	2.12%		2.25%	0.92%	1.20%	2.06%	5.24%

Ratios to Average Net Assets:
Gross expenses	0.13	%(3)	0.18%	0.18%	0.18%	0.20%	0.23%
Net expenses(4)(5)	0.10	(3)	0.10	0.10	0.10	0.10	0.10
Net investment income	3.68	(3)	2.16	0.91	1.22	2.00	5.13

(1)	For the six months ended February 28, 2006 (unaudited).

(2)

Performance figures may reflect voluntary fee waivers. Past performance is no guarantee of future results. In the absence of voluntary fee waivers, the total return would have been lower. Total returns for periods of less than one year are not annualized.

(3)	Annualized.

(4)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets of the Portfolio did not exceed 0.10%.

(5)	The Portfolio’s Manager voluntarily waived a portion of its fees. Such waivers are voluntary and may be reduced or terminated at any time.

See Notes to Financial Statements.

U.S. Treasury Reserves Portfolio 2006 Semi-Annual Report	23

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

U.S. Treasury Reserves Portfolio (the “Portfolio”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a no-load, diversified, open-end management investment company which was organized as a trust under the laws of the State of New York. The Declaration of Trust permits the Trustees to issue beneficial interests in the Portfolio. At February 28, 2006, all investors in the Portfolio were funds advised by the Manager and/or its affiliates.

          The following are significant accounting policies consistently followed by the Portfolio and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

          (a) Investment Valuation. Money market instruments are valued at amortized cost, in accordance with Rule 2a-7 under the 1940 Act, which approximates market value. This method involves valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. The Portfolio’s use of amortized cost is subject to its compliance with certain conditions as specified under Rule 2a-7 of the 1940 Act.

          (b) Interest Income and Expenses. Interest income consists of interest accrued and discount earned (including both original issue and market discount, adjusted for amortization of premium on the investments of the Portfolio. Expenses of the Portfolio are accrued daily. The Portfolio bears all costs of its operations other than expenses specifically assumed by the Manager.

          (c) Fees Paid Indirectly. The Portfolio’s custodian calculates its fees based on the Portfolio’s average daily net assets. The fee is reduced according to a fee arrangement, which provides for custody fees to be reduced based on a formula developed to measure the value of cash deposited with the custodian by the Portfolio. This amount is shown as a reduction of expenses on the Statement of Operations.

          (d) Income Taxes. The Portfolio is classified as a partnership for Federal income tax purposes. As such, each investor in the Portfolio is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. Therefore, no Federal income tax provision is required. It is intended that the Portfolio’s assets will be managed so an investor in the Portfolio can satisfy the requirements of the subchapter M of the Internal Revenue Code.

          (e) Other. Purchases, maturities and sales of money market instruments are accounted for on the date of the transaction. Realized gains and losses are calculated on the identified cost basis.

24	U.S. Treasury Reserves Portfolio 2006 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

2. Investment Management Agreement and Other Transactions with Affiliates

On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business, Citigroup Asset Management (“CAM”), to Legg Mason, Inc. (“Legg Mason”). As a result, the Portfolio’s investment manager, Citi Fund Management Inc. (the “Manager”), previously an indirect wholly-owned subsidiary of Citigroup, became a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Portfolio’s existing investment management contract to terminate. The Portfolio’s investors approved a new investment management contract between the Portfolio and the Manager, which became effective on December 27, 2005. An interim management agreement took effect upon the closing of the sale and continued in effect until December 27, 2005.

          Legg Mason, whose principal executive offices are in Baltimore, Maryland, is a financial services holding company.

          Prior to October 1, 2005, the Portfolio paid the Manager a management fee calculated at an annual rate of 0.15% of the Portfolio’s average daily net assets.

          Effective October 1, 2005 and under the new Investment Management Agreement, the Portfolio will pay the Manager a management fee calculated at an annual rate of 0.10% of the Portfolio’s average daily net assets.

          During the six months ended February 28, 2006, the Portfolio had a voluntary expense limitation in place of 0.10% of the Portfolio’s average daily net assets. For the six months ended February 28, 2006, the manager voluntarily waived a portion of its management fees amounting to $251,179. Such waivers are voluntary and may be reduced or terminated at any time.

          The Portfolio pays no compensation directly to any Trustee or any officer who is affiliated with the Manager, all of whom receive remuneration for their services to the Portfolio from the Manager or its affiliates. Certain officers and a Trustee of the Portfolio are officers and a director of the Manager or its affiliates.

          The Trust has adopted a Retirement Plan (the “Plan”) for all Trustees who are not “interested persons” of the Portfolio, within the meaning of the 1940 Act. Under the Plan, each Trustee is required to retire from the Board as of the last day of the calendar year in which the applicable Trustee attains age 75. Trustees may retire under the Plan before attaining the mandatory retirement age. Trustees who have served as Trustee of the Portfolio or any of the investment companies associated with the Manager for at least ten years when they retire are eligible to receive the maximum retirement benefit under the Plan. The maximum retirement benefit is an amount equal to five times the amount of retainer and regular meeting fees payable to a Trustee during the entirety of the calendar year of the applicable Trustee’s retirement (assuming no change in relevant facts for the balance of the year following the Trustee’s retirement). Amounts under the Plan may be paid in installments or in a lump sum (discounted to present value). Benefits under the Plan are unfunded. Three former Trustees are currently receiving payments under the plan. In addition two other Trustees elected to receive a lump sum payment under the plan. The Portfolio’s allocable share of the expenses of the Plan for the six months ended February 28, 2006 was $23,750.

U.S. Treasury Reserves Portfolio 2006 Semi-Annual Report	25

Notes to Financial Statements (unaudited) (continued)

3. Investments

During the six months ended February 28, 2006, the aggregate cost of purchases and maturities and sales of money market instruments were as follows:

Purchases	$8,231,038,370

Maturities/Sales	7,985,073,172

4. Federal Income Tax Basis of Investment Securities

The tax cost on investment securities owned at February 28, 2006, for federal income tax purposes, amounted to $1,556,568,307.

5. Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management, LLC (“SBFM”) and CGM relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).

          The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Portfolio’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

          The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such

26	U.S. Treasury Reserves Portfolio 2006 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made.

          The order also required that transfer agency fees received from the Affected Funds since December 1, 2004 less certain expenses be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million was distributed to the Affected Funds.

          The order required SBFM to recommend a new transfer agent contract to the Affected Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Portfolio’s Board selected a new transfer agent for the Portfolio. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

          Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Affected Funds.

          This Portfolio is not one of the Affected Funds and therefore did not implement the transfer agent arrangement described above and therefore has not received and will not receive any portion of the distributions.

6. Legal Matters

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC described in Note 5. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

          On October 5, 2005, a motion to consolidate the five actions and any subsequently filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

          As of the date of this report, the Portfolio’s investment manager believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of SBFM and its affiliates to continue to render services to the Funds under their respective contracts.

7. Other Matters

On September 16, 2005, the staff of the SEC informed SBFM and Salomon Brothers Asset Management, Inc. (“SBAM”), each an affiliate of the Manager, that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and SBAM

U.S. Treasury Reserves Portfolio 2006 Semi-Annual Report	27

Notes to Financial Statements (unaudited) (continued)

for alleged violations of Sections 19(a) and 34(b) of the 1940 Act (and related Rule 19a-1). The notification is a result of an industry wide inspection undertaken by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the Investment Company Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM and SBAM.

          Although there can be no assurance, SBFM and SBAM believes that this matter is not likely to have a material adverse effect on the Portfolio or SBFM and SBAM’s ability to perform investment management services relating to the Portfolio.

28	U.S. Treasury Reserves Portfolio 2006 Semi-Annual Report

Board Approval of Management Agreement (unaudited)

On December 1, 2005, Citigroup Inc. completed the sale of substantially all of its asset management business, Citigroup Asset Management (“CAM”), which includes the Manager, to Legg Mason, Inc. in exchange for the broker-dealer and investment banking businesses of Legg Mason and certain other considerations (the “Transaction”). The consummation of the Transaction resulted in the automatic termination of the Portfolio’s management agreement in accordance with the Investment Company Act of 1940, as amended (the “1940 Act”).

          Prior to the closing of the Transaction, the Portfolio’s Board approved a new management agreement between the Portfolio and the Manager (the “New Management Agreement”) and authorized the Portfolio’s officers to submit the New Management Agreement to the investors for their approval. Portfolio investors were sent notice of the meeting in September, 2005. Investors also received information that included the factors the Board considered in approving the New Management Agreement. These factors are set forth below.

          While investor approval of the New Management Agreement was being sought, the Portfolio’s Board, at a meeting held in person on November 21, 2005 and as discussed in more detail below, approved an interim management agreement for the Portfolio. The interim management agreement took effect upon the closing of the Transaction and continued in effect until investor approval of the New Management Agreement was obtained. This approval was obtained on December 27, 2005. The factors considered by the Portfolio’s Board in approving the interim management agreement also are set forth below.

          On July 11, 2005, members of the Board discussed with CAM management and certain senior Legg Mason representatives the Transaction and Legg Mason’s general plans and intentions regarding the Portfolio, including the preservation, strengthening and growth of CAM’s business and its combination with Legg Mason’s business. Among other things, the Board Members also inquired about the plans for and anticipated roles and responsibilities of certain CAM employees and officers after the Transaction.

          At a meeting held in person on August 7, 2005, the Portfolio’s Board, including a majority of the Board Members who are not “interested persons” of the Portfolio or the Manager as defined in the 1940 Act (the “Independent Board Members”), approved the New Management Agreement. To assist the Board in its consideration of the New Management Agreement, Legg Mason provided materials and information about Legg Mason, including its financial condition and asset management capabilities and organization, and CAM provided materials and information about the Transaction between Legg Mason and Citigroup. Representatives of CAM and Legg Mason and/or Western Asset Management and its affiliates (“Western Asset”) also made presentations to and responded to questions from the Board. The Independent Board Members, through their independent legal counsel, also requested and received additional information from CAM and Legg Mason in connection with their consideration of the New Management Agreement. The additional information was provided in advance of and at the August meeting. After the presentations and after reviewing the written materials provided, the Independent Board Members met in executive session with their counsel to consider the New Management Agreement.

U.S. Treasury Reserves Portfolio	29

Board Approval of Management Agreement (unaudited) (continued)

          The Independent Board Members conferred separately and with their counsel about the Transaction on a number of occasions, including in connection with the July and August meetings.

          In their deliberations concerning the New Management Agreement, among other things, the Board Members considered:

(i) the automatic termination of the current management agreement upon completion of the Transaction and the need for continuity of services provided under the current management agreement;

(ii) the reputation, financial strength and resources of Legg Mason and its investment advisory subsidiaries;

(iii) that, following the Transaction, CAM will be part of an organization focused on the asset management business;

          (iv) that Legg Mason and its wholly-owned subsidiary, Western Asset, are experienced and respected asset management firms, and that Legg Mason has advised the Board Members that (a) it intends to combine the fixed income investment operations (including money market fund operations) of CAM with those of Western Asset and may also wish to combine other CAM operations with those of other Legg Mason subsidiaries; (b) after the closing of the Transaction, it will take steps to combine the investment management operations of Western Asset with the fixed income operations of the Manager, which, among other things, may involve Western Asset and the Manager sharing common systems and procedures, employees (including portfolio managers), investment and trading platforms, and other resources; (c) it is expected that these combination processes will result in changes to portfolio managers or portfolio management teams for a number of the CAM funds, subject to Board consent and appropriate notice to investors, and that, in other cases, the current portfolio managers or portfolio management teams will remain in place; and (d) in the future, it may recommend that Western Asset or other Legg Mason subsidiaries be appointed as the adviser or subadviser to some or all of the CAM funds, subject to applicable regulatory requirements;

(v) that CAM management had advised the Board that a number of portfolio managers and other key CAM personnel would be retained after the closing of the Transaction;

          (vi) that CAM management and Legg Mason have advised the Board that following the Transaction, there is not expected to be any diminution in the nature, quality and extent of services provided to the Portfolio and their shareholders by the Manager, including compliance services;

          (vii) that under the Transaction Agreement, Citigroup and Legg Mason have agreed not to take any action that is not contemplated by the Transaction or fail to take any action that to their respective knowledge would cause any of the requirements of Section 15(f) of the 1940 Act not to be met;

(viii) the assurances from Citigroup and Legg Mason that, for a three-year period following the closing of the Transaction, Citigroup-affiliated broker-dealers will continue to

30	U.S. Treasury Reserves Portfolio

Board Approval of Management Agreement (unaudited) (continued)

offer the Portfolio as an investment product, and the potential benefits to Portfolio investors from this and other third-party distribution access;

          (ix) the potential benefits to Portfolio investors from being part of a combined fund family with Legg Mason-sponsored funds, including possible economies of scale and access to investment opportunities;

(x) that Citigroup and Legg Mason would derive certain benefits from the Transaction and that, as a result, they have a financial interest in the matters that were being considered;

(xi) the potential effects of regulatory restrictions on the Portfolio if Citigroup-affiliated broker-dealers remain principal underwriters of the Portfolio after the closing of the Transaction;

(xii) the fact that the Portfolio’s total management fees will not increase by virtue of the New Management Agreement, but will remain the same;

          (xiii) the terms and conditions of the New Management Agreement, including the differences from the current management agreement, and the benefits of a single, uniform form of agreement covering these services;

(xiv) that the Portfolio would not bear the costs of obtaining investor approval of the New Management Agreement;

          (xv) that Citigroup and Legg Mason were negotiating a license arrangement that would permit the Portfolio to maintain its current name for some agreed upon time period after the closing of the Transaction; and

          (xvi) that the Board had recently performed a full annual review of the current management agreement as required by the 1940 Act.[1] In that regard, the Board’s deliberations concerning the New Management Agreement reflected its prior evaluation of relevant factors, including the nature, quality and extent of services provided, costs of services provided, profitability, fall-out benefits, fees and economies of scale and investment performance considered in connection with the approval of the current management agreement and its determination that information provided by CAM and Legg Mason management prior to and at the August meeting supported the continued appropriateness of such conclusions with respect to the New Management Agreement.

          No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the New Management Agreement, and each Board Member attributed different weight to the various factors. The Independent Board Members were advised by separate independent legal counsel throughout the process. The Board also discussed the New Management Agreement in private sessions with their independent legal counsel at which no representatives of the Manager were present. In light of all of the foregoing, the Board approved the New Management Agreement and authorized the Portfolio’s officers to submit the New Management Agreement to investors for their approval.

[1]	The Board’s deliberations in connection with that review were disclosed in the Portfolio’s annual report, a copy of which is available upon request.

U.S. Treasury Reserves Portfolio	31

Board Approval of Management Agreement (unaudited) (continued)

          A condition to the closing of the Transaction required that new management agreements to be approved by CAM advisory clients representing a substantial majority of investment management revenues. This condition was satisfied and the Transaction closed on December 1, 2005, prior to approval of the Portfolio’s New Management Agreement having been obtained. As noted above, prior to the closing of the Transaction, the Portfolio’s Board, at a meeting held in person on November 21, 2005, approved an interim management agreement for the Portfolio.

          In their deliberations concerning the interim management agreement, the Board Members considered that, as discussed in detail above, within the past year the Board had performed a full annual review of the current management agreement and had approved the New Management Agreement, subject to investor approval. In that regard, the Board, in its deliberations concerning the interim management agreement, met with senior representatives of CAM and Legg Mason to receive a status report on Legg Mason’s plans and intentions regarding CAM’s business and its combination with Legg Mason, including its plans for portfolio management. On the basis of that report, the Board determined that its evaluation of relevant factors, including the nature, quality and extent of services provided, costs of services provided, profitability, fall out benefits, fees and economies of scale and investment performance and conclusions with respect thereto in connection with its approval of the New Management Agreement would apply to the interim agreement. However, the Board gave greatest weight to the imminent automatic termination of the current management agreement upon the completion of the Transaction and the need for continuity of the services provided thereunder pending investor approval of the New Management Agreement.

          In accordance with Rule 15a-4 under the 1940 Act, which regulates the use of interim management agreements, the interim management agreement for the Portfolio had a term no longer than 150 days. The terms of the interim management agreement approved by the Board were the same as those of the Portfolio’s management agreement that was in effect prior to the closing of the Transaction, differing only as to the effective date, the termination date and certain additional provisions required by law. Management fees paid under the interim agreement were to be held in escrow and not paid to the Manager until investors approved the New Management Agreement. By the terms of the interim management agreement, if investors did not approve the New Management Agreement, the management fees held in escrow were to be disbursed in accordance with applicable law.

32	U.S. Treasury Reserves Portfolio

Additional Shareholder Information (unaudited)

Results of a Special Meeting of Investors

On December 27, 2005, a Special Meeting of Investors was held for the following purposes: 1) to approve a new management agreement and 2) to elect Trustees. The following table provides the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each matter voted on at the Special Meeting of Investors.1

1. Approval of New Management Agreement

	Voted For[2]	Voted Against	Abstentions	Broker Non-Votes

New Management Agreement	91	9	0	N/A

2. Election of Trustee

Nominees:	Voted For	Authority Withheld	Abstentions	Broker Non-Votes

Elliot J. Berv	85	15	0	N/A
Donald M. Carlton	85	15	0	N/A
A. Benton Cocanougher	85	15	0	N/A
Mark T. Finn	85	15	0	N/A
R. Jay Gerken	85	15	0	N/A
Stephen Randolph Gross	85	15	0	N/A
Diana R. Harrington	85	15	0	N/A
Susan B. Kerley	85	15	0	N/A
Alan G. Merten	85	15	0	N/A
R. Richardson Pettit	85	15	0	N/A

[1]

Investment companies that are investors in the Portfolio voted for each item in proportion to votes cast by the shareholders of such investment companies at special meetings of the shareholders of such investment companies.

[2]	Investors in the Portfolio vote on the basis of the percentage of beneficial interests of the Portfolio that they own.

U.S. Treasury Reserves Portfolio	33

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CitiSM U.S. Treasury Reserves

TRUSTEES
Elliott J. Berv
Donald M. Carlton
A. Benton Cocanougher
Mark T. Finn
R. Jay Gerken, CFA
Chairman
Stephen Randolph Gross
Diana R. Harrington
Susan B. Kerley
Alan G. Merten
R. Richardson Pettit

 OFFICERS
R. Jay Gerken, CFA
President and
Chief Executive Officer

Andrew B. Shoup
Senior Vice President
and Chief Administrative Officer

Frances M. Guggino
Chief Financial Officer and
Treasurer

Ted P. Becker
Chief Compliance Officer

John Chiota
Chief Anti-Money Laundering
Compliance Officer

Wendy Setnicka
Controller

Robert I. Frenkel
Secretary and
Chief Legal Officer

INVESTMENT MANAGER
(OF U.S. TREASURY
RESERVES PORTFOLIO)
Citi Fund Management Inc.
100 First Stamford Place
Stamford, CT 06902

DISTRIBUTORS
Citigroup Global Markets Inc.
Legg Mason Investor Services, LLC

TRANSFER AGENTS
Boston Financial Data Services, Inc.
2 Heritage Drive
North Quincy, Massachusetts 02171

PFPC Inc.
4400 Computer Drive
Westborough, Massachusetts 01581

CUSTODIAN
State Street Bank and Trust Company

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
KPMG LLP
345 Park Avenue
New York, NY 10154

LEGAL COUNSEL
Bingham McCutchen LLP
150 Federal Street
Boston, MA 02110

CitiFunds Trust III
CitiSM U.S. Treasury Reserves

The Fund is a separate investment fund of the CitiFunds Trust III, a
Massachusetts business trust.

The Fund files its complete schedule of portfolio holdings with Securities
Exchange Commission for the first and third quarters of each fiscal year on
Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at
www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the
Commission’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling
1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-625-4554.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ending June 30 of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions is available (1) without charge, upon request, by calling 1-800-625-4554, (2) on each Fund’s website at
leggmason.com/InvestorServices and (3) on the SEC’s website
at www.sec.gov.

This report is submitted
for the general information
of the shareholders of
CitiSM U.S. Treasury Reserves.

This report must be preceded
or accompanied by a free
prospectus. Investors should
consider the Fund’s
investment objective, risks,
charges and expenses
carefully before investing.
The prospectus contains this
and other important
information about the Fund.
Please read the prospectus
carefully before investing.

©2006 Legg Mason Investor
Services, LLC
Member NASD, SIPC

CFS/RUS/206             06-9814

SM

Citi    Tax Free Reserves

SEMI-ANNUAL

REPORT

FEBRUARY 28, 2006

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

CitiSM Tax Free Reserves

Semi-Annual Report • February 28, 2006

	Letter from the Chairman	I

	Fund Facts	1

What’s Inside	Portfolio at a Glance – Tax Free Reserves Portfolio	2

	Fund Expenses	3

	Citi Tax Free Reserves

	Statement of Assets and Liabilities	5

	Statement of Operations	6

	Statements of Changes in Net Assets	7

	Financial Highlights	8

Fund Objective To provide its shareholders with high levels of current income exempt from federal income taxes*; preservation of capital and liquidity. * A portion of the income may be subject to the federal Alternative Minimum Tax (AMT). Consult your personal tax adviser.	Notes to Financial Statements	9

	Board Approval of Management Agreement	14

	Additional Shareholder Information	18

	Tax Free Reserves Portfolio

	Schedule of Investments	19

	Statement of Assets and Liabilities	31

	Statement of Operations	32

	Statements of Changes in Net Assets	33

	Financial Highlights	34

	Notes to Financial Statements	35

	Board Approval of Management Agreement	40

	Additional Shareholder Information	44

Under a licensing agreement between Citigroup and Legg Mason, the names of Funds, the names of any classes of shares of the Funds, and the name of the investment manager of the Funds, as well as all logos, trademarks and service marks related to Citigroup or any of its affiliates (“Citi Marks”) are licensed for use by Legg Mason and by the Funds. Citi Marks include, but are not limited to, “Citi,” “Citifunds” and “Citigroup Asset Management.”

All Citi Marks are owned by Citigroup, and used under license. Legg Mason and its affiliates, as well as the Manager, are not affiliated with Citigroup. Investments in the Funds are not bank deposits or obligations of Citibank.

Letter from the Chairman

R. JAY GERKEN, CFA Chairman, President and Chief Executive Officer	Dear Shareholder,

The U.S. economy was mixed during the six-month reporting period. Early in the period, the economy overcame several headwinds, including high oil prices, rising short-term interest rates and geopolitical issues. After a 3.3% advance in the second quarter of 2005, third quarter gross domestic product (“GDP”)[i] growth was a strong 4.1%. This marked the tenth consecutive quarter that GDP surpassed 3.0%. However, there were conflicting economic signals in the fourth quarter. While the Labor Department announced that the unemployment rate fell to 4.7% in January 2006, its lowest level in four years, fourth quarter GDP growth was 1.7%. This decline was, in large part, due to slower consumer spending.

          Given the economic expansion and inflationary concerns, the Federal Reserve Board (“Fed”)ii continued to raise interest rates throughout the period. After raising rates ten times from June 2004 through August 2005, the Fed increased its target for the federal funds rateiii in 0.25% increments four additional times over the reporting period. This represents the longest sustained Fed tightening cycle since the 1970s. All told, the Fed’s 14 rate hikes have brought the target for the federal funds rate from 1.00% to 4.50%. After the end of the Fund’s reporting period, at its March meeting, the Fed raised the federal funds rate by 0.25% to 4.75%.

          As expected, both short- and long-term yields rose over the reporting period. During the six months ended February 28, 2006, two-year Treasury yields increased from 3.72% to 4.69%. Over the same period, 10-year Treasury yields moved from 4.02% to 4.55%. As these figures show, at the end of the reporting period the yield curve was inverted, as the yield on two-year Treasuries surpassed that of 10-year Treasuries. This anomaly has historically foreshadowed an economic slowdown or recession. However, some experts, including new Fed Chairman Ben Bernanke, believe the inverted yield curve is largely a function of strong foreign demand for longer-term bonds.

CitiSM Tax Free Reserves	I

Given the increase in short-term rates, the yields available from money market instruments steadily rose over the six-month reporting period.

Performance Review

As of February 28, 2006, the seven-day current yield for CitiSM Tax Free Reserves was 2.52% and its seven-day effective yield, which reflects compounding, was 2.55%.[1]

          All yields reflect fee waivers which are voluntary, and may be reduced or terminated at any time. Absent these waivers, the seven-day current yield would have been 2.36% and the seven-day effective yield would have been 2.39%. Certain investors may be subject to the federal Alternative Minimum Tax, and state and local taxes may apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal advisor.

CitiSM Tax Free Reserves Yields as of February 28, 2006 (unaudited)

Seven-day current yield[1]	2.52%

Seven-day effective yield[1]	2.55%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above.

All yields reflect fee waivers which are voluntary, and may be reduced or terminated at any time. Absent these waivers, the seven-day current yield would have been 2.36% and the seven-day effective yield would have been 2.39%.

          An investment in the Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Special Shareholder Notice

On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business, Citigroup Asset Management (“CAM”), to Legg Mason, Inc. (“Legg Mason”). As a result, the Fund’s investment manager (the “Manager”), previously an indirect wholly-owned subsidiary of Citigroup, has become a wholly-owned subsidiary of Legg Mason. Completion of the sale

[1]

The seven-day current yield reflects the amount of income generated by the investment during that seven-day period and assumes that the income is generated each week over a 365-day period. The yield is shown as a percentage of the investment. The seven-day effective yield is calculated similarly to the seven-day current yield but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The effective yield typically will be slightly higher than the current yield because of the compounding effect of the assumed reinvestment.

II	CitiSM Tax Free Reserves

caused the Fund’s then existing investment management contract to terminate. The Fund’s shareholders approved a new investment management contract between the Fund and the Manager, which became effective on January 10, 2006. An interim management agreement took effect upon the closing of the sale and continued in effect until January 10, 2006.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. The Fund’s Manager and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund has been informed that the Manager and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

Important information concerning the Fund and its Manager with regard to recent regulatory developments is contained in the Notes to Financial Statements included in this report.
As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

March 30, 2006

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: An investment in a money market fund is neither insured nor guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Please see the Fund’s prospectus for more information on these and other risks.

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.

ii

The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

CitiSM Tax Free Reserves	III

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Fund Facts

Fund Objective
To provide its shareholders with high levels of current income exempt from federal income taxes,* preservation of capital and liquidity.

Investment Manager	Distributions
Citi Fund Management Inc.	Declared daily, paid monthly

Commencement of Operations	Benchmark**
August 31, 1984	• iMoneyNet, Inc. General
Purpose Tax Free Money
Net Assets as of 2/28/06	Market Funds Average
$392.7 million

*	A portion of the income may be subject to the Federal Alternative Minimum Tax (“AMT”). Consult your personal tax adviser.

**	The iMoneyNet, Inc. Funds Average reflects the performance (excluding sales charges) of mutual funds with similar objectives. Citi is a service mark of Citicorp.

CitiSM Tax Free Reserves 2006 Semi-Annual Report	1

Portfolio at a Glance (unaudited)

Tax Free Reserves Portfolio

Investment Breakdown

As a Percent of Total Investments

0.0%

5.0%

10.0%

15.0%

20.0%

25.0%

February 28, 2006

Miscellaneous

Public Facilities

Finance

Pollution Control

Housing: Multi-Family

Housing: Single Family

Industrial Development

Transportation

Utilities

Water & Sewer

Hospitals

Education

General Obligation

   21.3%

   17.6%

   16.2%

   7.3%

   7.2%

   6.6%

   5.6%

   3.9%

   3.1%

3.0%

   4.5%

   1.1%

   2.6%

2     CitiSM Tax Free Reserves 2006 Semi-Annual Report

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs. (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

          This example is based on an investment of $1,000 invested on September 1, 2005 and held for the six months ended February 28, 2006.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual Total Return(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(3)

Citi Tax Free Reserves	1.11%	$1,000.00	$1,011.10	0.65%	$3.24

(1)	For the six months ended February 28, 2006.

(2)

Assumes reinvestment of distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect voluntary fee waivers. Past performance is no guarantee of future results. In the absence of voluntary fee waivers, the total return would have been lower.

(3)

Expenses (net of voluntary fee waivers) are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by number of days in the most recent fiscal half-year then divided by 365.

CitiSM Tax Free Reserves 2006 Semi-Annual Report	3

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

          Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(2)

Citi Tax Free Reserves	5.00%	$1,000.00	$1,021.57	0.65%	$3.26

(1)	For the six months ended February 28, 2006.

(2)

Expenses (net of voluntary fee waivers) are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by number of days in the most recent fiscal half-year then divided by 365.

4	CitiSM Tax Free Reserves 2006 Semi-Annual Report

Statement of Assets and Liabilities (February 28, 2006) (unaudited)

ASSETS:
Investment in Tax Free Reserves Portfolio, at value	$393,350,636
Receivable for Fund shares sold	481,191
Prepaid expenses	27,484

Total Assets	393,859,311

LIABILITIES:
Dividends payable	618,150
Payable for Fund shares repurchased	287,993
Distribution fees payable	75,832
Investment management fee payable	53,455
Trustees’ fees payable	9,167
Transfer agent fees payable	8,207
Accrued expenses	89,222

Total Liabilities	1,142,026

Total Net Assets	$392,717,285

NET ASSETS:
Par value (Note 3)	$3,928
Paid-in capital in excess of par value	392,790,970
Undistributed net investment income	8,282
Accumulated net realized loss on investments	(85,895)

Total Net Assets	$392,717,285

Shares Outstanding	392,794,898

Net Asset Value, Offering Price and Redemption Price Per Share	$1.00

See Notes to Financial Statements.

CitiSM Tax Free Reserves 2006 Semi-Annual Report	5

Statement of Operations (For the six months ended February 28, 2006) (unaudited)

INVESTMENT INCOME:
Income from Tax Free Reserves Portfolio	$5,746,103
Allocated expenses (net of fee waivers) from Tax Free Reserves Portfolio	(291,589)

Total Investment Income	5,454,514

EXPENSES:
Investment management fee (Note 2)	603,030
Distribution fees (Notes 2)	502,525
Shareholder reports	41,230
Registration fees	26,168
Legal fees	24,230
Transfer agent fees (Note 2)	15,408
Trustees’ fees	13,289
Audit and tax	9,142
Custody and fund accounting fees	5,821
Miscellaneous expenses	2,374

Total Expenses	1,243,217
Less: Investment management fee waiver (Note 2)	(244,123)

Net Expenses	999,094

Net Investment Income	4,455,420

Net Realized Loss on Investments From Tax Free Reserves Portfolio	(4,828)

Increase in Net Assets From Operations	$4,450,592

See Notes to Financial Statements.

6	CitiSM Tax Free Reserves 2006 Semi-Annual Report

Statements of Changes in Net Assets

For the six months ended February 28, 2006 (unaudited)
and the year ended August 31, 2005

	2006	2005

OPERATIONS:
Net investment income	$4,455,420	$5,985,402
Net realized loss	(4,828)	(44,523)

Increase in Net Assets From Operations	4,450,592	5,940,879

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):
Net investment income	(4,447,138)	(5,985,402)

Decrease in Net Assets From Distributions to Shareholders	(4,447,138)	(5,985,402)

FUND SHARE TRANSACTIONS (NOTE 3):
Net proceeds from sale of shares	439,443,901	876,916,589
Reinvestment of distributions	684,337	834,975
Cost of shares repurchased	(453,943,355)	(934,993,160)

Decrease in Net Assets From Fund Share Transactions	(13,815,117)	(57,241,596)

Decrease in Net Assets	(13,811,663)	(57,286,119)
NET ASSETS:
Beginning of period	406,528,948	463,815,067

End of period*	$392,717,285	$406,528,948

*Includes undistributed net investment income of:	$8,282	—

See Notes to Financial Statements.

CitiSM Tax Free Reserves 2006 Semi-Annual Report	7

Financial Highlights

For a share of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:

	2006(1)		2005	2004	2003	2002	2001

Net Asset Value, Beginning of Period	$1.000		$1.000	$1.000	$1.000	$1.000	$1.000

Income From Operations:
Net investment income and net realized gain/loss	0.011		0.014	0.004	0.007	0.012	0.030

Less Distribution From:
Net investment income and net realized gain	(0.011)		(0.014)	(0.004)	(0.007)	(0.012)	(0.030)

Net Asset Value, End of Period	$1.000		$1.000	$1.000	$1.000	$1.000	$1.000

Total Return(2)	1.11%		1.38%	0.41%	0.67%	1.21%	3.05%

Net Assets, End of Period (000s)	$392,717		$406,529	$463,815	$533,983	$551,344	$517,969

Ratios to Average Net Assets:
Gross expenses(3)	0.81	%(4)	0.84%	0.84%	0.84%	0.86%	0.97%
Net expenses(3)(5)(6)	0.65	(4)	0.65	0.65	0.65	0.65	0.65
Net investment income	2.23	(4)	1.35	0.41	0.65	1.19	3.00

(1)	For the six months ended February 28, 2006 (unaudited).

(2)

Performance figures may reflect voluntary fee waivers. Past performance is no guarantee of future results. In the absence of voluntary fee waivers, the total return would have been lower. Total returns for periods of less than one year are not annualized.

(3)	Includes the Fund’s share of Tax Free Reserves Portfolio’s allocated expenses.

(4)	Annualized.

(5)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets of the Fund did not exceed 0.65%.

(6)	The Fund’s Manager and the Manager of the Tax Free Reserves Portfolio waived a portion of their management fees. Such waivers are voluntary and may be reduced or terminated at any time.

See Notes to Financial Statements.

8	CitiSM Tax Free Reserves 2006 Semi-Annual Report

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Citi Tax Free Reserves (the “Fund”) is a separate non-diversified series of CitiFunds Trust III (the “Trust”), a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund invests all of its investable assets in Tax Free Reserves Portfolio (the “Portfolio”), a management investment company. The value of such investment reflects the Fund’s proportionate interest (approximately 19.1% at February 28, 2006) in the net assets of the Portfolio.

          The financial statements of the Portfolio, including the schedule of investments, are contained elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

          The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

          (a) Investment Valuation. Valuation of securities by the Portfolio is discussed in Note 1(a) of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

          (b) Investment Income. The Fund earns income, net of Portfolio expense, daily based on its investment in the Portfolio.

          (c) Expenses. The Fund bears all costs of its operations other than expenses specifically assumed by the Manager. Expenses incurred by the Trust with respect to any two or more funds in the series are allocated in proportion to the average net assets of each fund, except when allocations of direct expenses to each fund can otherwise be made fairly. Expenses directly attributable to a fund are charged to that fund. The Fund’s share of the Portfolio’s expenses is charged against and reduces the amount of the Fund’s investment in the Portfolio.

          (d) Method of Allocation. All the net investment income and realized gain (loss) of the Portfolio are allocated pro rata, based on respective ownership interests, among the Fund and other investors in the Portfolio at the time of such determination.

          (e) Distributions to Shareholders. Distributions from net investment income on the shares of the Fund are declared as of 12:00 noon Eastern Standard Time, each business day, to shareholders of record, and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

          (f) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

          (g) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

CitiSM Tax Free Reserves 2006 Semi-Annual Report	9

Notes to Financial Statements (unaudited) (continued)

2. Investment Management Agreement and Other Transactions with Affiliates

On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business, Citigroup Asset Management (“CAM”), to Legg Mason, Inc. (“Legg Mason”). As a result, the Fund’s investment manager, Citi Fund Management Inc. (the “Manager”), previously an indirect wholly-owned subsidiary of Citigroup, became a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Fund’s existing investment management contract to terminate. The Fund’s shareholders approved a new investment management contract between the Fund and the Manager, which became effective on January 10, 2006. An interim management agreement took effect upon the closing of the sale and continued in effect until January 10, 2006.

          Legg Mason, whose principal executive offices are in Baltimore, Maryland, is a financial services holding company.

          Prior to October 1, 2005, the Fund paid the Manager a management fee calculated at an annual rate of 0.30% of the Fund’s average daily net assets. The Manager serves as the Manager for the Portfolio and receives management fees, before any waivers, at an annual rate of 0.20% of the Portfolio’s average daily net assets.

          Effective October 1, 2005 and under the new Investment Management Agreement, the Fund and the Portfolio pay the Manager a management fee calculated daily and payable monthly in accordance with the following breakpoint schedule:

Average Daily Net Assets	Portfolio	Fund	Total

First $1 billion	0.150%	0.300%	0.450%
Next $1 billion	0.150	0.275	0.425
Next $3 billion	0.150	0.250	0.400
Next $5 billion	0.150	0.225	0.375
Over $10 billion	0.150	0.200	0.350

          During the six months ended February 28, 2006, the Fund had a voluntary expense limitation in place of 0.65% of the Fund’s average daily net assets. For the six months ended February 28, 2006, the Manager voluntarily waived a portion of its management fee amounting to $244,123. Such waivers are voluntary and may be reduced or terminated at any time.

          The Fund’s Board has approved PFPC Inc. (“PFPC”) and Boston Financial Data Services, Inc. to serve as transfer agents for the Fund, effective January 1, 2006. The principal business office of PFPC is located at 4400 Computer Drive, Westborough, MA 01581. Prior to January 1, 2006, Citicorp Trust Bank, fsb. (“CTB”), a subsidiary of Citigroup, acted as the Fund’s transfer agent. PFPC and State Street Bank and Trust acted as the Fund’s sub-transfer agents. For the period ended February 28, 2006, the Fund paid transfer agent fees of $2,741 to PFPC. In addition, for the period ended February 28, 2006, the Fund also paid $497 to other Citigroup affiliates.

          The Fund’s Board has appointed the Fund’s current distributor, Citigroup Global Markets Inc. (“CGM”) and Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, as co-distributors of the Fund. The Fund’s Board has also approved an amended and restated Rule 12b-1 Plan (a “Rule 12b-1 Plan”). CGM

10	CitiSM Tax Free Reserves 2006 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

and other broker-dealers, financial intermediaries and financial institutions (each called a “Service Agent”) that currently offer Fund shares will continue to make the Fund’s shares available to their clients. Additional Service Agents may offer Fund shares in the future.

          The Fund adopted a Service Plan pursuant to Rule 12b-1 under the 1940 Act. The Service Plan allows the Fund to pay monthly fees at an annual rate not to exceed 0.25% of the average daily net assets. The Service fees paid amounted to $502,525 for the six months ended February 28, 2006.

          The Trust pays no compensation directly to any Trustee or any officer who is affiliated with the Manager, all of whom receive remuneration for their services to the Fund from the Manager or its affiliates. Certain of the officers and a Trustee of the Trust are officers and a director of the Manager or its affiliates.

          The Trust has adopted a Retirement Plan (the “Plan”) for all Trustees who are not “interested persons” of the Portfolio, within the meaning of the 1940 Act. Under the Plan, each Trustee is required to retire from the Board as of the last day of the calendar year in which the applicable Trustee attains age 75. Trustees may retire under the Plan before attaining the mandatory retirement age. Trustees who have served as Trustee of the Trust or any of the investment companies associated with the Manager for at least ten years when they retire are eligible to receive the maximum retirement benefit under the Plan. The maximum retirement benefit is an amount equal to five times the amount of retainer and regular meeting fees payable to a Trustee during the entirety of the calendar year of the applicable Trustee’s retirement (assuming no change in relevant facts for the balance of the year following the Trustee’s retirement). Amounts under the Plan may be paid in installments or in a lump sum (discounted to present value). Benefits under the Plan are unfunded. Three former Trustees are currently receiving payments under the plan. In addition two other former Trustees received a lump sum payment under the plan. The Fund’s allocable share of expenses of the Plan for the six months ended February 28, 2006 was $7,929.

3. Shares of Beneficial Interest

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (par value $0.00001 per share).

          Because the Fund has maintained a $1.00 net asset value per share from inception, the number of shares sold, shares issued in reinvestment of dividends declared, and shares repurchased, are equal to the dollar amount shown in the Statements of Changes in Net Assets for the corresponding capital share transactions.

4. Capital Loss Carryforward

As of August 31, 2005, the Fund had for federal income tax purposes a net capital loss carryforward of $80,707, of which $5,702 expires in 2011, $14,898 expires in 2012 and $60,107 expires in 2013. This amount will be available to offset like amounts of any future taxable gains.

5. Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney

CitiSM Tax Free Reserves 2006 Semi-Annual Report	11

Notes to Financial Statements (unaudited) (continued)

Fund Management, LLC (“SBFM”) and CGM relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).

          The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

          The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made.

          The order also required that transfer agency fees received from the Affected Funds since December 1, 2004 less certain expenses be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million was distributed to the Affected Funds.

          The order required SBFM to recommend a new transfer agent contract to the Affected Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Fund’s Board selected a new transfer agent for the Fund. No Citigroup affiliate submitted a pro-

12	CitiSM Tax Free Reserves 2006 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

posal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

          Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Affected Funds.

          This Fund is not one of the Affected Funds and therefore did not implement the transfer agent arrangement described above and therefore has not received and will not receive any portion of the distributions.

6. Legal Matters

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC described in Note 5. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

          On October 5, 2005, a motion to consolidate the five actions and any subsequently filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

          As of the date of this report, the Fund’s investment manager believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of SBFM and its affiliates to continue to render services to the Funds under their respective contracts.

7. Other Matters

On September 16, 2005, the staff of the SEC informed SBFM and Salomon Brothers Asset Management Inc. (“SBAM”), each an affiliate of the Manager, each an affiliate of the Manager, that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and SBAM for alleged violations of Sections 19(a) and 34(b) of the 1940 Act (and related Rule 19a-1). The notification is a result of an industry wide inspection undertaken by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the Investment Company Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM and SBAM.

          Although there can be no assurance, SBFM and SBAM believes that this matter is not likely to have a material adverse effect on the Fund or SBFM and SBAM’s ability to perform investment management services relating to the Fund.

CitiSM Tax Free Reserves 2006 Semi-Annual Report	13

Board Approval of Management Agreement (unaudited)

          On December 1, 2005, Citigroup Inc. completed the sale of substantially all of its asset management business, Citigroup Asset Management (“CAM”), which includes the Manager, to Legg Mason, Inc. in exchange for the broker-dealer and investment banking businesses of Legg Mason and certain other considerations (the “Transaction”). The consummation of the Transaction resulted in the automatic termination of the Fund’s management agreement in accordance with the Investment Company Act of 1940, as amended (the “1940 Act”).

          Prior to the closing of the Transaction, the Fund’s Board approved a new management agreement between the Fund and the Manager (the “New Management Agreement”) and authorized the Fund’s officers to submit the New Management Agreement to shareholders for their approval. Fund shareholders were sent notice of the shareholder meeting and a proxy statement in September, 2005. The proxy statement included the factors the Board considered in approving the New Management Agreement. These factors, as included in the proxy statement, are set forth below.

          While shareholder approval of the New Management Agreement was being sought, the Fund’s Board, at a meeting held in person on November 21, 2005 and as discussed in more detail below, approved an interim management agreement for the Fund. The interim management agreement took effect upon the closing of the Transaction and continued in effect until shareholder approval of the New Management Agreement was obtained. This approval was obtained on January 10, 2006. The factors considered by the Fund’s Board in approving the interim management agreement also are set forth below.

          On July 11, 2005, members of the Board discussed with CAM management and certain senior Legg Mason representatives the Transaction and Legg Mason’s general plans and intentions regarding the Fund, including the preservation, strengthening and growth of CAM’s business and its combination with Legg Mason’s business. Among other things, the Board Members also inquired about the plans for and anticipated roles and responsibilities of certain CAM employees and officers after the Transaction.

          At a meeting held in person on August 7, 2005, the Fund’s Board, including a majority of the Board Members who are not “interested persons” of the Fund or the Manager as defined in the 1940 Act (the “Independent Board Members”), approved the New Management Agreement. To assist the Board in its consideration of the New Management Agreement, Legg Mason provided materials and information about Legg Mason, including its financial condition and asset management capabilities and organization, and CAM provided materials and information about the Transaction between Legg Mason and Citigroup. Representatives of CAM and Legg Mason and/or Western Asset Management and its affiliates (“Western Asset”) also made presentations to and responded to questions from the Board. The Independent Board Members, through their independent legal counsel, also requested and received additional information from CAM and Legg Mason in connection with their consideration of the New Management Agreement. The additional information was provided in advance of and at the August meeting. After the presentations and after reviewing the written materials provided, the Independent Board Members met in executive session with their counsel to consider the New Management Agreement.

14	CitiSM Tax Free Reserves

Board Approval of Management Agreement (unaudited) (continued)

          The Independent Board Members conferred separately and with their counsel about the Transaction on a number of occasions, including in connection with the July and August meetings.

          In their deliberations concerning the New Management Agreement, among other things, the Board Members considered:

          (i) the automatic termination of the current management agreement upon completion of the Transaction and the need for continuity of services provided under the current management agreement;

          (ii) the reputation, financial strength and resources of Legg Mason and its investment advisory subsidiaries;

          (iii) that, following the Transaction, CAM will be part of an organization focused on the asset management business;

          (iv) that Legg Mason and its wholly-owned subsidiary, Western Asset, are experienced and respected asset management firms, and that Legg Mason has advised the Board Members that (a) it intends to combine the fixed income investment operations (including money market fund operations) of CAM with those of Western Asset and may also wish to combine other CAM operations with those of other Legg Mason subsidiaries; (b) after the closing of the Transaction, it will take steps to combine the investment management operations of Western Asset with the fixed income operations of the Manager, which, among other things, may involve Western Asset and the Manager sharing common systems and procedures, employees (including portfolio managers), investment and trading platforms, and other resources; (c) it is expected that these combination processes will result in changes to portfolio managers or portfolio management teams for a number of the CAM funds, subject to Board consent and appropriate notice to shareholders, and that, in other cases, the current portfolio managers or portfolio management teams will remain in place; and (d) in the future, it may recommend that Western Asset or other Legg Mason subsidiaries be appointed as the adviser or subadviser to some or all of the CAM funds, subject to applicable regulatory requirements;

          (v) that CAM management had advised the Board that a number of portfolio managers and other key CAM personnel would be retained after the closing of the Transaction;

          (vi) that CAM management and Legg Mason have advised the Board that following the Transaction, there is not expected to be any diminution in the nature, quality and extent of services provided to the Fund and their shareholders by the Manager, including compliance services;

          (vii) that under the Transaction Agreement, Citigroup and Legg Mason have agreed not to take any action that is not contemplated by the Transaction or fail to take any action that to their respective knowledge would cause any of the requirements of Section 15(f) of the 1940 Act not to be met;

          (viii) the assurances from Citigroup and Legg Mason that, for a three-year period following the closing of the Transaction, Citigroup-affiliated broker-dealers will continue to offer the Fund as an investment product, and the potential benefits to Fund shareholders from this and other third-party distribution access;

CitiSM Tax Free Reserves	15

Board Approval of Management Agreement (unaudited) (continued)

          (ix) the potential benefits to Fund shareholders from being part of a combined fund family with Legg Mason-sponsored funds, including possible economies of scale and access to investment opportunities;

          (x) that Citigroup and Legg Mason would derive certain benefits from the Transaction and that, as a result, they have a financial interest in the matters that were being considered;

          (xi) the potential effects of regulatory restrictions on the Fund if Citigroup-affiliated broker-dealers remain principal underwriters of the Fund after the closing of the Transaction;

          (xii) the fact that the Fund’s total advisory and administrative fees will not increase by virtue of the New Management Agreement, but will remain the same;

          (xiii) the terms and conditions of the New Management Agreement, including the differences from the current management agreement, and the benefits of a single, uniform form of agreement covering these services;

          (xiv) that the Fund would not bear the costs of obtaining shareholder approval of the New Management Agreement;

          (xv) that Citigroup and Legg Mason were negotiating a license arrangement that would permit the Fund to maintain its current name for some agreed upon time period after the closing of the Transaction; and

          (xvi) that the Board had recently performed a full annual review of the current management agreement as required by the 1940 Act.1 In that regard, the Board’s deliberations concerning the New Management Agreement reflected its prior evaluation of relevant factors, including the nature, quality and extent of services provided, costs of services provided, profitability, fall-out benefits, fees and economies of scale and investment performance considered in connection with the approval of the current management agreement and its determination that information provided by CAM and Legg Mason management prior to and at the August meeting supported the continued appropriateness of such conclusions with respect to the New Management Agreement.

          No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the New Management Agreement, and each Board Member attributed different weight to the various factors. The Independent Board Members were advised by separate independent legal counsel throughout the process. The Board also discussed the New Management Agreement in private sessions with their independent legal counsel at which no representatives of the Manager were present. In light of all of the foregoing, the Board approved the New Management Agreement and authorized the Fund’s officers to submit the New Management Agreement to shareholders for their approval.

          A condition to the closing of the Transaction required that new management agreements to be approved by CAM advisory clients representing a substantial majority of investment management revenues. This condition was satisfied and the Transaction closed on December 1, 2005, prior to approval of the Fund’s New Management Agreement having been obtained. As noted above, prior to the closing of the Transaction, the Fund’s Board, at a meeting held in person on November 21, 2005, approved an interim management agreement for the Fund.

[1]	The Board’s deliberations in connection with that review were disclosed in the Fund’s annual report, a copy of which is available upon request.

16	CitiSM Tax Free Reserves

Board Approval of Management Agreement (unaudited) (continued)

          In their deliberations concerning the interim management agreement, the Board Members considered that, as discussed in detail above, within the past year the Board had performed a full annual review of the current management agreement and had approved the New Management Agreement, subject to shareholder approval. In that regard, the Board, in its deliberations concerning the interim management agreement, met with senior representatives of CAM and Legg Mason to receive a status report on Legg Mason’s plans and intentions regarding CAM’s business and its combination with Legg Mason, including its plans for Fund portfolio management. On the basis of that report, the Board determined that its evaluation of relevant factors, including the nature, quality and extent of services provided, costs of services provided, profitability, fall out benefits, fees and economies of scale and investment performance and conclusions with respect thereto in connection with its approval of the New Management Agreement would apply to the interim agreement. However, the Board gave greatest weight to the imminent automatic termination of the current management agreement upon the completion of the Transaction and the need for continuity of the services provided thereunder pending shareholder approval of the New Management Agreement.

          In accordance with Rule 15a-4 under the 1940 Act, which regulates the use of interim management agreements, the interim management agreement for the Fund had a term no longer than 150 days. The terms of the interim management agreement approved by the Board were the same as those of the Fund’s management agreement that was in effect prior to the closing of the Transaction, differing only as to the effective date, the termination date and certain additional provisions required by law. Management fees paid under the interim agreement were to be held in escrow and not paid to the Manager until shareholders approved the New Management Agreement. By the terms of the interim management agreement, if shareholders did not approve the New Management Agreement, the management fees held in escrow were to be disbursed in accordance with applicable law.

CitiSM Tax Free Reserves	17

Additional Shareholder Information (unaudited)

Results of a Special Meeting of Shareholders

On November 29, 2005, a Special Meeting of Shareholders was held to elect Trustees. The following table provides the number of votes cast for, against or withheld as well as the number of abstentions and broker non-votes as to the matter voted on at the Special Meeting of Shareholders.

Election of Trustees1

Nominees:	Votes For	Authority Withheld	Abstentions	Broker Non-Votes

Elliott J. Berv	1,303,645,407.620	65,086,002.740	16,214.000	0
Donald M. Carlton	1,304,458,968.970	64,272,441.390	16,214.000	0
A. Benton Cocanougher	1,304,575,964.590	64,155,445.770	16,214.000	0
Mark T. Finn	1,304,935,477.050	63,795,933.310	16,214.000	0
R. Jay Gerken	1,303,485,238.730	65,246,171.630	16,214.000	0
Stephen Randolph Gross	1,304,783,876.680	63,947,533.680	16,214.000	0
Diana R. Harrington	1,304,677,852.660	64,053,557.700	16,214.000	0
Susan B. Kerley	1,304,162,131.160	64,569,279.200	16,214.000	0
Alan G. Merten	1,304,373,215.660	64,358,194.700	16,214.000	0
R. Richardson Pettit	1,305,050,656.360	63,680,754.000	16,214.000	0

[1]	Trustees are elected by the shareholders of all the series of the Trust including the Fund.

          On January 10, 2006, a Special Meeting of Shareholders was held to approve a new management agreement. The following table provides the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to the matter voted on at the Special Meeting of Shareholders.

Approval of New Management Agreement

	Votes For	Votes Against	Abstentions	Broker Non-Votes

New Management Agreement	283,205,596.000	12,972,950.000	53,134,335.000	0

18	CitiSM Tax Free Reserves

Schedule of Investments (February 28, 2006) (unaudited)

    TAX FREE RESERVES PORTFOLIO

Face Amount	Rating‡	Security	Value

Alabama — 0.5%
$10,000,000	A-1+	Stevenson, AL, Industrial Development Board Environmental Improvement Revenue, Refunding-Mead Corp. Project, Series A, LOC-JPMorgan Chase, 3.270%, 3/1/06 (a)(b)	$10,000,000

Alaska — 1.3%
7,260,000	A-1+	Alaska State Housing Finance Corp., Certificates, Series 1999-BB, LIQ-Bank of America, 3.330%, 3/2/06 (a)	7,260,000
20,000,000	MIG1(c)	Anchorage, AK, TAN, 4.500% due 12/28/06	20,185,696

		Total Alaska	27,445,696

Arizona — 3.2%
8,885,000	A-1+	Arizona Health Facilities Authority Revenue, Refunding Banner Health, Series C, FGIC-Insured, 3.150%, 3/1/06 (a)	8,885,000
25,000,000	SP-1+	Arizona School District, TAN, COP, 4.000% due 7/28/06	25,102,945
15,000,000	A-1+	Phoenix Arizona Civic Improvement Corp. Wastewater System Revnue, Refunding Senior Lien, Series A, MBIA-Insured, 3.200%, 3/1/06 (a)	15,000,000
15,910,000	A-1	Pine Ridge Village/Campus Heights LLC Arizona Revenue, Northern Arizona University Projects, FGIC-Insured, 3.220%, 3/1/06 (a)	15,910,000

		Total Arizona	64,897,945

California — 3.6%
15,000,000	A-1+	Board of Governors University, TECP, Series A, 3.100% due 4/6/06	15,000,000
305,000	A-1+	California HFA, Home Mortgage, Series F, AMBAC-Insured, SPA-Bank of Nova Scotia, 3.000%, 3/1/06 (a)(b)	305,000
12,715,000	A-1+	California HFA Revenue, Series Q, LOC-Bank of Nova Scotia Trust Co., 3.230%, 3/1/06 (a)(b)	12,715,000
4,645,000	A	California State GO, PA-1274, MBIA-Insured, 3.220%, 3/2/06 (a)	4,645,000
		California Statewide Communities Development Authority:
5,605,000	A-1+	Multi-Family Revenue, Arbor Ridge Apartments, Series X, LIQ-Fannie Mae, 3.200%, 3/2/06 (a)	5,605,000
7,500,000	VMIG1(c)	Multi-Family Revenue, Refunding, Housing, IAC Project, Series W-3, LOC-Wells Fargo Bank NW N.A., 3.240%, 3/1/06 (a)(b)	7,500,000
14,105,000	A-1+	Fresno, CA, Revenue, Trinity Health Credit, Series C, 3.120%, 3/2/06 (a)	14,105,000
900,000	A-1+	Los Angeles, CA, Water & Power Revenue, Power System, Sub-Series A-8, 3.160%, 3/2/06 (a)	900,000
4,100,000	VMIG1(c)	Oakland, CA, GO, Series 756, FGIC-Insured, 3.190%, 3/2/06 (a)	4,100,000
10,000,000	NR	San Francisco County, CA, 3.120% due 3/3/06	10,000,000

		Total California	74,875,000

Colorado — 0.2%
4,720,000	F-1+(d)	Arapahoe County, CO, Water & Wastewater GO, PT-2714, MBIA-Insured,
		3.220%, 3/2/06 (a)	4,720,000

Connecticut — 0.2%
4,000,000	A-1+	Connecticut State, Special Tax Obligation Revenue, Refunding, Transportation Infrastruct-1, AMBAC-Insured, SPA-WestLB, 3.200%, 3/1/06 (a)	4,000,000

See Notes to Financial Statements.

Tax Free Reserves Portfolio 2006 Semi-Annual Report     19

Schedule of Investments (February 28, 2006) (unaudited) (continued)

Face Amount	Rating‡	Security	Value

District of Columbia — 2.1%
$5,500,000	A-1+	District of Columbia, Multimodal Refunding Series D, MBIA-Insured, SPA-Bank of America, 3.200%, 3/1/06 (a)	$ 5,500,000
		District of Columbia Revenue:
275,000	A-1+	American Psychological Association, LOC-Bank of America, 3.240%, 3/2/06 (a)	275,000
19,000,000	VMIG1(c)	Georgetown Day School Issue, LOC-SunTrust Bank, 3.190%, 3/1/06 (a)	19,000,000
10,000,000	VMIG1(c)	Sidwell Friends School, LOC-SunTrust Bank, 3.190%, 3/1/06 (a)	10,000,000
9,000,000	A-1+	District of Columbia, GO, Series D-3, SPA-Depfa Bank PLC, FSA-Insured, 3.220%, 3/1/06 (a)	9,000,000

		Total District of Columbia	43,775,000

Florida — 6.5%
16,000,000	A-1+	Cape Coral, FL, 2.850% due 4/4/06	16,000,000
8,795,000	A-1+	Capital Trust Agency, FL, Aero Miami Fx Project Air Cargo, 3.270%, 3/2/06 (a)(b)	8,795,000
		Collier County, FL:
8,000,000	A-1+	IDA, IDR, Avenue Maria Utility Co. Project, LOC-SunTrust Bank, 3.240%, 3/1/06 (a)	8,000,000
2,340,000	Aaa(c)	School Board COP, PT-1493, FSA-Insured, 3.220%, 3/2/06 (a)	2,340,000
8,120,000	F-1+(d)	Florida State Board of Education, Lottery Revenue, P-Floats,
		Series PT-2036, MBIA-Insured, SPA-Merrill Lynch Capital Services, Guarantee Agreement-Merrill Lynch & Co., 3.220%, 3/2/06 (a)	8,120,000
10,500,000	A-1+	Florida State Department of Environmental Protection Revenue, Everglades Restoration, Series B, AMBAC-Insured, 3.180%, 3/1/06 (a)	10,500,000
20,059,000	A-1	Florida State Municipal Power Agency, TECP, LOC-First Union N.C., 3.030% due 3/7/06	20,059,000
18,000,000	A-1+	Gainesville, FL, Utilities System Revenue, Series C, BPA-SunTrust Bank, 3.020%, 3/1/06 (a)	18,000,000
7,000,000	VMIG1(c)	Hillsborough County, FL, School Board COP, Series E, MBIA-Insured, SPA-Bank of America, 3.330%, 3/2/06 (a)	7,000,000
9,700,000	NR	Jacksonville Electric Authority, TECP, Series 2000-B, 3.280% due 6/5/06	9,700,000
3,300,000	VMIG1(c)	Jacksonville, FL, HFA, MFH, Revenue, Refunding, St. Augustine Apartments, LIQ-FNMA, 3.230%, 3/1/06 (a)	3,300,000
3,500,000	Aa2(c)	Jacksonville HFA, Housing, Brookwood Forest Apartments, LOC-JPMorgan Chase, 3.250%, 3/1/06 (a)(b)	3,500,000
6,700,000	VMIG1(c)	Manatee County, FL, HFA, Multi-Family Revenue, Housing Village at Cortez Apartments, Series A, LOC-Bank of America, 3.240%, 3/2/06 (a)(b)	6,700,000
12,095,000	VMIG1(c)	Tampa, FL, Occupational License Tax, Refunding, Series C, FGIC-Insured, SPA-FGIC, 3.160%, 3/1/06 (a)	12,095,000

		Total Florida	134,109,000

Georgia — 6.9%
7,500,000	A-1+	Atlanta, GA, Airport Revenue, General Series, MBIA-Insured, SPA-Landesbank Baden, 3.180%, 3/2/06 (a)	7,500,000
4,900,000	VMIG1(c)	DeKalb County, GA, Development Authority, Industrial Development
		Revenue, The Paideia School Inc. Project, LOC-SunTrust Bank, 3.190%, 3/1/06 (a)	4,900,000

See Notes to Financial Statements.

20      Tax Free Reserves Portfolio 2006 Semi-Annual Report

Schedule of Investments (February 28, 2006) (unaudited) (continued)

Face Amount	Rating‡	Security	Value

Georgia — 6.9% (continued)
		Fulton County, GA, Development Authority Revenue:
$18,000,000	A-1+	Piedmont Healthcare Inc., LOC-Suntrust Bank, 3.190%, 3/1/06 (a)	$18,000,000
18,000,000	VMIG1(c)	Shepherd Center Inc. Project, LOC-SunTrust Bank, 3.190%, 3/1/06 (a)	18,000,000
10,000,000	VMIG1(c)	Westminster Schools Inc. Project, LOC-SunTrust Bank, 3.190%, 3/1/06 (a)	10,000,000
		Gwinnett County, GA:
10,000,000	VMIG1(c)	Development Authority Revenue, Greater Atlanta Christian School, LOC-SunTrust Bank, 3.190%, 3/1/06 (a)	10,000,000
16,000,000	A-1+	Hospital Authority Revenue, Gwinnett Hospital System Inc. Project, LOC-SunTrust Bank, 3.190%, 3/1/06 (a)	16,000,000
2,920,000	VMIG1(c)	Liberty County, GA, Industrial Authority, Refunding, Millennium Realty Project, LOC-SunTrust Bank, 3.290%, 3/1/06 (a)(b)	2,920,000
22,500,000	VMIG1(c)	Macon-Bibb County, GA, Hospital Authority, Medical Center Central Georgia, AMBAC-Insured, SPA-SunTrust Bank, 3.180%, 3/1/06 (a)	22,500,000
17,600,000	A-1+	Metropolitan Atlanta Rapid Transit Authority Georgia Sales Tax Revenue, Series B, LOC-Bayerische Landesbank, LOC-Westdeutsche Landesbank, 3.160%, 3/1/06 (a)	17,600,000
15,000,000	NR	Metropolitan Atlanta Rapid Transit Authority, TECP, LOC-Dexia Credit Local, 3.050% due 3/1/06	15,000,000

		Total Georgia	142,420,000

Illinois — 6.7%
		Chicago, IL:
29,996,000	VMIG1(c)	GO, Certificates, Series ZC-1, FGIC-Insured, 3.430%, 3/2/06 (a)	29,996,000
1,500,000	A-1+	GO, Series B, FGIC-Insured, SPA-Landesbank Baden Wurttemberg, 3.210%, 3/2/06 (a)	1,500,000
12,000,000	A-1+	MFH, Central Station Project, Series A, LIQ FAC-Fannie Mae, 3.230%, 3/2/06 (a)	12,000,000
		O’Hare International Airport Revenue:
1,330,000	F-1+(d)	PT-98, 3.260%, 3/2/06 (a)(b)	1,330,000
17,150,000	A-1	PT-1002, 3.260%, 3/2/06 (a)(b)	17,150,000
9,535,000	A-1	Du Page County, IL, Revenue, Benet Academy Capital Building Project, LOC-LaSalle Bank NA, 3.220%, 3/2/06 (a)	9,535,000
25,000,000	A-1+	Illinois Development Finance Authority, Lyric Opera of Chicago Project,
		LOC-Northern Trust Co., LOC-Harris Trust & Savings Bank,
		LOC-Bank One N.A., 3.230%, 3/1/06 (a)	25,000,000
		Illinois Finance Authority Revenue:
4,125,000	VMIG1(c)	Latin School Project, Series B, LOC-JPMorgan Chase, 3.220%, 3/2/06 (a)	4,125,000
10,000,000	A-1+	Northwestern University, Subordinated Series B, 3.190%, 3/1/06 (a)	10,000,000
		Illinois Housing Development Authority Revenue:
1,000,000	A-1+	Danbury Court Apartment-Phase II-B, LOC-Federal Home Loan Bank, 3.280%, 3/2/06 (a)	1,000,000
7,000,000	A-1+	Homeowner Mortgage, Series C-3, SPA- Federal Home Loan Bank, 3.240%, 3/1/06 (a)	7,000,000
10,295,000	A-1	Illinois State GO, Series 534, FGIC-Insured, 3.210%, 3/2/06 (a)	10,295,000
5,880,000	NR	Northern Illinois University, P-Floats, PT-2640, FGIC-Insured, Credit Enhanced by Merrill Lynch Capital Services, 3.220%, 3/2/06 (a)	5,880,000
3,650,000	AAA	State of Illinois, GO, FSA-Insured, 5.000% due 9/1/06	3,682,625

		Total Illinois	138,493,625

See Notes to Financial Statements.

Tax Free Reserves Portfolio 2006 Semi-Annual Report     21

Schedule of Investments (February 28, 2006) (unaudited) (continued)

Face Amount	Rating‡	Security	Value

Indiana — 2.4%
$22,000,000	A-1+	Indiana State Development Finance Authority, PSI Energy, Inc. Project, Series A, 3.200%, 3/1/06 (a)(b)	$22,000,000
21,980,000	A-1+	Indianapolis, IN, Local Public Improvement Bond Bank, Waterworks Project, Series G-3, MBIA-Insured, SPA-Depfa Bank PLC, 3.180%, 3/2/06 (a)	21,980,000
5,980,000	A-1	Mitchell, IN, School Building Corp., P Floats PT-2727, MBIA-Insured, SPA-Merrill Lynch Capital Services Inc., 3.220%, 3/2/06 (a)	5,980,000

		Total Indiana	49,960,000

Louisiana — 0.2%
3,400,000	P-1(c)	Calcasieu Parish, Inc. Louisiana Industrial Development Board Revenue, Refunding-Hydroserve Westlake, LOC-JPMorgan Chase, 3.300%, 3/1/06 (a)(b)	3,400,000

Maine — 0.7%
2,250,000	A-1	Maine Health & HEFA Revenue, Series B, AMBAC-Insured, SPA-KBC Bank N.V., 3.190%, 3/1/06 (a)	2,250,000
3,880,000	A-1+	Maine State Housing Authority Mortgage Purchase, Series 170z, LIQ JPMorgan Chase, SPA-Dexia Credit Local, 3.250%, 3/2/06 (a)	3,880,000
9,000,000	SP-1+	Maine State, TAN, 4.000% due 6/30/06	9,033,807

		Total Maine	15,163,807

Massachusetts — 2.2%
		Massachusetts State DFA:
10,000,000	A-1	Brooksby Village Inc. Project, LOC-LaSalle Bank, 3.180%, 3/2/06 (a)	10,000,000
13,400,000	VMIG1(c)	MFH, Archstone Readstone, Series A, LOC-PNC Bank, 3.230%, 3/1/06 (a)(b)	13,400,000
20,960,000	A-1	Massachusetts State GO, Series 302, MBIA-Insured, 3.200%, 3/2/06 (a)	20,960,000

		Total Massachusetts	44,360,000

Michigan — 3.1%
		Detroit, MI:
5,700,000	AAA	GO, Refunding, Series A, FSA-Insured, 5.000% due 4/1/06	5,708,754
10,990,000	A-1	City School District, P Floats PT-3126, FSA-Insured, LIQ-Merrill Lynch Capital Services Inc., 3.210%, 3/2/06 (a)	10,990,000
1,740,000	A-1+	City School District GO, Series 388, FGIC-Insured, 3.220%, 3/2/06 (a)	1,740,000
7,465,000	A-1	Ecorse, MI, Public School District, P Floats Pt-2680, FSA/Q-BSLF-Insured, Credit Enhanced by Merrill Lynch Capital Services, 3.210%, 3/2/06 (a)	7,465,000
12,500,000	SP-1+	Michigan Municipal Bond Authority Revenue, Detroit School District, Series A, 3.750% due 3/21/06	12,508,008
6,905,000	F-1+(d)	Michigan State Building Authority, P-Floats PT-2807, AMBAC-Insured, SPA-Merrill Lynch Capital Services, 3.210%, 3/2/06 (a)	6,905,000
11,500,000	A-1+	Michigan State Hospital Finance Authority, MI, Ascension B-1, 3.150%, 3/1/06 (a)	11,500,000
7,040,000	A-1+	University of Michigan, University Revenues, Medical Services Plan, Series A, 3.160%, 3/1/06 (a)	7,040,000

		Total Michigan	63,856,762

Minnesota — 2.7%
17,000,000	A-1+	Minneapolis City, MN, Health Care System Revenue, Fairview Health Services, Series B, AMBAC-Insured, SPA-Royal Bank of Canada, 3.200%, 3/1/06 (a)	17,000,000
23,619,000	A-1+	Minneapolis St. Paul, MN TECP, Series A, Metropolitan Airport Commission, 3.300% due 5/16/06	23,619,000

See Notes to Financial Statements.

22     Tax Free Reserves Portfolio 2006 Semi-Annual Report

Schedule of Investments (February 28, 2006) (unaudited) (continued)

Face Amount	Rating‡	Security	Value

Minnesota — 2.7% (continued)
$9,910,000	VMIG1(c)	Minnesota HEFA Revenue, MN, Carleton College, Series Six D, SPA-Wells Fargo Bank, 3.120%, 3/2/06 (a)	$9,910,000
5,000,000	VMIG1(c)	Minnetonka, MN, MFH, Refunding-Minnetonka Hills Apartments, LIQ Fannie Mae, 3.180%, 3/2/06 (a)	5,000,000

		Total Minnesota	55,529,000

Mississippi — 0.8%
10,000,000	A-1+	Mississippi Development Bank Special Obligation, Wilkinson County Correction Facility, Series B, FGIC-Insured, SPA-Royal Bank of Canada, 3.180%, 3/2/06 (a)	10,000,000
5,500,000	A-1+	Mississippi State, Capital Improvements, SPA-Bank of America, 3.180%, 3/1/06 (a)	5,500,000

		Total Mississippi	15,500,000

Missouri — 0.1%
1,300,000	A-1+	Kansas City, MO, IDA Revenue, Ewing Marion Kauffman, Series A, 3.000%, 3/1/06 (a)	1,300,000

Montana — 0.4%
9,250,000	VMIG1(c)	Montana State Board, Municipal Finance Consolidated Intercap, 2.600% due 3/1/06 (e)	9,250,000

Nebraska — 1.3%
6,000,000	A-1+	American Public Energy Agency Nebraska, Gas Supply Revenue, Series A, SPA-Societe Generale, 3.150%, 3/2/06 (a)	6,000,000
10,400,000	A-1	Nebraska Public Power District, Series A, 3.100% due 3/8/06	10,400,000
10,000,000	A-1+	Omaha Public Power District, 3.050% due 3/7/06	10,000,000

		Total Nebraska	26,400,000

Nevada — 2.8%
32,500,000	A-1+	Clark County, NV, 3.250% due 5/15/06	32,500,000
25,600,000	A-1+	Las Vegas Valley Water District, 3.200% due 3/6/06	25,600,000

		Total Nevada	58,100,000

New Jersey — 2.5%
6,015,000	F-1+(d)	Moorestown Township, NJ School District, P-Floats PT-2777, MBIA-Insured, SPA-Merrill Lynch Capital Services, 3.210%, 3/2/06 (a)	6,015,000
5,400,000	A-1+	New Jersey EDA, Water Facilities Revenue, Refunding, United Water New Jersey Project C, AMBAC-Insured, SPA-Bank of New York, 3.070%, 3/1/06 (a)(b)	5,400,000
4,800,000	F-1+(d)	New Jersey Health Care Facilities Financing Authority Revenue, Series 961, FGIC-Insured, 3.200%, 3/2/06 (a)	4,800,000
8,275,000	A-1+	New Jersey State Turnpike Authority Revenue, Refunding C-1, FSA-Insured, SPA-Westdeutsche Landesbank, 3.160%, 3/1/06 (a)	8,275,000
4,953,500	F-1+(d)	New Jersey Transportation Trust Fund Authority, Floaters, Series 941D, FSA-CR-Insured, Credit Enhanced by Morgan Stanley, 3.200%, 3/2/06 (a)	4,953,500
13,945,000	F-1+(d)	State of New Jersey, P Floats Pt-2893, AMBAC-Insured, SPA-Merrill Lynch Capital Services Inc., 3.210%, 3/2/06 (a)	13,945,000
7,470,000	MIG1(c)	Township of Brick New Jersey, BAN, 4.250% due 12/7/06	7,524,774

		Total New Jersey	50,913,274

See Notes to Financial Statements.

Tax Free Reserves Portfolio  2006 Semi-Annual Report     23

Schedule of Investments (February 28, 2006) (unaudited) (continued)

Face Amount	Rating‡	Security	Value

New York — 2.5%
		New York State Housing Finance Agency:
$20,200,000	VMIG1(c)	Revenue, 188 Ludlow Street Housing, Series A, LOC-Landesbank Hessen-Thuringen, 3.200%, 3/1/06 (a)(b)	$20,200,000
		Service Contract Revenue, Refunding:
6,300,000	A-1+	Series G, LOC-Westdeutsche Landesbank, 3.200%, 3/1/06 (a)	6,300,000
19,200,000	A-1+	Series I, LOC-Landesbank Hessen, 3.200%, 3/1/06 (a)	19,200,000
5,200,000	A-1+	New York State Local Government Assistance Corp., Refunding,
		Series A-5V, FSA-Insured, 3.100%, 3/1/06 (a)	5,200,000

		Total New York	50,900,000

North Carolina — 2.6%
5,000,000	A-1+	Mecklenburg County, NC, Series C, SPA-Bank of America, 3.180%, 3/2/06 (a)	5,000,000
		New Hanover County, NC:
3,750,000	AA	GO, 5.000% due 3/1/06	3,750,000
6,750,000	A-1+	GO, SPA-Wachovia Bank, 3.280%, 3/2/06 (a)	6,750,000
10,135,000	A-1+	Hospital Revenue, Refunding, New Hanover Regional, Series A-1, FSA-Insured, SPA-Wachovia Bank, 3.200%, 3/1/06 (a)	10,135,000
		North Carolina State Education Assistance Authority, Student Loan:
10,000,000	A-1+	Series A-1, AMBAC-Insured, SPA-Royal Bank of Canada, 3.220%, 3/2/06 (a)(b)	10,000,000
18,245,000	A-1+	Series A-4, AMBAC-Insured, SPA-Wachovia Bank, 3.230%, 3/2/06 (a)	18,245,000

		Total North Carolina	53,880,000

Ohio — 4.3%
14,860,000	VMIG1(c)	Akron Bath Copley, Ohio Joint Township Hospital District, Hospital Facilities-Health Systems, Series B, LOC-Bank One NA, 3.210%, 3/2/06 (a)	14,860,000
3,810,000	A-1+	Cincinnati, OH, City School District GO, Series 315, FSA-Insured, 3.220%, 3/2/06 (a)	3,810,000
16,685,000	A-1+	Cleveland, OH, Waterworks Revenue, Refunding Series M, FSA-Insured, 3.170%, 3/2/06 (a)	16,685,000
830,000	A-1+	Cleveland Cuyahoga County, OH, Port Authority Revenue, 96th Research Building Project, LOC-Fifth Third Bank, 3.230%, 3/1/06 (a)	830,000
		Franklin County, OH, Hospital Revenue, Childrens Hospital:
18,880,000	VMIG1(c)	AMBAC-Insured, SPA-National City Bank, 3.200%, 3/2/06 (a)	18,880,000
20,000,000	VMIG1(c)	Project, AMBAC-Insured, 3.200%, 3/2/06 (a)	20,000,000
		Ohio State:
9,000,000	A-1+	Air Quality Development Authority Revenue, Akron Steel, Series A, LOC-ABN AMRO Bank NV, 3.250%, 3/1/06 (a)(b)	9,000,000
4,000,000	A-1+	GO, Common Schools, Series A, 3.200%, 3/1/06 (a)	4,000,000

		Total Ohio	88,065,000

Oklahoma — 1.1%
22,000,000	A-1+	Oklahoma State Student Loan Authority Revenue, Student Loan Bonds & Notes, Series A, MBIA-Insured, 3.240%, 3/1/06 (a)(b)	22,000,000

Oregon — 1.4%
18,000,000	VMIG1(c)	Oregon State Economic Development Revenue, Newsprint Co. Project, Series 203, LOC-Toronto-Dominion Bank, 3.010%, 3/1/06 (a)(b)	18,000,000
6,000,000	A-1+	Oregon State, Veterans Welfare, Series 83, SPA-Dexia Credit Local, 3.180%, 3/1/06 (a)	6,000,000

See Notes to Financial Statements.

24     Tax Free Reserves Portfolio 2006 Semi-Annual Report

Schedule of Investments (February 28, 2006) (unaudited) (continued)

Face Amount	Rating‡	Security	Value

Oregon — 1.4% (continued)
$4,500,000	A-1	Port of Portland Oregon, Special Oblogation, Revenue, Portland Bulk
		Terminals Project, LOC-Canadian Imperial Bank, 3.180%, 3/2/06 (a)(b)	$4,500,000

		Total Oregon	28,500,000

Pennsylvania — 5.7%
2,000,000	AAA	Allegheny County, PA, Hospital Development Authority, Health Center-UPMC Health, Series B, MBIA-Insured, 5.250% due 7/1/06	2,015,900
7,015,000	VMIG1(c)	Middletown, PA, Area School District, FSA-Insured, SPA-RBC Centura Bank, 3.200%, 3/2/06 (a)	7,015,000
7,000,000	A-1+	North Wales Pennsylvania Water Authority, FSA-Insured, SPA-Dexia Credit Local, 3.180%, 3/2/06 (a)	7,000,000
6,000,000	A-1	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue, Shippingport Project, Series A, LOC-PNC Bank, 3.180%, 3/2/06 (a)(b)	6,000,000
6,745,000	A-1	Pennsylvania State GO, PA 895, FGIC-Insured, 3.210%, 3/2/06 (a)	6,745,000
4,995,000	A-1+	Pennsylvania State Turnpike Community Oil Franchise Tax Revenue, Series 366, MBIA-Insured, 3.220%, 3/2/06 (a)	4,995,000
		Philadelphia, PA, Hospitals & Higher Education Facilities Authority Revenue:
12,135,000	A-1+	Childrens Hospital Project D, MBIA-Insured, SPA-West Deutsche Landesbank 3.150%, 3/1/06 (a)	12,135,000
14,500,000	A-1+	Temple University Health, Series A, LOC-Wachovia Bank, 3.230%, 3/2/06 (a)	14,500,000
14,200,000	A-1	Temple University Health, Series B, LOC-PNC Bank, 3.200%, 3/2/06 (a)	14,200,000
		Philadelphia, PA:
5,300,000	A-1+	Gas Works Revenue, Fifth Series A2, LOC-JPMorgan Chase, LOC-Bank of Nova Scotia, 3.220%, 3/2/06 (a)	5,300,000
7,285,000	A-1	School District, P Floats, PT-2814, AMBAC-Insured, State Aid Withholding, SPA-Merrill Lynch Capital Services, 3.210%, 3/2/06 (a)	7,285,000
9,500,000	F-1+(d)	School District GO, Series 1294, AMBAC-Insured, SPA-Merrill Lynch Capital Services, 3.210%, 3/2/06 (a)	9,500,000
4,100,000	A-1+	Saint Mary Hospital Authority Bucks County, Catholic Health, Series C, 3.200%, 3/1/06 (a)	4,100,000
15,435,000	VMIG1(c)	Washington County, PA, Hospital Authority Revenue, AMBAC-Insured, 2.750% due 7/1/06 (e)	15,422,143

		Total Pennsylvania	116,213,043

South Carolina — 8.5%
6,000,000	A-1+	Charleston, SC, Waterworks & Sewer Revenue, Refunding & Capital Improvement, Series A, SPA-Bank of America, 3.190%, 3/2/06 (a)	6,000,000
47,880,000	AA	Greenville County, SC, School District, SCSDE, 4.000% due 6/1/06	48,025,755
16,275,000	A-1+	Mount Pleasant, SC, Water and Sewer Revenue, Series B, SPA-Bank of America, 3.200%, 3/1/06 (a)	16,275,000
28,700,000	A-1+	Oconee County, SC, Pollution Control Revenue, Refunding-Facilities Duke, Remarketed 11/03/03, LOC-SunTrust Bank, 3.190%, 3/2/06 (a)	28,700,000
9,100,000	F-1+(d)	South Carolina Educational Facilities Authority for Private Non Profit Institutions, Columbia College Project, LOC- Bank of America, 3.240%, 3/2/06 (a)	9,100,000
		South Carolina Jobs EDA:
45,350,000	A-1+	Hospital Facilities Revenue, Sisters Charity Providence Hospital, LOC-Wachovia Bank, 3.200%, 3/2/06 (a)	45,350,000

See Notes to Financial Statements.

Tax Free Reserves Portfolio 2006 Semi-Annual Report     25

Schedule of Investments (February 28, 2006) (unaudited) (continued)

Face Amount	Rating‡	Security	Value

South Carolina — 8.5% (continued)
$7,360,000	VMIG1(c)	Revenue, Executive Kitchens Inc. Project, LOC-SunTrust Bank, 3.240%, 3/1/06 (a)(b)	$7,360,000
11,300,000	VMIG1(c)	South Carolina Jobs-EDA, EDR, Vista Hotel Partners LLC, LOC-SunTrust Bank, 3.240%, 3/1/06 (a)(b)	11,300,000
2,480,000	A-1	South Carolina Transportation Infrastructure Bank Revenue, Series 316, AMBAC-Insured, 3.220%, 3/2/06 (a)	2,480,000

		Total South Carolina	174,590,755

South Dakota — 0.2%
3,700,000	A-1+	South Dakota Housing Development Authority, Home Ownership Mortgage, Series C-2, SPA-Landesbank Hessen-Thuringen, 3.090%, 3/2/06 (a)	3,700,000

Tennessee — 3.4%
2,850,000	VMIG1(c)	Clarksville, TN, Public Building Authority Revenue, Pooled Financing, Tennessee Municipal Bond Fund, LOC- Bank of America, 3.000%, 3/1/06 (a)	2,850,000
		Memphis, TN, Electric Systems Revenue:
13,870,000	A-1+	Series 378, MBIA-Insured, 3.220%, 3/2/06 (a)	13,870,000
9,250,000	VMIG1(c)	Series 879, MBIA-Insured, 3.210%, 3/2/06 (a)	9,250,000
14,835,000	VMIG1(c)	Metropolitan Government Nashville & Davidson County, TN, Health & Educational Facilities Board Revenue, Educational Facilities, Belmont University Project, LOC-SunTrust Bank, 3.180%, 3/1/06 (a)	14,835,000
25,000,000	A-1+	Montgomery County BAN TECP, Series 2012, 3.060% due 3/20/06	25,000,000
545,000	VMIG1(c)	Montgomery County, TN, Public Building Authority, Pooled Financing, Tennessee County Loan Pool, LOC-Bank of America, 3.000%, 3/1/06 (a)	545,000
4,250,000	VMIG1(c)	Morristown, TN, Industrial Development Board Revenue, Industrial Automotive Products, LOC-Landesbank Baden, 3.290%, 3/1/06 (a)(b)	4,250,000

		Total Tennessee	70,600,000

Texas — 12.7%
9,000,000	A-1+	Austin, TX, Water & Wastewater System Revenue, FSA-Insured,
		3.200%, 3/2/06 (a)	9,000,000
12,250,000	VMIG1(c)	Brazos River Authority Texas Pollution Control Revenue, Refunding TXU-A-Remarketed 1/3/05, LOC-Wachovia Bank, 3.210%, 3/1/06 (a)(b)	12,250,000
5,290,000	F-1+	Garland, TX, Electric System Revenue, P Floats Pt-2677, FSA-Insured, LIQ-Merrill Lynch Capital Services Inc., 3.220%, 3/2/06 (a)	5,290,000
15,000,000	VMIG1(c)	Gulf Coast IDA Texas Environmental Facilities Revenue, Citgo Petroleum Corp. Project, 3.010%, 3/1/06 (a)(b)	15,000,000
		Houston, TX:
10,000,000	A-1+	Higher Educational Finance Corp., Rice University TECP Series A, 3.070% due 4/6/06	10,000,000
10,000,000	A-1+	TECP, Senior, 3.170% due 4/1/06 (b)	10,000,000
5,575,000	F-1+	McKinney, TX, P-Floats PT-2722, 3.220%, 3/2/06 (a)	5,575,000
15,700,000	A-1+	North Texas Throughway Authority Dallas North Throughway System Revenue, Series B, FSA-Insured, 3.200%, 3/1/06 (a)	15,700,000
25,000,000	A-1+	North Texas Tollway Authority Revenue, Series C, FGIC-Insured, SPA-Depfa Bank PLC, 3.200%, 3/1/06 (a)	25,000,000
7,295,000	A-1	Nueces River Authority, Water Supply Revenue, Pt-2821, FSA-Insured, SPA-Merrill Lynch Capital Services, 3.220%, 3/2/06 (a)	7,295,000
735,000	A-1+	Tarrant County, TX, Health Facilities Development Corp. Revenue, Adventist/Sunbelt, Series A, LOC-SunTrust Bank, 3.190%, 3/2/06 (a)	735,000

See Notes to Financial Statements.

26     Tax Free Reserves Portfolio 2006 Semi-Annual Report

Schedule of Investments (February 28, 2006) (unaudited) (continued)

Face Amount	Rating‡	Security	Value

Texas — 12.7% (continued)
$64,000,000	SP-1+	Texas State, TRAN, 4.500% due 8/31/06	$ 64,467,193
4,835,000	A-1+	Texas Technical University, TECP, Series A, 3.150% due 4/13/06	4,835,000
33,330,000	A-1+	Texas Water Development Board Revenue, Refunding, State Revolving Fund, SPA-JPMorgan Chase, 2.950%, 3/1/06 (a)	33,330,000
1,300,000	A-1+	Texas, PFA, TECP, Series 2002 A, 3.280% due 5/15/06	1,300,000
21,500,000	A-1+	University of Texas, TECP Series A, 3.030% due 3/6/06	21,500,000
20,000,000	A-1+	Weatherford, TX, ISD, Series A, PSF-GTD-Insured, SPA-Depfa Bank PLC,
		2.900% due 8/1/06 (e)	20,000,000

		Total Texas	261,277,193

Utah — 0.4%
3,405,000	A-1+	Utah Housing Corp., Single Family Mortgage Revenue, Series A-1, Class I, LOC-Westdeutsche Landesbank, 3.250%, 3/1/06 (a)(b)	3,405,000
4,720,000	F-1+(d)	Utah Water Finance Agency Revenue, P Floats PT-2740, AMBAC-Insured, SPA-Merrill Lynch Capital Services Inc., 3.220%, 3/2/06 (a)	4,720,000

		Total Utah	8,125,000

Virginia — 0.2%
4,945,000	A-1	Virginia College Building Authority, VA Educational Facilities Revenue, Series 134, FSA-Insured, 3.220%, 3/2/06 (a)	4,945,000

Washington — 1.4%
8,305,000	F-1+(d)	Central Puget Sound Regional Transportation Authority, WA, P-Floats PT-2916, AMBAC-Insured, 3.220%, 3/2/06 (a)	8,305,000
2,600,000	F-1+(d)	Everett, WA, GO, LOC-Bank of America, 3.240%, 3/2/06 (a)	2,600,000
8,500,000	A-1+	Port of Seattle, WA, Revenue, Subordinated Lien, LOC-Fortis Bank NV, 3.250%, 3/1/06 (a)(b)	8,500,000
3,300,000	F-1+(d)	Washington State GO, Series 438Z, MBIA-Insured, 3.220%, 3/2/06 (a)	3,300,000
5,250,000	VMIG1(c)	Washington State Housing Finance Community MFH Revenue, Vintage Everett Living, Series A, LIQ Fannie Mae, 3.280%, 3/2/06 (a)(b)	5,250,000

		Total Washington	27,955,000

Wisconsin — 1.0%
5,945,000	F-1+(d)	D C Everest, WI, Area School District, GO, P Floats Pt-2772, FSA-Insured, SPA-Merrill Lynch Capital Services, 3.220%, 3/2/06 (a)	5,945,000
5,250,000	A-1+	Verona, WI, IDR, Latitude Corp. Project, LOC-US Bank NA, 3.280%, 3/2/06 (a)(b)	5,250,000
9,350,000	A-1	Wisconsin HEFA, AMBAC-Insured, SPA-Morgan Stanley, 3.150%, 3/2/06 (a)	9,350,000

		Total Wisconsin	20,545,000

		TOTAL INVESTMENTS — 95.8% (Cost — $1,969,765,100#)	1,969,765,100
		Other Assets in Excess of Liabilities — 4.2%	86,460,485

		TOTAL NET ASSETS — 100.0%	$2,056,225,585

‡	All ratings are by Standard & Poor’s Ratings Service, unless otherwise noted.
(a)

Variable rate demand obligations have a demand feature under which the Portfolio can tender them back to the issuer on no more than 7 days notice. Date shown is the date of the next interest rate change.

(b)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).
(c)	Rating by Moody’s Investors Service.
(d)	Rating by Fitch Ratings Service.
(e)	Variable rate security. Interest rate disclosed is that which is in effect at February 28, 2006.
#	Aggregate cost for federal income tax purposes is substantially the same.

See pages 29 and 30 for definitions of ratings.

See Notes to Financial Statements.

Tax Free Reserves Portfolio 2006 Semi-Annual Report     27

Schedule of Investments (February 28, 2006) (unaudited) (continued)

Abbreviations used in this schedule:

AMBAC	—	Ambac Assurance Corporation	IDA	—	Industrial Development Authority
BAN	—	Bond Anticipation Notes	IDR	—	Industrial Development Revenue
BPA	—	Bond Purchase Agreement	ISD	—	Independent School District
COP	—	Certificate of Participation	LIQ	—	Liquidity Facility
DFA	—	Development Finance Agency	LOC	—	Letter of Credit
EDA	—	Economic Development Authority	MBIA	—	Municipal Bond Investors Assurance Corporation
EDR	—	Economic Development Revenue	MFH	—	Multi-Family Housing
FGIC	—	Financial Guaranty Insurance Company	PFA	—	Public Facilities Authority
FNMA	—	Federal National Mortgage Association	SCSDE	—	South Carolina State Department of Education
FSA	—	Financial Security Assurance	SPA	—	Standby Bond Purchase Agreement
GO	—	General Obligation	TAN	—	Tax Anticipation Notes
HEFA	—	Health & Educational Facilities Authority	TECP	—	Tax Exempt Commercial Paper
HFA	—	Housing Finance Authority	TRAN	—	Tax and Revenue Anticipation Notes
IAC	—	Irvine Apartment Communities LP

Summary of Investments by Industry* (unaudited)

General Obligation	21.3%
Education	17.6
Hospitals	16.2
Water & Sewer	7.3
Utilities	7.2
Transportation	6.6
Industrial Development	5.6
Housing: Single Family	3.9
Housing: Multi-Family	3.1
Pollution Control	3.0
Finance	2.6
Public Facilities	1.1
Miscellaneous	4.5

100.0%

*As a percentage of total investments. Please note that Fund holdings are subject to change.

See Notes to Financial Statements.

28     Tax Free Reserves Portfolio 2006 Semi-Annual Report

Bond Ratings (unaudited)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard & Poor’s”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA	—	Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.

AA	—	Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

A	—

Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB	—

Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC, CC and C	—

Bonds rated “BB”, “B”, “CCC”, “CC” and “C” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents the lowest degree of speculation and “C” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D	—	Bonds rated “D” are in default and payment of interest and/or repayment of principal is in arrears.

Moody’s Investors Service (“Moody’s”) — Numerical modifiers 1, 2 and 3 may be applied to each generic rating from
“Aa” to “Ca,” where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa	—

Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa	—

Bonds rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

A	—

Bonds rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa	—

Bonds rated “Baa” are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba	—

Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B	—

Bonds rated “B” are generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	—	Bonds rated “Caa” are of poor standing. These may be in default, or present elements of danger may exist with respect to principal or interest.

Ca	—	Bonds rated “Ca” represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.

Tax Free Reserves Portfolio 2006 Semi-Annual Report	29

Bond Ratings (unaudited) (continued)

C	—	Bonds rated “C” are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Fitch Ratings Service (“Fitch”) — Ratings from “AAA” to “CC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA	—	Bonds rated “AAA” have the highest rating assigned by Fitch. Capacity to pay interest and repay principal is extremely strong.

AA	—	Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

A	—

Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB	—

Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC and CC	—

Bonds rated “BB”, “B”, “CCC” and “CC” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents a lower degree of speculation than “B”, and “CC” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

NR	—	Indicates that the bond is not rated by Standard & Poor’s, Moody’s, or Fitch.

Short-Term Security Ratings (unaudited)

SP-1	—

Standard & Poor’s highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1	—

Standard & Poor’s highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

MIG 1	—	Moody’s highest rating for issues having a demand feature—VRDO.

VMIG 1	—	Moody’s highest rating for short-term municipal obligations.

P-1	—	Moody’s highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

F-1	—

Fitch’s highest rating indicating the strongest capacity for timely payment of financial commitments; those issues determined to possess overwhelming strong credit feature are denoted with a plus (+) sign.

30	Tax Free Reserves Portfolio 2006 Semi-Annual Report

Tax Free Reserves Portfolio

Statement of Assets and Liabilities (February 28, 2006) (unaudited)

ASSETS:
Investments, at amortized cost	$1,969,765,100
Cash	4,368,165
Receivable for securities sold	72,158,106
Interest receivable	10,454,283

Total Assets	2,056,745,654

LIABILITIES:
Trustees’ fees payable	237,086
Investment management fee payable	185,331
Accrued expenses	97,652

Total Liabilities	520,069

Total Net Assets	$2,056,225,585

REPRESENTED BY:
Paid-in capital	$2,056,225,585

See Notes to Financial Statements.

Tax Free Reserves Portfolio 2006 Semi-Annual Report	31

Tax Free Reserves Portfolio

Statement of Operations (For the six months ended February 28, 2006) (unaudited)

INVESTMENT INCOME:
Interest	$32,020,110

EXPENSES:
Investment management fee (Note 2)	1,778,970
Custody and fund accounting fees	179,497
Legal fees	39,464
Trustees’ fees	26,355
Audit and tax	12,833
Shareholder reports	3,037
Miscellaneous expenses	1,659

Total Expenses	2,041,815
Less: Investment management fee waiver (Note 2)	(414,023)
Fees paid indirectly (Note 1)	(952)

Net Expenses	1,626,840

Net Investment Income	30,393,270

Net Realized Loss on Investments	(26,334)

Increase in Net Assets From Operations	$30,366,936

See Notes to Financial Statements.

32	Tax Free Reserves Portfolio 2006 Semi-Annual Report

Tax Free Reserves Portfolio

Statements of Changes in Net Assets

For the six months ended February 28, 2006 (unaudited) and the year ended August 31, 2005

	2006	2005

OPERATIONS:
Net investment income	$30,393,270	$38,383,740
Net realized loss	(26,334)	(132,355)

Increase in Net Assets From Operations	30,366,936	38,251,385

CAPITAL TRANSACTIONS:
Proceeds from contributions	3,326,971,457	9,060,663,346
Value of withdrawals	(3,562,277,435)	(8,353,002,415)

Increase (Decrease) in Net Assets From Capital Transactions	(235,305,978)	707,660,931

Increase (Decrease) in Net Assets	(204,939,042)	745,912,316
NET ASSETS:
Beginning of period	2,261,164,627	1,515,252,311

End of period	$2,056,225,585	$2,261,164,627

See Notes to Financial Statements.

Tax Free Reserves Portfolio 2006 Semi-Annual Report	33

Tax Free Reserves Portfolio

Financial Highlights

For the years ended August 31, unless otherwise noted:

	2006(1)		2005	2004	2003	2002	2001

Total Return(2)	1.38%		1.88%	0.91%	1.17%	1.72%	3.56%

Net Assets, End of Period (000’s)	$2,056		$2,261	$1,515	$1,511	$1,465	$752

Ratios to Average Net Assets:
Gross expenses	0.18	%(3)	0.23%	0.23%	0.24%	0.24%	0.29%
Net expenses(4) (5)	0.15	(3)	0.15	0.15	0.15	0.15	0.15
Net investment income	2.72	(3)	1.95	0.90	1.14	1.64	3.48

(1)	For the six months ended February 28, 2006 (unaudited).

(2)

Performance figures may reflect voluntary fee waivers. Past performance is no guarantee of future results. In the absence of voluntary fee waivers, the total return would have been lower. Total returns for periods of less than one year are not annualized.

(3)	Annualized.

(4)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets of the Portfolio did not exceed 0.15%.

(5)	The investment manager voluntarily waived a portion of its management fees. Such waivers are voluntary and may be reduced or terminated at any time.

See Notes to Financial Statements.

34	Tax Free Reserves Portfolio 2006 Semi-Annual Report

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Tax Free Reserves Portfolio (the “Portfolio”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a no-load, non-diversified, open-end management investment company, organized as a trust under the laws of the State of New York. The Declaration of Trust permits the Trustees to issue beneficial interests in the Portfolio. At February 28, 2006, all investors in the Portfolio were funds advised by the Manager and/or its affiliates.

          The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

          (a) Investment Valuation. Money market instruments are valued at amortized cost, in accordance with Rule 2a-7 under the 1940 Act, which approximates market value. This method involves valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. The Portfolio’s use of amortized cost is subject to its compliance with certain conditions as specified under Rule 2a-7 of the 1940 Act.

          (b) Investment Income and Expenses.  Interest income consists of interest accrued and discount earned (including both original issue and market discount adjusted for amortization of premium) on the investments of the Portfolio. Expenses of the Portfolio are accrued daily. The Portfolio bears all costs of its operations other than expenses specifically assumed by the Manager.

          (c) Fees Paid Indirectly. The Portfolio’s custodian calculates its fees based on the Portfolio’s average daily net assets. The fee is reduced according to a fee arrangement, which provides for custody fees to be reduced based on a formula developed to measure the value of cash deposited with the custodian by the Portfolio. This amount is shown as a reduction of expenses on the Statement of Operations.

          (d) Income Taxes.  The Portfolio is classified as a partnership for Federal income tax purposes. As such, each investor in the Portfolio is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. Therefore, no Federal income tax provision is required. It is intended that the Portfolio’s assets will be managed so an investor in the Portfolio can satisfy the requirements of the subchapter M of the Internal Revenue Code.

          (e) Other. Purchases, maturities and sales of money market instruments are accounted for on the date of the transaction. Realized gains and losses are calculated on the identified cost basis.

2. Investment Management Agreement and Other Transactions with Affiliates

On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business, Citigroup Asset Management (“CAM”), to Legg Mason, Inc. (“Legg Mason”). As a result, the Portfolio’s investment manager, Citi Fund Management

Tax Free Reserves Portfolio 2006 Semi-Annual Report	35

Notes to Financial Statements (unaudited) (continued)

Inc. (the “Manager”), previously an indirect wholly-owned subsidiary of Citigroup, became a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Portfolio’s existing investment management contract to terminate. The Portfolio’s investors approved a new investment management contract between the Portfolio and the Manager, which became effective on December 27, 2005. An interim management agreement took effect upon the closing of the sale and continued in effect until December 27, 2005.

          Legg Mason, whose principal executive offices are in Baltimore, Maryland, is a financial services holding company.

          Prior to October 1, 2005 the Portfolio paid the Manager a management fee calculated at an annual rate of 0.20% of the Fund’s average daily net assets.

          Effective October 1, 2005 and under the new Investment Management Agreement, the Portfolio will pay the Manager a management fee calculated at an annual rate of 0.15% of the Portfolio’s average daily net assets.

          During the six months ended February 28, 2006 the Portfolio had a voluntary expense limitation in place of 0.15% of the Portfolio’s average daily net assets. For the six months ended February 28, 2006 the Manager voluntarily waived a portion of its fee amounting to $414,023. Such waivers are voluntary and may be reduced or terminated at any time.

          The Portfolio pays no compensation directly to any Trustee or any officer who is affiliated with the Manager, all of whom receive remuneration for their services to the Portfolio from the Manager or its affiliates. Certain of the officers and a Trustee of the Portfolio are officers and a director of the Manager or its affiliates.

          The Trust has adopted a Retirement Plan for all Trustees who are not “interested persons” of the Portfolio, within the meaning of the 1940 Act. Under the Plan, each Trustee is required to retire from the Board as of the last day of the calendar year in which the applicable Trustee attains age 75. Trustees may retire under the Plan before attaining the mandatory retirement age. Trustees who have served as Trustee of the Trust or any of the investment companies associated with Citigroup for at least ten years when they retire are eligible to receive the maximum retirement benefit under the Plan. The maximum retirement benefit is an amount equal to five times the amount of retainer and regular meeting fees payable to a Trustee during the entirety of the calendar year of the applicable Trustee’s retirement (assuming no change in relevant facts for the balance of the year following the Trustee’s retirement). Amounts under the Plan may be paid in installments or in a lump sum (discounted to present value). Benefits under the Plan are unfunded. Three former Trustees are currently receiving payments under the plan. In addition two other former Trustees received a lump sum payment under the plan during this period. The Portfolio’s allocable share of the expenses of the Plan for the six months ended February 28, 2006, was $44,115.

3. Investments

During the six months ended February 28, 2006, the aggregate cost of purchases, maturities and sales of money market instruments (exclusive of securities purchased subject to repurchase agreements) were as follows:

Purchases	$6,854,761,830

Maturities/Sales	7,164,423,841

36	Tax Free Reserves Portfolio 2006 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

4. Federal Income Tax Basis of Investment Securities

The tax cost on investment securities owned at February 28, 2006, for federal income tax purposes, amounted to $1,969,765,100.

5. Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management, LLC (“SBFM”) and CGM relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).

          The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Portfolio’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

          The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made.

          The order also required that transfer agency fees received from the Affected Funds since December 1, 2004 less certain expenses be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On

Tax Free Reserves Portfolio 2006 Semi-Annual Report	37

Notes to Financial Statements (unaudited) (continued)

April 3, 2006, an aggregate amount of approximately $9 million was distributed to the Affected Funds.

          The order required SBFM to recommend a new transfer agent contract to the Affected Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Portfolio’s Board selected a new transfer agent for the Portfolio. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

          Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Affected Funds.

          This Portfolio is not one of the Affected Funds and therefore did not implement the transfer agent arrangement described above and therefore has not received and will not receive any portion of the distributions.

6. Legal Matters

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC described in Note 5. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

          On October 5, 2005, a motion to consolidate the five actions and any subsequently filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

          As of the date of this report, the Portfolio’s investment manager believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of SBFM and its affiliates to continue to render services to the Funds under their respective contracts.

7. Other Matters

On September 16, 2005, the staff of the SEC informed SBFM and Salomon Brothers Asset Management, Inc. (“SBAM”), each an affiliate of the Manager, that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and SBAM for alleged violations of Sections 19(a) and 34(b) of the 1940 Act (and related Rule 19a-1). The notification is a result of an industry wide inspection undertaken by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the Investment Company Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the con-

38	Tax Free Reserves Portfolio 2006 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

templated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM and SBAM.

          Although there can be no assurance, SBFM and SBAM believes that this matter is not likely to have a material adverse effect on the Portfolio or SBFM and SBAM’s ability to perform investment management services relating to the Portfolio.

Tax Free Reserves Portfolio 2006 Semi-Annual Report	39

Board Approval of Management Agreement (unaudited)

On December 1, 2005, Citigroup Inc. completed the sale of substantially all of its asset management business, Citigroup Asset Management (“CAM”), which includes the Manager, to Legg Mason, Inc. in exchange for the broker-dealer and investment banking businesses of Legg Mason and certain other considerations (the “Transaction”). The consummation of the Transaction resulted in the automatic termination of the Portfolio’s management agreement in accordance with the Investment Company Act of 1940, as amended (the “1940 Act”).

          Prior to the closing of the Transaction, the Portfolio’s Board approved a new management agreement between the Portfolio and the Manager (the “New Management Agreement”) and authorized the Portfolio’s officers to submit the New Management Agreement to investors for their approval. Portfolio investors were sent notice of the meeting in September, 2005. Investors also received information that included the factors the Board considered in approving the New Management Agreement. These factors are set forth below.

          While investor approval of the New Management Agreement was being sought, the Portfolio’s Board, at a meeting held in person on November 21, 2005 and as discussed in more detail below, approved an interim management agreement for the Portfolio. The interim management agreement took effect upon the closing of the Transaction and continued in effect until investor approval of the New Management Agreement was obtained. This approval was obtained on December 27, 2005. The factors considered by the Portfolio’s Board in approving the interim management agreement also are set forth below.

          On July 11, 2005, members of the Board discussed with CAM management and certain senior Legg Mason representatives the Transaction and Legg Mason’s general plans and intentions regarding the Portfolio, including the preservation, strengthening and growth of CAM’s business and its combination with Legg Mason’s business. Among other things, the Board Members also inquired about the plans for and anticipated roles and responsibilities of certain CAM employees and officers after the Transaction.

          At a meeting held in person on August 7, 2005, the Portfolio’s Board, including a majority of the Board Members who are not “interested persons” of the Portfolio or the Manager as defined in the 1940 Act (the “Independent Board Members”), approved the New Management Agreement. To assist the Board in its consideration of the New Management Agreement, Legg Mason provided materials and information about Legg Mason, including its financial condition and asset management capabilities and organization, and CAM provided materials and information about the Transaction between Legg Mason and Citigroup. Representatives of CAM and Legg Mason and/or Western Asset Management and its affiliates (“Western Asset”) also made presentations to and responded to questions from the Board. The Independent Board Members, through their independent legal counsel, also requested and received additional information from CAM and Legg Mason in connection with their consideration of the New Management Agreement. The additional information was provided in advance of and at the August meeting. After the presentations and after reviewing the written materials provided, the Independent Board Members met in executive session with their counsel to consider the New Management Agreement.

          The Independent Board Members conferred separately and with their counsel about the Transaction on a number of occasions, including in connection with the July and August meetings.

40	Tax Free Reserves Portfolio

Board Approval of Management Agreement (unaudited) (continued)

          In their deliberations concerning the New Management Agreement, among other things, the Board Members considered:

          (i) the automatic termination of the current management agreement upon completion of the Transaction and the need for continuity of services provided under the current management agreement;

          (ii) the reputation, financial strength and resources of Legg Mason and its investment advisory subsidiaries;

          (iii) that, following the Transaction, CAM will be part of an organization focused on the asset management business;

          (iv) that Legg Mason and its wholly-owned subsidiary, Western Asset, are experienced and respected asset management firms, and that Legg Mason has advised the Board Members that (a) it intends to combine the fixed income investment operations (including money market fund operations) of CAM with those of Western Asset and may also wish to combine other CAM operations with those of other Legg Mason subsidiaries; (b) after the closing of the Transaction, it will take steps to combine the investment management operations of Western Asset with the fixed income operations of the Manager, which, among other things, may involve Western Asset and the Manager sharing common systems and procedures, employees (including portfolio managers), investment and trading platforms, and other resources; (c) it is expected that these combination processes will result in changes to portfolio managers or portfolio management teams for a number of the CAM funds, subject to Board consent and appropriate notice to investors, and that, in other cases, the current portfolio managers or portfolio management teams will remain in place; and (d) in the future, it may recommend that Western Asset or other Legg Mason subsidiaries be appointed as the adviser or subadviser to some or all of the CAM funds, subject to applicable regulatory requirements;

          (v) that CAM management had advised the Board that a number of portfolio managers and other key CAM personnel would be retained after the closing of the Transaction;

          (vi) that CAM management and Legg Mason have advised the Board that following the Transaction, there is not expected to be any diminution in the nature, quality and extent of services provided to the Portfolio and its investors by the Manager, including compliance services;

          (vii) that under the Transaction Agreement, Citigroup and Legg Mason have agreed not to take any action that is not contemplated by the Transaction or fail to take any action that to their respective knowledge would cause any of the requirements of Section 15(f) of the 1940 Act not to be met;

          (viii) the assurances from Citigroup and Legg Mason that, for a three-year period following the closing of the Transaction, Citigroup-affiliated broker-dealers will continue to offer the Portfolio as an investment product, and the potential benefits to Portfolio investors from this and other third-party distribution access;

          (ix) the potential benefits to Portfolio shareholders from being part of a combined fund family with Legg Mason-sponsored funds, including possible economies of scale and access to investment opportunities;

Tax Free Reserves Portfolio	41

Board Approval of Management Agreement (unaudited) (continued)

          (x) that Citigroup and Legg Mason would derive certain benefits from the Transaction and that, as a result, they have a financial interest in the matters that were being considered;

          (xi) the potential effects of regulatory restrictions on the Portfolio if Citigroup-affiliated broker-dealers remain principal underwriters of the Portfolio after the closing of the Transaction;

          (xii) the fact that the Portfolio’s total management fees will not increase by virtue of the New Management Agreement, but will remain the same;

          (xiii) the terms and conditions of the New Management Agreement, including the differences from the current management agreement, and the benefits of a single, uniform form of agreement covering these services;

          (xiv) that the Portfolio would not bear the costs of obtaining shareholder approval of the New Management Agreement;

          (xv) that Citigroup and Legg Mason were negotiating a license arrangement that would permit the Portfolio to maintain its current name for some agreed upon time period after the closing of the Transaction; and

          (xvi) that the Board had recently performed a full annual review of the current management agreement as required by the 1940 Act.1 In that regard, the Board’s deliberations concerning the New Management Agreement reflected its prior evaluation of relevant factors, including the nature, quality and extent of services provided, costs of services provided, profitability, fall-out benefits, fees and economies of scale and investment performance considered in connection with the approval of the current management agreement and its determination that information provided by CAM and Legg Mason management prior to and at the August meeting supported the continued appropriateness of such conclusions with respect to the New Management Agreement.

          No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the New Management Agreement, and each Board Member attributed different weight to the various factors. The Independent Board Members were advised by separate independent legal counsel throughout the process. The Board also discussed the New Management Agreement in private sessions with their independent legal counsel at which no representatives of the Manager were present. In light of all of the foregoing, the Board approved the New Management Agreement and authorized the Portfolio’s officers to submit the New Management Agreement to shareholders for their approval.

          A condition to the closing of the Transaction required that new management agreements to be approved by CAM advisory clients representing a substantial majority of investment management revenues. This condition was satisfied and the Transaction closed on December 1, 2005, prior to approval of the Portfolio’s New Management Agreement having been obtained. As noted above, prior to the closing of the Transaction, the Portfolio’s Board, at a meeting held in person on November 21, 2005, approved an interim management agreement for the Portfolio.

          In their deliberations concerning the interim management agreement, the Board Members considered that, as discussed in detail above, within the past year the Board had performed a full annual review of the current management agreement and had approved

42	Tax Free Reserves Portfolio

Board Approval of Management Agreement (unaudited) (continued)

the New Management Agreement, subject to investor approval. In that regard, the Board, in its deliberations concerning the interim management agreement, met with senior representatives of CAM and Legg Mason to receive a status report on Legg Mason’s plans and intentions regarding CAM’s business and its combination with Legg Mason, including its plans for portfolio management. On the basis of that report, the Board determined that its evaluation of relevant factors, including the nature, quality and extent of services provided, costs of services provided, profitability, fall out benefits, fees and economies of scale and investment performance and conclusions with respect thereto in connection with its approval of the New Management Agreement would apply to the interim agreement. However, the Board gave greatest weight to the imminent automatic termination of the current management agreement upon the completion of the Transaction and the need for continuity of the services provided thereunder pending investor approval of the New Management Agreement.

          In accordance with Rule 15a-4 under the 1940 Act, which regulates the use of interim management agreements, the interim management agreement for the Portfolio had a term no longer than 150 days. The terms of the interim management agreement approved by the Board were the same as those of the Portfolio’s management agreement that was in effect prior to the closing of the Transaction, differing only as to the effective date, the termination date and certain additional provisions required by law. Management fees paid under the interim agreement were to be held in escrow and not paid to the Manager until investors approved the New Management Agreement. By the terms of the interim management agreement, if investors did not approve the New Management Agreement, the management fees held in escrow were to be disbursed in accordance with applicable law.

1	The Board’s deliberation in connection with that review was discussed in the Fund’s annual report, a copy of which is available upon request.

Tax Free Reserves Portfolio	43

Additional Shareholder Information (unaudited)

Results of a Special Meeting of Investors

On December 27, 2005, a Special Meeting of Investors was held for the following purposes: 1) to approve a new management agreement and 2) to elect Trustees. The following table provides the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each matter voted on at the Special Meeting of Investors.1

1. Approval of New Management Agreement

	Voted For[2]	Voted Against	Abstentions	Broker Non-Votes

New Management Agreement	87	13	0	N/A

2. Election of Trustees

Nominees:	Voted For	Voted Against	Abstentions	Broker Non-Votes

Elliot J. Berv	97	3	0	N/A
Donald M. Carlton	97	3	0	N/A
A. Benton Cocanougher	97	3	0	N/A
Mark T. Finn	97	3	0	N/A
R. Jay Gerken	97	3	0	N/A
Stephen Randolph Gross	97	3	0	N/A
Diana R. Harrington	97	3	0	N/A
Susan B. Kerley	97	3	0	N/A
Alan G. Merten	97	3	0	N/A
R. Richardson Pettit	97	3	0	N/A

1

Investment companies that are investors in the Portfolio voted for each item in proportion to votes cast by the shareholders of such investment companies at special meetings of the shareholders of such investment companies.

[2]	Investors in the Portfolio vote on the basis of the percentage of beneficial interests of the Portfolio that they own.

44	Tax Free Reserves Portfolio

CitiSM Tax Free Reserves

TRUSTEES
 Elliott J. Berv
Donald M. Carlton
A. Benton Cocanougher
Mark T. Finn
R. Jay Gerken, CFA
Chairman
Stephen Randolph Gross
Diana R. Harrington
Susan B. Kerley
Alan G. Merten
R. Richardson Pettit

 OFFICERS
 R. Jay Gerken, CFA
President and
Chief Executive Officer

Andrew B. Shoup
Senior Vice President
and Chief Administrative Officer

Frances M. Guggino
Chief Financial Officer and
Treasurer

Ted P. Becker
Chief Compliance Officer

John Chiota
Chief Anti-Money Laundering
Compliance Officer

Wendy S. Setnicka
Controller

Robert I. Frenkel
Secretary and
Chief Legal Officer

INVESTMENT MANAGER
(OF TAX FREE RESERVES
PORTFOLIO)
 Citi Fund Management Inc.
100 First Stamford Place
Stamford, CT 06902

 DISTRIBUTORS
 Citigroup Global Markets Inc.
Legg Mason Investor Services, LLC

 TRANSFER AGENTS
 Boston Financial Data Services, Inc.
2 Heritage Drive
North Quincy, MA 02171

PFPC Inc.
4400 Computer Drive
Westborough, MA 01581

 CUSTODIAN
 State Street Bank and Trust
     Company

 INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
 KPMG LLP
345 Park Avenue
New York, NY 10154

 LEGAL COUNSEL
 Bingham McCutchen LLP
150 Federal Street
Boston, MA 02110

CitiFunds Trust III
CitiSM Tax Free Reserves

The Fund is a separate investment fund of CitiFunds Trust III, a
Massachusetts business trust.

The Fund files its complete schedule of portfolio holdings with Securities
Exchange Commission for the first and third quarters of each fiscal year on
Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at
www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the
Commission’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling
1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-625-4554.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12 month period ended June 30 of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions is available (1) without charge, upon request, by calling 1-800-625-4554, (2) on each fund’s website at www.leggmason.com/InvestorServices and (3) on the SEC’s website at
www.sec.gov.

This report is submitted
for the general information
of the shareholders of
CitiSM Tax Free Reserves.

This report must be preceded
or accompanied by a free
prospectus. Investors should
consider the Fund’s
investment objective, risks,
charges and expenses
carefully before investing.
The prospectus contains this
and other important
information about the Fund.
Please read the prospectus
carefully before investing.

©2006 Legg Mason Investor
Services LLC
Member NASD, SIPC

CFS/RTF/206              06-9821

CitiSM
New York Tax Free Reserves

        SEMI - ANNUAL

               REPORT

FEBRUARY 28, 2006

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

CitiSM New York Tax Free Reserves

       Semi-Annual Report • February 28, 2006

	Letter from the Chairman	I

What’s Inside	Fund Facts	1

	Fund at a Glance	2

	Fund Expenses	3

	Schedule of Investments	5

	Statement of Assets and Liabilities	13

	Statement of Operations	14

	Statements of Changes in Net Assets	15

Fund Objective To provide its shareholders with high levels of current income exempt from federal, New York State and New York City personal income taxes*, preservation of capital and liquidity.	Financial Highlights	16

	Notes to Financial Statements	17

	Board Approval of Management Agreement	23

	Additional Shareholder Information	27

* A portion of the income may be subject to the federal Alternative Minimum Tax (“AMT”). Consult your personal tax adviser.

Under a licensing agreement between Citigroup and Legg Mason, the name of the Funds, the names of any classes of shares of the Funds, and the name of the investment manager of the Funds, as well as all logos, trademarks and service marks related to Citigroup or any of its affiliates (“Citi Marks”) are licensed for use by Legg Mason and by the Funds. Citi Marks include, but are not limited to, “Citi,” “CitiFunds” and “Citigroup Asset Management”.

All Citi Marks are owned by Citigroup, and used under license. Legg Mason and its affiliates, as well as the Manager, are not affiliated with Citigroup. Investments in the Funds are not bank deposits or obligations of Citibank.

Letter from the Chairman

R. JAY GERKEN, CFA
 Chairman, President and Chief
Executive Officer

Dear Shareholder,

The U.S. economy was mixed during the six-month reporting period. Early in the period, the economy overcame several headwinds, including high oil prices, rising short-term interest rates and geopolitical issues. After a 3.3% advance in the second quarter of 2005, third quarter gross domestic product (“GDP”)i growth was a strong 4.1%. This marked the tenth consecutive quarter that GDP surpassed 3.0%. However, there were conflicting economic signals in the fourth quarter. While the Labor Department announced that the unemployment rate fell to 4.7% in January 2006, its lowest level in four years, fourth quarter GDP growth was 1.7%. This decline was, in large part, due to slower consumer spending.

          Given the economic expansion and inflationary concerns, the Federal Reserve Board (“Fed”)ii continued to raise interest rates throughout the period. After raising rates ten times from June 2004 through August 2005, the Fed increased its target for the federal funds rateiii in 0.25% increments four additional times over the reporting period. This represents the longest sustained Fed tightening cycle since the 1970s. All told, the Fed’s 14 rate hikes have brought the target for the federal funds rate from 1.00% to 4.50%. After the end of the Fund’s reporting period, at its March meeting, the Fed raised the federal funds rate by 0.25% to 4.75%.

          As expected, both short- and long-term yields rose over the reporting period. During the six months ended February 28, 2006, two-year Treasury yields increased from 3.72% to 4.69%. Over the same period, 10-year Treasury yields moved from 4.02% to 4.55%. As these figures show, at the end of the reporting period the yield curve was inverted, as the yield on two-year Treasuries surpassed that of 10-year Treasuries. This anomaly has historically foreshadowed an economic slowdown or recession. However, some experts, including new Fed Chairman Ben Bernanke, believe the inverted yield curve is largely a function of strong foreign demand for longer-term bonds.

CitiSM New York Tax Free Reserves	I

          Given the increase in short-term rates, the yields available from money market instruments steadily rose over the six-month reporting period.

Performance Review

As of February 28, 2006, the seven-day current yield for CitiSM New York Tax Free Reserves was 2.51% and its seven-day effective yield, which reflects compounding, was 2.54.1

          All yields reflect fee waivers which are voluntary, and may be reduced or terminated at any time. Absent these waivers, the seven-day current yield would have been 2.40% and the seven-day effective yield would have been 2.43%.

          Certain investors may be subject to the federal Alternative Minimum Tax, and state and local taxes may apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal advisor.

CitiSM New York Tax Free Reserves Yields as of February 28, 2006 (unaudited)

Seven-day current yield[1]	2.51%

Seven-day effective yield[1]	2.54%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above.

All yields reflect fee waivers which are voluntary, and may be reduced or terminated at any time. Absent these waivers, the seven-day current yield would have been 2.40% and the seven-day effective yield would have been 2.43%.

          An investment in the Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Special Shareholder Notice

On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business, Citigroup Asset Management (“CAM”), to Legg Mason, Inc. (“Legg Mason”). As a result, the Fund’s investment adviser (the “Manager”), previously an indirect wholly-owned subsidiary of Citigroup, has become a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Fund’s then existing investment management contract to ter-

[1]

The seven-day current yield reflects the amount of income generated by the investment during that seven-day period and assumes that the income is generated each week over a 365-day period. The yield is shown as a percentage of the investment. The seven-day effective yield is calculated similarly to the seven-day current yield but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The effective yield typically will be slightly higher than the current yield because of the compounding effect of the assumed reinvestment.

II	CitiSM New York Tax Free Reserves

minate. The Fund’s shareholders approved a new investment management contract between the Fund and the Manager, which became effective on January 10, 2006. An interim management agreement took effect upon the closing of the sale and continued in effect until January 10, 2006.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. The Fund’s Manager and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund has been informed that the Manager and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

          Important information concerning the Fund and its Manager with regard to recent regulatory developments is contained in the Notes to Financial Statements included in this report.

          As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

March 30, 2006

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: An investment in a money market fund is neither insured nor guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Please see the Fund’s prospectus for more information on these and other risks.

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.

ii

The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

CitiSM New York Tax Free Reserves	III

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Fund Facts

Fund Objective

To provide its shareholders with high levels of current income exempt from federal, New York State and New York City personal income taxes*, preservation of capital and liquidity.

Investment Manager	Distributions
Citi Fund Management Inc.	Declared daily, paid monthly

Commencement of Operations	Benchmark**
November 4, 1985	• iMoneyNet, Inc. New York Tax
Free Money Market Funds Average
Net Assets as of 2/28/06
$1,057.6 million

*	A portion of the income may be subject to the federal Alternative Minimum Tax (“AMT”). Consult your personal tax adviser.

**	The iMoneyNet, Inc. Funds Average reflects the performance (excluding sales charges) of mutual funds with similar objectives. Citi is a service mark of Citicorp.

CitiSM New York Tax Free Reserves 2006 Semi-Annual Report	1

Fund at a Glance (unaudited)

Investment Breakdown

As a Percent of Total Investments

0.0%

5.0%

10.0%

15.0%

25.0%

February 28, 2006

Miscellaneous

Life Care Systems

Electric

Public Facilities

Government Facilities

Hospitals

Utilities

Industrial Development

Water & Sewer

Education

Transportion

Housing: Single Family

General Obligation

Finance

Housing: Multi-family

   18.1%

   20.4%

   12.3%

   9.5%

   8.3%

   5.7%

   5.5%

  7.3%

   4.4%

   3.2%

   1.5%

   0.8%

   0.7%

   0.3%

   2.0%

20.0%

2	CitiSM New York Tax Free Reserves 2006 Semi-Annual Report

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

          This example is based on an investment of $1,000 invested on September 1, 2005 and held for the six months ended February 28, 2006.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual	Beginning	Ending	Annualized	Expenses
	Total	Account	Account	Expense	Paid During
	Return(2)	Value	Value	Ratio	the Period(3)

Citi New York Tax Free Reserves	1.10%	$1,000.00	$1,011.00	0.65%	$3.24

(1)	For the six months ended February 28, 2006.

(2)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect voluntary fee waivers. Past performance is no guarantee of future results. In the absence of voluntary fee waivers, the total return would have been lower.

(3)

Expenses (net of voluntary fee waiver) are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

CitiSM New York Tax Free Reserves 2006 Semi-Annual Report	3

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical	Beginning	Ending	Annualized	Expenses
	Annualized	Account	Account	Expense	Paid During
	Total Return	Value	Value	Ratio	the Period(2)

Citi New York Tax Free Reserves	5.00%	$1,000.00	$1,021.57	0.65%	$3.26

(1)	For the six months ended February 28, 2006.

(2)

Expenses (net of voluntary fee waiver) are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

4	CitiSM New York Tax Free Reserves 2006 Semi-Annual Report

Schedule of Investments (February 28, 2006) (unaudited)

CITI NEW YORK TAX FREE RESERVES

Face Amount	Rating‡	Security	Value

Education — 7.3%
$20,000,000	A3(a)	Central Islip, NY, Union Free School District, TAN, State Aid Withholding, 4.000% due 6/29/06	$20,083,178
10,500,000	A3(a)	Longwood Central School District, Suffolk County, NY, TAN, State Aid Withholding, 4.000% due 6/29/06	10,533,683
6,000,000	MIG1(a)	Massapequa, NY, Union Free School District, TAN, State Aid Withholding, 4.000% due 6/28/06	6,026,702
		New York State Dormitory Authority Revenue:
2,000,000	A-1+	Columbia University, MSTC, SGA 132, PART, LOC-Societe Generale, 3.200%, 3/1/06 (b)	2,000,000
10,000,000	NR	Cornell University, TECP, 3.060% due 4/6/06 (b)	10,000,000
10,470,000	AAA	Education, Series D, 4.000% due 3/15/06	10,476,308
1,000,000	A-1	PA 784 R, MBIA-Insured, 3.210%, 3/2/06 (b)	1,000,000
8,500,000	MIG1(a)	South Huntington, NY, Union Free School District, TAN, State Aid Withholding, 4.000% due 6/30/06	8,530,378
5,500,000	A1(a)	Southampton, NY, Union Free School District, TAN, State Aid Withholding, 3.750% due 6/22/06	5,512,888
3,000,000	A-1+	University of Puerto Rico Revenue, MSTC, Series SG-21, LIQ-Societe Generale, 3.170%, 3/2/06 (b)	3,000,000

		Total Education	77,163,137

Electric — 0.7%
6,995,000	A-1+	Puerto Rico, Electric Power Authority Revenue, Putters, Series 266, FSA-Insured, 3.170%, 3/2/06 (b)	6,995,000

Finance — 18.0%
2,200,000	MIG1(a)	Buffalo, NY, Fiscal Stability Authority, BAN, Series A-1, 4.000% due 8/14/06	2,211,147
		Nassau County, NY, Interim Finance Authority, Sales Tax Revenue, FSA-Insured:
10,490,000	A-1+	Series A, SPA-Dexia Credit Local, 3.140%, 3/1/06 (b)	10,490,000
4,520,000	A-1+	Series B, SPA-BNP Paribas, 3.130%, 3/1/06 (b)	4,520,000
		New York City, NY, TFA:
		Future Tax Secured:
8,300,000	A-1+	Series B, SPA-Landesbank Banden Wuerttemburg, 2.980%, 3/1/06 (b)	8,300,000
6,000,000	A-1+	Series C, SPA-Bayerische Landesbank, 2.940%, 3/1/06 (b)	6,000,000
14,695,000	AA+	PT-1839, MBIA-Insured, SPA-Merrill Lynch Capital Services Inc., 3.210%, 3/2/06 (b)	14,695,000
		New York City Recovery Project, Revenue:
		Series 1:
5,100,000	A-1+	Sub-Series 1-C, LIQ-JPMorgan Chase, 2.940%, 3/1/06 (b)	5,100,000
20,915,000	A-1+	Sub-Series 1B, LIQ-Societe Generale, 3.150%, 3/1/06 (b)	20,915,000
1,500,000	A-1+	Subordinated Series 1E, Credit Enhanced by Bayerische Landesbanken, 3.120%, 3/1/06 (b)	1,500,000
1,800,000	A-1+	Series 3, Sub-Series 3-H, SPA-Royal Bank of Canada, 2.940%, 3/1/06 (b)	1,800,000
8,525,000	A-1	Putters, Series 305, AMBAC-Insured, 3.220%, 3/2/06 (b)	8,525,000
34,125,000	A-1+	Sub-Series 2B, LIQ-Dexia Credit Local, 3.150%, 3/1/06 (b)	34,125,000

See Notes to Financial Statements.

CitiSM New York Tax Free Reserves 2006 Semi-Annual Report	5

Schedule of Investments (February 28, 2006) (unaudited) (continued)

Face Amount	Rating‡	Security	Value

Finance — 18.0% (continued)
$21,140,000	A-1+	Subordinated Series, 2-D, LIQ-Lloyds TSB Bank, 3.150%, 3/1/06 (b)	$21,140,000
5,000,000	A-1+	New York City, NY, TFA Revenue, New York City Recovery Project, Series 3, Sub-Series 3-E, SPA-Landesbank Baden-Wuttemberg, 2.950%, 3/1/06 (b)	5,000,000
11,500,000	A-1+	New York State, Series A, LOC-Bayerische Landesbank & Westdeutsche Landesbank, 3.150%, 3/1/06 (b)	11,500,000
		New York State LGAC, Series B:
1,313,000	A-1+	LOC-Bank of Nova Scotia, 3.100%, 3/1/06 (b)	1,313,000
12,000,000	A-1+	LOC-Westdeutsche LandesBank and Bayerische LandesBank, 3.120%, 3/1/06 (b)	12,000,000
12,000,000	A-1+	New York State Local Government Assistance Corp., Refunding, Series A-5V, FSA-Insured, 3.100%, 3/1/06 (b)	12,000,000
6,665,000	A-1	Puerto Rico Public Finance Corp., Series PA-579, AMBAC-Insured, SPA-Merrill Lynch Capital Services Inc., 3.170%, 3/2/06 (b)	6,665,000
2,500,000	A-1	Virgin Islands Public Finance Authority Revenue, Series PA-1233, FSA-Insured, 3.200%, 3/2/06 (b)	2,500,000

		Total Finance	190,299,147

General Obligation — 12.2%
19,754,000	A2(a)	Guilderland, NY, Central School District, BAN, State Aid Withholding, 4.000% due 5/25/06	19,805,431
11,000,000	SP-1+	Nassau County, NY, GO, TAN, Series B, 4.500% due 11/30/06	11,101,263
		New York City, NY:
		Municipal Securities Trust Recipients, AMBAC-Insured,
7,175,000	A-1+	SGB 35, 3.180%, 3/2/06 (b)	7,175,000
2,000,000	A-1+	SGB 36, 3.180%, 3/2/06 (b)	2,000,000
9,010,000	A-1+	Series F-5, LOC-Bayerische Landesbank, 3.160%, 3/1/06 (b)	9,010,000
9,300,000	A-1+	Sub-Series F-4, LOC-Royal Bank of Scotland, 3.100%, 3/2/06 (b)	9,300,000
5,000,000	A-1+	Subordinated Series H-1, LOC-Bank of New York, 2.980%, 3/1/06 (b)	5,000,000
4,070,000	A-1+	Subordinated Series H-8, 3.120%, 3/1/06 (b)	4,070,000
11,800,000	A-1+	New York City, NY\GO, Sub-Series H-3, LOC-Bank of New York, 3.120%, 3/1/06 (b)	11,800,000
15,600,000	A-1+	New York State, Environmental Quality, Series G, LOC-Westdeutsche Landesbank, 2.950%, 8/3/06 (b)	15,600,000
6,739,000	SP-1+	Oneida County, NY, BAN, 4.000% due 4/21/06	6,750,817
27,425,000	A	Smithtown, NY, Central School District, GO, TAN, 4.000% due 6/29/06	27,492,369

		Total General Obligation	129,104,880

Government Facilities — 1.5%
12,720,000	A-1+	Jay Street Development Corp., Court Facilities Lease Revenue, Series A-2, LOC-Depfa Bank PLC, 3.140%, 3/1/06 (b)	12,720,000
3,170,000	VMIG1(a)	New York State Urban Development Corp., Revenue, MERLOTS, Series N, PART, SPA-Wachovia Bank, 3.220%, 3/1/06 (b)	3,170,000

		Total Government Facilities	15,890,000

See Notes to Financial Statements.

6	CitiSM New York Tax Free Reserves 2006 Semi-Annual Report

Schedule of Investments (February 28, 2006) (unaudited) (continued)

Face Amount	Rating‡	Security	Value

Hospitals — 3.1%
$22,250,000	A-1+	Nassau Health Care Corp., New York Revenue, Sub-Series 2004-C2, FSA-Insured, SPA-Dexia Credit Local, 3.070%, 3/2/06 (b)	$22,250,000
11,000,000	A-1+	New York State Dormitory Authority Revenue, Mental Health Facilities Improvement, Series F-2A, FSA-Insured, 3.200%, 3/2/06 (b)	11,000,000

		Total Hospitals	33,250,000

Housing: Multi-Family — 20.3%
		New York City, NY, HDC:
11,400,000	A-1+	Multi-Family Highbridge Apartments, Series A, LOC-HSBC Bank USA N.A., 3.200%, 3/1/06 (b)(c)	11,400,000
1,525,000	A-1+	MFH Rent Revenue, 100 Jane Street Development, Series A, FNMA-Insured, 3.200%, 3/1/06 (b)(c)	1,525,000
		MFH Revenue:
11,000,000	A-1+	155 West 21st Street, Series A, LOC-Bank of New York, 3.230%, 3/1/06 (b)(c)	11,000,000
8,550,000	A-1+	1904 Vyse Avenue Apartments, Series A, LOC-HSBC Bank USA, 3.200%, 3/1/06 (b)(c)	8,550,000
1,900,000	A-1+	Columbus Apartments, Series A, 3.160%, 3/1/06 (b)	1,900,000
7,850,000	A-1+	Mtg-33 West Tremont Avenue, Series A, LOC-HSBC Bank USA, 3.200%, 3/1/06 (b)(c)	7,850,000
11,100,000	A-1	Peter Cintron Apartments, Series C, LOC-KeyBank N.A., 3.200%, 3/1/06 (b)(c)	11,100,000
15,400,000	A-1+	Related Upper, Series A, LOC-Landesbank Baden, 3.250%, 3/1/06 (b)(c)	15,400,000
18,750,000	A-1+	Related Monterey, Series A, FNMA-Collateralized, 3.160%, 3/1/06 (b)	18,750,000
2,750,000	A-1+	Revenue, Parkgate Development Project, Series A, FNMA-Collateralized, 3.120%, 3/1/06 (b)	2,750,000
		New York State HFA:
15,000,000	VMIG1(a)	20 River Terrace Housing, Series A, LIQ-FNMA, 3.200%, 3/1/06 (b)	15,000,000
4,700,000	A-1+	Revenue, Normandie Court I Project, LOC-Landesbank Hessen Thuringen Girozentrale, 3.180%, 3/1/06 (b)	4,700,000
10,000,000	A-1+	Service Contract Revenue, Series A, LOC-Westdeutsche Landesbank, 3.160%, 3/1/06 (b)	10,000,000
		New York State Housing Finance Agency:
36,000,000	VMIG1(a)	Helena Housing, Series A, LOC-Bank of America, 3.210%, 3/1/06 (b)(c)	36,000,000
6,900,000	A-1+	Refunding, Economic Development and Housing, Series C, FGIC-Insured, SPA-Dexia Credit Local, 3.200%, 3/1/06 (b)	6,900,000
21,500,000	VMIG1(a)	Tribeca Green Housing, Series A, LOC-Landesbank Hessen-Thruingen, 3.140%, 3/1/06 (b)	21,500,000
		New York, NY, HDC, MFH, Revenue:
10,000,000	A-1+	90 West St., Series A, LIQ-FNMA, 3.180%, 3/1/06 (b)	10,000,000
20,000,000	A-1+	Atlantic Court Apartments, Series A, LIQ-FHLMC, 3.200%, 3/1/06 (b)	20,000,000

		Total Housing: Multi-Family	214,325,000

Housing: Single Family — 9.4%
		New York State Housing Finance Agency Revenue:
15,000,000	VMIG1(a)	10 Barclay Street, Series A, LIQ FAC-Fannie Mae, 3.170%, 3/1/06 (b)	15,000,000

See Notes to Financial Statements.

CitiSM New York Tax Free Reserves 2006 Semi-Annual Report	7

Schedule of Investments (February 28, 2006) (unaudited) (continued)

Face Amount	Rating‡	Security	Value

Housing:Single Family — 9.4% (continued)
$17,800,000	VMIG1(a)	East 39th Street Housing, Series A, Remarketed 11/1/01, Credit Enhanced by FNMA, 3.250%, 3/1/06 (b)(c)	$17,800,000
13,600,000	VMIG1(a)	Housing, Series A, Remarketed 8/2/99, 3.210%, 3/1/06 (b)(c)	13,600,000
25,500,000	VMIG1(a)	Victory Housing, Series 2004-A, Credit Enhanced by FNMA, 3.210%, 3/1/06 (b)(c)	25,500,000
		New York State Housing Finance Agency, Service Contract Revenue, Refunding:
21,100,000	A-1+	Series G, LOC-Westdeutsche Landesbank, 3.200%, 3/1/06 (b)	21,100,000
4,300,000	A-1+	Series I, LOC-Landesbank Hessen, 3.200%, 3/1/06 (b)	4,300,000
2,000,000	A-1+	New York State Mortgage Agency Revenue, Homeowner Mortgage, Series 115, SPA-Dexia Credit Local, 3.200%, 3/1/06 (b)(c)	2,000,000

		Total Housing: Single Family	99,300,000

Industrial Development — 5.5%
5,050,000	A-1+	Hempstead, NY, IDA Revenue, Refunding, Trigen Nassau Energy, LOC-Societe Generale, 3.250%, 3/1/06 (b)(c)	5,050,000
5,200,000	A-1+	Jay Street Development Corp., Certificates Facilities Lease Revenue, New York City, Series A-2, LOC-Depfa Bank PLC, 2.920%, 3/1/06 (b)	5,200,000
11,900,000	VMIG1(a)	Liberty, NY, Development Corp. Revenue, 377 Greenwich LLC, LOC-Wells Fargo Bank NA, 3.120%, 3/2/06 (b)	11,900,000
16,000,000	VMIG1(a)	Monroe County, NY, IDA Revenue, Margaret Woodbury Strong, LOC-JPMorgan Chase, 3.180%, 3/2/06 (b)	16,000,000
		New York State Urban Development Corp.:
10,850,000	AA	P Floats, Pt-2801, FSA-Insured, SPA-Merrill Lynch Capital Services, 3.210%, 3/2/06 (b)	10,850,000
1,260,000	A-1	Revenue, PT-1669, FGIC-Insured, 3.210%, 3/2/06 (b)	1,260,000
4,000,000	A-1+	Rockland County, NY, IDA, IDR, Intercos America Inc. Project, LOC-HSBC Bank USA, 3.300%, 3/2/06 (b)(c)	4,000,000
		Suffolk County, NY, IDA, IDR, Spellman/Merrill, Realty:
3,140,000	A-1+	Series A, LOC-HSBC Bank USA, 3.300%, 3/2/06 (b)(c)	3,140,000
825,000	A-1+	Series B, LOC-HSBC Bank USA, 3.300%, 3/2/06 (b)(c)	825,000

		Total Industrial Development	58,225,000

Life Care Systems — 0.3%
		Nassau Health Care Corp., New York Revenue, Sub-Series 2004-C2, FSA-Insured, SPA-Dexia Credit Local:
1,100,000	A-1+	2.200%, 3/9/06 (b)	1,100,000
2,050,000	A-1+	2.210%, 3/9/06 (b)	2,050,000

		Total Life Care Systems	3,150,000

Miscellaneous — 1.9%
4,300,000	A-1+	Capital District Regional Off Track Betting Corp. New York, Series A, LOC-Bank of America, 3.200%, 3/2/06 (b)	4,300,000
7,585,000	A-1	Commonwealth of Puerto Rico, P-Floats PA-944, MBIA-Insured, SPA-Merrill Lynch Capital Services Inc., 3.170%, 3/2/06 (b)	7,585,000
3,632,000	A-1+	New York Local Government Assistance Corp., Series C, 3.100%, 3/1/06 (b)	3,632,000
5,000,000	A-1+	New York State Dormitory Authority Revenue, Series PA-449, 3.210%, 3/2/06 (b)	5,000,000

		Total Miscellaneous	20,517,000

See Notes to Financial Statements.

8	CitiSM New York Tax Free Reserves 2006 Semi-Annual Report

Schedule of Investments (February 28, 2006) (unaudited) (continued)

Face Amount	Rating‡	Security	Value

Public Facilities — 0.8%
$8,205,000	A-1+	New York State Dormitory Authority Revenue, New York Public Library, Series B, MBIA-Insured, SPA-Wachovia Bank, 3.160%, 3/1/06 (b)	$8,205,000

Transportation — 8.2%
		Metropolitan Transportation Authority of New York Revenue:
6,885,000	A-1+	Putters, Series 267, MBIA-Insured, 3.220%, 3/2/06 (b)	6,885,000
14,000,000	A-1+	Series PA-1036, 3.210%, 3/2/06 (b)	14,000,000
5,965,000	A	Series P Floats PT-3131, AMBAC-Insured, LIQ-Merrill Lynch Capital Services Inc., 3.210%, 3/2/06 (b)	5,965,000
5,000,000	AA-	New York State Thruway Authority, General Revenue, Series 2614, AMBAC-Insured, LIQ-Merrill Lynch Capital Services, 3.210%, 3/2/06 (b)	5,000,000
11,495,000	A-1+	New York State Thruway Authority, Service Contract Revenue, Putters, Series 145, AMBAC-Insured, 3.220%, 3/2/06 (b)	11,495,000
6,265,000	F-1+(d)	New York State Thruway Authority, State Personal Income Tax Revenue, PT-1922, MBIA-Insured, 3.210%, 3/2/06 (b)	6,265,000
		Puerto Rico Commonwealth Highway & Transportation Authority Revenue:
2,600,000	A-1	Series A, AMBAC-Insured, SPA-Bank of Nova Scotia, 3.150%, 3/1/06 (b)	2,600,000
2,920,000	A-1+	Series PA-331, AMBAC-Insured, 3.170%, 3/2/06 (b)	2,920,000
500,000	A-1+	Triborough Bridge & Tunnel Authority, Revenue, Refunding, Series F, SPA-ABN AMRO Bank N.V., 3.200%, 3/2/06 (b)	500,000
		Triborough Bridge & Tunnel Authority, New York Revenue:
20,200,000	A-1+	General Series A, SPA-Dexia Credit Local, 3.160%, 3/1/06 (b)	20,200,000
11,505,000	A-1	Putters, Series 304, MBIA-Insured, 3.220%, 3/2/06 (b)	11,505,000

		Total Transportation	87,335,000

Utilities — 4.4%
10,000,000	A-1+	Long Island, NY, Power Authority, Series 7, Sub-Series 7-B, MBIA-Insured, SPA-Fortis Bank NY, 3.160%, 3/1/06 (b)	10,000,000
1,225,000	A-1+	New York State Energy Research & Development Authority Revenue, Consolidated Edison Co., Sub-Series A-2, LOC-Wachovia Bank, 3.200%, 3/1/06 (b)	1,225,000
		Puerto Rico, Electric Power Authority Revenue: PART, MSTC,
26,200,000	A-1+	SGA 43, MBIA-Insured, SPA-Societe Generale, 3.170%, 3/1/06 (b)	26,200,000
8,900,000	A-1+	SGA 44, MBIA-Insured, SPA-Societe Generale, 3.170%, 3/1/06 (b)	8,900,000

		Total Utilities	46,325,000

Water & Sewer — 5.7%
25,000,000	A-1+	New York City Municipal Water Finance Authority, Series AA-3, BPA-Dexia Credit Local, 3.180%, 3/2/06 (b)	25,000,000
		New York City, NY, Municipal Water Finance Authority, Water & Sewer System Revenue:
5,400,000	A-1+	Fiscal 2003, Sub-Series C-3, 2.930%, 3/1/06 (b)	5,400,000
10,660,000	A-1	Series PA-1021, AMBAC-Insured, TCRS, 3.210%, 3/2/06 (b)	10,660,000
3,165,000	AAA	New York State Environmental Facilities Corp., Clean Water & Drinking Revolving Funds, Series D, 4.000% due 5/15/06	3,171,911
7,000,000	A-1+	New York, NY, City Municipal Water Finance Authority Revenue, 2nd Gen Resolution, Series AA-2, SPA-Dexia Credit Local, 2.960%, 3/1/06 (b)	7,000,000

See Notes to Financial Statements.

CitiSM New York Tax Free Reserves 2006 Semi-Annual Report	9

Schedule of Investments (February 28, 2006) (unaudited) (continued)

Face Amount	Rating‡	Security	Value

Water & Sewer — 5.7% (continued)
$4,000,000	A-1+	Puerto Rico Commonwealth, Infrastructure Financing Authority,
		Series PA-498, AMBAC-Insured, LIQ-Merrill Lynch Capital Services, 3.170%, 3/2/06 (b)	$4,000,000
5,000,000	A-1+	Seneca County, NY, IDA, Solid Waste Disposal Revenue, Seneca Meadows Inc. Project, LOC-Bank of America, 3.220%, 3/2/06 (b)	5,000,000

		Total Water & Sewer	60,231,911

		TOTAL INVESTMENTS — 99.3% (Cost — $1,050,316,075#)	1,050,316,075
		Other Assets in Excess of Liabilities — 0.7%	7,282,383

		TOTAL NET ASSETS — 100.0%	$1,057,598,458

‡	All ratings are by Standard & Poor’s Ratings Service, unless otherwise noted.

(a)	Rating by Moody’s Investors Service.

(b)	Variable rate security interest rate disclosed is that which is in effect at February 28, 2006. Maturity date shown is the date of the next interest rate reset date or actual maturity.

(c)	Income from this issue is considered a preference item for purposes of calculating the Alternative Minimum Tax (“AMT”).

(d)	Rating by Fitch Ratings Service.

#	Aggregate cost for federal income tax purposes is substantially the same.

See pages 11 and 12 for definitions of ratings.

Abbreviations used in this schedule:
AMBAC	— Ambac Assurance Corporation
BAN	— Bond Anticipation Notes
BPA	— Bond Purchase Agreement
FGIC	— Financial Guaranty Insurance Company
FHLMC	— Federal Home Loan Mortgage Corporation
FNMA	— Federal National Mortgage Association
FSA	— Financial Security Assurance
GO	— General Obligation
HDC	— Housing Development Corporation
HFA	— Housing Finance Authority
IDA	— Industrial Development Authority
IDR	— Industrial Development Revenue
LGAC	— Local Government Assistance Corporation
LIQ	— Liquidity Facility
LOC	— Letter of Credit
MBIA	— Municipal Bond Investors Assurance Corporation
MFH	— Multi-Family Housing
MSTC	— Municipal Securities Trust Certificates
PART	— Partnership Structure
SPA	— Standby Bond Purchase Agreement
TAN	— Tax Anticipation Notes
TCRS	— Transferable Custodial Receipts
TECP	— Tax Exempt Commercial Paper
TFA	— Transitional Finance Authority

See Notes to Financial Statements.

10	CitiSM New York Tax Free Reserves 2006 Semi-Annual Report

Bond Ratings (unaudited)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard & Poor’s”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA	—	Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong
.
AA	—	Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

A	—

Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB	—

Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC,
CC and C	—

Bonds rated “BB”, “B”, “CCC”, “CC” and “C” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents the lowest degree of speculation and “C” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D	—	Bonds rated “D” are in default and payment of interest and/or repayment of principal is in arrears.

Moody’s Investors Service (“Moody’s”) — Numerical modifiers 1, 2 and 3 may be applied to each generic rating from“Aa” to “Ca,” where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa	—

Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa	—

Bonds rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

A	—

Bonds rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa	—

Bonds rated “Baa” are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba	—

Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B	—

Bonds rated “B” are generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	—	Bonds rated “Caa” are of poor standing. These may be in default, or present elements of danger may exist with respect to principal or interest.

Ca	—	Bonds rated “Ca” represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.

CitiSM New York Tax Free Reserves 2006 Semi-Annual Report	11

Bond Ratings (unaudited) (continued)

C	—	Bonds rated “C” are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

NR	—	Indicates that the bond is not rated by Standard & Poor’s or Moody’s.

Short-Term Security Ratings (unaudited)

SP-1	—

Standard & Poor’s highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1	—

Standard & Poor’s highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

MIG 1	—	Moody’s highest rating for short-term municipal obligations.

VMIG 1	—	Moody’s highest rating for issues having a demand feature—VRDO.

P-1	—	Moody’s highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

F-1	—

Fitch’s highest rating indicating the strongest capacity for timely payment of financial commitments; those issues determined to possess overwhelming strong credit features are denoted with a plus (+) sign.

12	CitiSM New York Tax Free Reserves 2006 Semi-Annual Report

Statement of Assets and Liabilities (February 28, 2006) (unaudited)

ASSETS:
Investments, at amortized cost	$1,050,316,075
Cash	151,424
Interest receivable	6,718,319
Receivable for Fund shares sold	2,960,665
Prepaid expenses	6,621

Total Assets	1,060,153,104

LIABILITIES:
Dividends payable	1,364,860
Payable for Fund shares repurchased	533,076
Investment management fee payable	268,074
Distribution fees payable	200,903
Transfer agent fees payable	39,773
Trustees’ fees payable	12,470
Accrued expenses	135,490

Total Liabilities	2,554,646

Total Net Assets	$1,057,598,458

NET ASSETS:
Par value (Note 3)	$10,576
Paid-in capital in excess of par value	1,057,558,967
Undistributed net investment income	57,886
Accumulated net realized loss on investments	(28,971)

Total Net Assets	$1,057,598,458

Shares Outstanding	1,057,569,543

Net Asset Value	$1.00

See Notes to Financial Statements.

CitiSM New York Tax Free Reserves 2006 Semi-Annual Report	13

Statement of Operations (For the six months ended February 28, 2006) (unaudited)

INVESTMENT INCOME:
Interest	$14,666,567

EXPENSES:
Investment management fee (Note 2)	2,302,378
Distribution fees (Note 2)	1,281,206
Transfer agent fees (Note 2)	96,676
Legal fees	48,220
Shareholder reports	43,541
Custody and fund accounting fees	41,687
Registration fees	22,800
Insurance	22,388
Audit and tax	13,502
Trustees’ fees	9,534
Miscellaneous expenses	4,747

Total Expenses	3,886,679
Less: Investment management fee waiver (Note 2)	(574,548)
Fees paid indirectly (Note 1(e))	(4,092)

Net Expenses	3,308,039

Net Investment Income	11,358,528

Net Realized Loss on Investments	(28,971)

Increase in Net Assets From Operations	$11,329,557

See Notes to Financial Statements.

14	CitiSM New York Tax Free Reserves 2006 Semi-Annual Report

Statements of Changes in Net Assets

For the six months ended February 28, 2006 (unaudited)
and the year ended August 31, 2005
	2006	2005

OPERATIONS:
Net investment income	$11,358,528	$14,159,387
Net realized gain (loss)	(28,971)	49,450

Increase in Net Assets From Operations	11,329,557	14,208,837

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):
Net investment income	(11,345,697)	(14,114,332)
Net realized gains	(4,395)	(119,855)

Decrease in Net Assets From Distributions to Shareholders	(11,350,092)	(14,234,187)

FUND SHARE TRANSACTIONS (NOTE 3):
Net proceeds from sale of shares	773,737,179	1,679,521,770
Reinvestment of distributions	3,317,073	3,781,513
Cost of shares repurchased	(753,885,709)	(1,712,879,726)

Increase (Decrease) in Net Assets From Fund Share Transactions	23,168,543	(29,576,443)

Increase (Decrease) in Net Assets	23,148,008	(29,601,793)

NET ASSETS:
Beginning of period	1,034,450,450	1,064,052,243

End of period*	$1,057,598,458	$1,034,450,450

* Includes undistributed net investment income	$57,886	$45,055

See Notes to Financial Statements.

CitiSM New York Tax Free Reserves 2006 Semi-Annual Report	15

Financial Highlights
For a share of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:

	2006(1)		2005	2004	2003	2002	2001

Net Asset Value, Beginning of Period	$1.000		$1.000	$1.000	$1.000	$1.000	$1.000

Income From Operations:
Net investment income and net realized gain (loss)	0.011		0.014	0.004	0.006	0.011	0.029

Less Distributions From:
Net investment income and net realized gain	(0.011)		(0.014)	(0.004)	(0.006)	(0.011)	(0.029)

Net Asset Value, End of Period	$1.000		$1.000	$1.000	$1.000	$1.000	$1.000

Total Return(2)	1.10%		1.36%	0.42%	0.63%	1.09%	2.94%

Net Assets, End of Period (000s)	$1,057,598		$1,034,450	$1,064,052	$1,184,557	$1,340,677	$1,397,782

Ratios to Average Net Assets:
Gross expenses	0.76	%(3)	0.75%	0.74%	0.75%	0.77%	0.85%
Net expenses(4)(5)	0.65	(3)	0.65	0.65	0.65	0.65	0.65
Net investment income	2.22	(3)	1.34	0.38	0.63	1.08	2.88

(1)	For the six months ended February 28, 2006 (unaudited).
(2)

Performance figures may reflect voluntary fee waivers. Past performance is no guarantee of future results. In the absence of voluntary fee waivers, the total return would have been lower. Total returns for periods of less than one year are not annualized.

(3)	Annualized.
(4)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets of the Fund did not exceed 0.65%.
(5)	The investment manager voluntarily waived a portion of its management fees. Such waivers are voluntary and may be reduced or terminated at any time.

See Notes to Financial Statements.

16	CitiSM New York Tax Free Reserves 2006 Semi-Annual Report

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Citi New York Tax Free Reserves (the “Fund”) is a separate non-diversified series of CitiFunds Trust III (the “Trust”). The Trust, which is organized as a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

          The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

          (a) Investment Valuation. Money market instruments are valued at amortized cost, in accordance with Rule 2a-7 under the 1940 Act, which approximates market value. This method involves valuing portfolio securities at cost and thereafter assuming a constant amortization to maturity of any discount or premium. The Fund’s use of amortized cost is subject to its compliance with certain conditions as specified under Rule 2a-7 of the 1940 Act.

          (b) Fund Concentration. Since the Fund invests primarily in obligations of issuers within New York, it is subject to possible concentration risks associated with the economic, political, or legal developments or industrial or regional matters specifically affecting New York.

          (c) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. The cost of investments sold is determined by use of the specific identification method.

          (d) Expenses. The Fund bears all their costs of its operations other than expenses specifically assumed by the Manager. Expenses incurred by the Trust with respect to any two or more funds or series are allocated in proportion to the average net assets of each fund, except when allocations of direct expenses to each Fund can otherwise be made fairly. Expenses directly attributable to a fund are charged to that fund.

          (e) Fees Paid Indirectly. The Fund’s custodian calculates its fees based on the Fund’s average daily net assets. The fee is reduced according to a fee arrangement, which provides for custody fees to be reduced based on a formula developed to measure the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

          (f) Distributions to Shareholders. Distributions on the shares of the Fund are declared each business day, as of 12:00 noon Eastern Standard Time, to shareholders of record, and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

          (g) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

CitiSM New York Tax Free Reserves 2006 Semi-Annual Report	17

Notes to Financial Statements (unaudited) (continued)

          Dividends paid by the Fund from net interest received on tax-exempt money market instruments are not includable by shareholders as gross income for federal income tax purposes because the Fund intends to meet certain requirements of the Internal Revenue Code applicable to regulated investment companies, including Subchapter M, which will enable the Fund to pay exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item to shareholders.

          (h) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

2. Investment Management Agreement and Other Transactions with Affiliates

On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business, Citigroup Asset Management (“CAM”), to Legg Mason, Inc. (“Legg Mason”). As a result, the Fund’s investment manager, Citi Fund Management Inc. (the “Manager”), previously an indirect wholly-owned subsidiary of Citigroup, became a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Fund’s existing investment management contract to terminate. The Fund’s shareholders approved a new investment management contract between the Fund and the Manager, which became effective on January 10, 2006. An interim management agreement took effect upon the closing of the sale and continued in effect until January 10, 2006.

          Legg Mason, whose principal executive offices are in Baltimore, Maryland, is a financial services holding company.

          Prior to October 1, 2005, the Fund paid the Manager a management fee calculated at an annual rate of 0.45% of the Fund’s average daily net assets.

          Effective October 1, 2005 and under the new Investment Management Agreement, the Fund paid the Manager a management fee calculated daily and payable monthly in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate

First $1 billion	0.450%
Next $1 billion	0.425
Next $3 billion	0.400
Next $5 billion	0.375
Over $10 billion	0.350

          During the six months ended February 28, 2006, the Fund had a voluntary expense limitation in place of 0.65% of the Fund’s average daily net assets. For the six months ended February 28, 2006, the Manager voluntarily waived a portion of its management fee in the amount of $574,548. Such waivers are voluntary and may be reduced or terminated at any time.

          The Fund’s Board has approved PFPC Inc. (“PFPC”) and Boston Financial Data Services, Inc. to serve as transfer agents for the Fund, effective January 1, 2006. The principal business office of PFPC is located at 4400 Computer Drive Westborough, MA 01581.

18	CitiSM New York Tax Free Reserves 2006 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

Prior to January 1, 2006, Citicorp Trust Bank, fsb. (“CTB”), a subsidiary of Citigroup, acted as the Fund’s transfer agent. PFPC and State Street Bank and Trust acted as the Fund’s sub-transfer agents. For the period ended February 28, 2006 the Fund paid transfer agent fees of $2,373 to PFPC. In addition, for the period ended February 28, 2006, the Fund paid $1,325 to other Citigroup affiliates for shareholder recordkeeping services.

          The Fund’s Board has appointed the Fund’s current distributor, Citigroup Global Markets Inc. (“CGM”) and Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, as co-distributors of the Fund. The Fund’s Board has also approved amended and restated Rule 12b-1 Plans. CGM and other broker-dealers, financial intermediaries and financial institutions (each called a “Service Agent”) that currently offer Fund shares will continue to make the Fund’s shares available to their clients. Additional Service Agents may offer Fund shares in the future.

          The Fund has adopted a Rule 12b-1 distribution plan and under that plan, the Fund pays a monthly fee not to exceed 0.25% of the average daily net assets represented by Class N shares. The distribution fees paid for Class N amounted to $1,281,206 for the six months ended February 28, 2006.

          The Trust pays no compensation directly to any Trustee or any officer who is affiliated with the Manager, all of whom receive remuneration for their services to the Fund from the Manager or its affiliates. Certain of the officers and a Trustee of the Trust are officers and a director of the Manager or its affiliates.

          The Trust has adopted a Retirement Plan (the “Plan”), for all Trustees who are not “interested persons” of the Fund, within the meaning of the 1940 Act. Under the Plan, each Trustee is required to retire from the Board as of the last day of the calendar year in which the applicable Trustee attains age 75. Trustees may retire under the Plan before attaining the mandatory retirement age. Trustees who have served as Trustee of the Trust or any of the investment companies associated with Manager for at least ten years when they retire are eligible to receive the maximum retirement benefit under the Plan. The maximum retirement benefit is an amount equal to five times the amount of retainer and regular meeting fees payable to a Trustee during the entirety of the calendar year of the Trustee’s retirement (assuming no change in relevant facts for the balance of the year following the Trustee’s retirement). Amounts under the Plan may be paid in installments or in a lump sum (discounted to present value). Benefits under the plan are unfunded. Three former Trustees are currently receiving payments under the plan. In addition two other Trustees elected to receive a lump sum payment under the Plan. The Fund’s allocable share of the expenses of the Plan for the six months ended February 28, 2006 was $1,193.

3. Shares of Beneficial Interest

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest with par value $0.00001 per share.

          Because the Fund has maintained a $1.00 net asset value per share from inception, the number of shares sold, shares issued in reinvestment of dividends declared, and share repurchased, is equal to the dollar amount shown in the Statements of Changes in Net Assets for the corresponding capital share transactions.

CitiSM New York Tax Free Reserves 2006 Semi-Annual Report	19

Notes to Financial Statements (unaudited) (continued)

4. Investment Transactions

During the six months ended February 28, 2006, the aggregate cost of purchases and maturities and sales of money market instruments were as follows:

Purchases	$1,291,223,596

Maturities/Sales	1,278,494,964

5. Federal Income Tax Basis of Investment Securities

The tax cost on investment securities owned at February 28, 2006, for federal income tax purposes, amounted to $1,050,316,075.

6. Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM and CGM relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).

          The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

          The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such

20	CitiSM New York Tax Free Reserves 2006 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made.

          The order also required that transfer agency fees received from the Affected Funds since December 1, 2004 less certain expenses be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million was distributed to the Affected Funds.

          The order required SBFM to recommend a new transfer agent contract to the Affected Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Fund’s Board selected a new transfer agent for the Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

          Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Affected Funds.

          This Fund is not one of the Affected Funds and therefore did not implement the transfer agent arrangement described above and therefore has not received and will not receive any portion of the distributions.

7. Legal Matters

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC described in Note 6. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

          On October 5, 2005, a motion to consolidate the five actions and any subsequently filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

          As of the date of this report, the Fund’s investment manager and the Fund believe that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Fund’s investment manager and its affiliates to continue to render services to the Funds under their respective contracts.

8. Other Matters

On September 16, 2005, the staff of the SEC informed SBFM and Salomon Brothers Asset Management Inc. (“SBAM”), both affiliates of the Manager, that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and SBAM for alleged violations of Sections 19(a) and 34(b) of the 1940 Act (and related Rule 19a-1). The notification is a result of an industry wide inspection undertaken by the SEC and is

CitiSM New York Tax Free Reserves 2006 Semi-Annual Report	21

Notes to Financial Statements (unaudited) (continued)

based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the Investment Company Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM and SBAM.

          Although there can be no assurance, SBFM and SBAM believe that this matter is not likely to have a material adverse effect on the Fund or SBFM and SBAM’s ability to perform investment management services relating to the Fund.

22	CitiSM New York Tax Free Reserves 2006 Semi-Annual Report

Board Approval of Management Agreement (unaudited)

On December 1, 2005, Citigroup Inc. completed the sale of substantially all of its asset management business, Citigroup Asset Management (“CAM”), which includes the Manager, to Legg Mason, Inc. in exchange for the broker-dealer and investment banking businesses of Legg Mason and certain other considerations (the “Transaction”). The consummation of the Transaction resulted in the automatic termination of the Fund’s management agreement in accordance with the Investment Company Act of 1940, as amended (the “1940 Act”).

          Prior to the closing of the Transaction, the Fund’s Board approved a new management agreement between the Fund and the Manager (the “New Management Agreement”) and authorized the Fund’s officers to submit the New Management Agreement to shareholders for their approval. Fund shareholders were sent notice of the shareholder meeting and a proxy statement in September, 2005. The proxy statement included the factors the Board considered in approving the New Management Agreement. These factors, as included in the proxy statement, are set forth below.

          While shareholder approval of the New Management Agreement was being sought, the Fund’s Board, at a meeting held in person on November 21, 2005 and as discussed in more detail below, approved an interim management agreement for the Fund. The interim management agreement took effect upon the closing of the Transaction and continued in effect until shareholder approval of the New Management Agreement was obtained. This approval was obtained on January 10, 2006. The factors considered by the Fund’s Board in approving the interim management agreement also are set forth below.

          On July 11, 2005, members of the Board discussed with CAM management and certain senior Legg Mason representatives the Transaction and Legg Mason’s general plans and intentions regarding the Fund, including the preservation, strengthening and growth of CAM’s business and its combination with Legg Mason’s business. Among other things, the Board Members also inquired about the plans for and anticipated roles and responsibilities of certain CAM employees and officers after the Transaction.

          At a meeting held in person on August 7, 2005, the Fund’s Board, including a majority of the Board Members who are not “interested persons” of the Fund or the Manager as defined in the 1940 Act (the “Independent Board Members”), approved the New Management Agreement. To assist the Board in its consideration of the New Management Agreement, Legg Mason provided materials and information about Legg Mason, including its financial condition and asset management capabilities and organization, and CAM provided materials and information about the Transaction between Legg Mason and Citigroup. Representatives of CAM and Legg Mason and/or Western Asset Management and its affiliates (“Western Asset”) also made presentations to and responded to questions from the Board. The Independent Board Members, through their independent legal counsel, also requested and received additional information from CAM and Legg Mason in connection with their consideration of the New Management Agreement. The additional information was provided in advance of and at the August meeting. After the presentations and after reviewing the written materials provided, the Independent Board Members met in executive session with their counsel to consider the New Management Agreement.

CitiSM New York Tax Free Reserves	23

Board Approval of Management Agreement (unaudited) (continued)

          The Independent Board Members conferred separately and with their counsel about the Transaction on a number of occasions, including in connection with the July and August meetings.

          In their deliberations concerning the New Management Agreement, among other things, the Board Members considered:

          (i) the automatic termination of the current management agreement upon completion of the Transaction and the need for continuity of services provided under the current management agreement;

          (ii) the reputation, financial strength and resources of Legg Mason and its investment advisory subsidiaries;

          (iii) that, following the Transaction, CAM will be part of an organization focused on the asset management business;

          (iv) that Legg Mason and its wholly-owned subsidiary, Western Asset, are experienced and respected asset management firms, and that Legg Mason has advised the Board Members that (a) it intends to combine the fixed income investment operations (including money market fund operations) of CAM with those of Western Asset and may also wish to combine other CAM operations with those of other Legg Mason subsidiaries; (b) after the closing of the Transaction, it will take steps to combine the investment management operations of Western Asset with the fixed income operations of the Manager, which, among other things, may involve Western Asset and the Manager sharing common systems and procedures, employees (including portfolio managers), investment and trading platforms, and other resources; (c) it is expected that these combination processes will result in changes to portfolio managers or portfolio management teams for a number of the CAM funds, subject to Board consent and appropriate notice to shareholders, and that, in other cases, the current portfolio managers or portfolio management teams will remain in place; and (d) in the future, it may recommend that Western Asset or other Legg Mason subsidiaries be appointed as the adviser or subadviser to some or all of the CAM funds, subject to applicable regulatory requirements;

          (v) that CAM management had advised the Board that a number of portfolio managers and other key CAM personnel would be retained after the closing of the Transaction;

          (vi) that CAM management and Legg Mason have advised the Board that following the Transaction, there is not expected to be any diminution in the nature, quality and extent of services provided to the Fund and their shareholders by the Manager, including compliance services;

          (vii) that under the Transaction Agreement, Citigroup and Legg Mason have agreed not to take any action that is not contemplated by the Transaction or fail to take any action that to their respective knowledge would cause any of the requirements of Section 15(f) of the 1940 Act not to be met;

          (viii) the assurances from Citigroup and Legg Mason that, for a three-year period following the closing of the Transaction, Citigroup-affiliated broker-dealers will continue to offer the Fund as an investment product, and the potential benefits to Fund shareholders from this and other third-party distribution access;

24	CitiSM New York Tax Free Reserves

Board Approval of Management Agreement (unaudited) (continued)

          (ix) the potential benefits to Fund shareholders from being part of a combined fund family with Legg Mason-sponsored funds, including possible economies of scale and access to investment opportunities;

          (x) that Citigroup and Legg Mason would derive certain benefits from the Transaction and that, as a result, they have a financial interest in the matters that were being considered;

          (xi) the potential effects of regulatory restrictions on the Fund if Citigroup-affiliated broker-dealers remain principal underwriters of the Fund after the closing of the Transaction;

          (xii) the fact that the Fund’s total advisory and administrative fees will not increase by virtue of the New Management Agreement, but will remain the same;

          (xiii) the terms and conditions of the New Management Agreement, including the differences from the current management agreement, and the benefits of a single, uniform form of agreement covering these services;

          (xiv) that the Fund would not bear the costs of obtaining shareholder approval of the New Management Agreement;

          (xv) that Citigroup and Legg Mason were negotiating a license arrangement that would permit the Fund to maintain its current name for some agreed upon time period after the closing of the Transaction; and

          (xvi) that the Board had recently performed a full annual review of the current management agreement as required by the 1940 Act.1 In that regard, the Board’s deliberations concerning the New Management Agreement reflected its prior evaluation of relevant factors, including the nature, quality and extent of services provided, costs of services provided, profitability, fall-out benefits, fees and economies of scale and investment performance considered in connection with the approval of the current management agreement and its determination that information provided by CAM and Legg Mason management prior to and at the August meeting supported the continued appropriateness of such conclusions with respect to the New Management Agreement.

          No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the New Management Agreement, and each Board Member attributed different weight to the various factors. The Independent Board Members were advised by separate independent legal counsel throughout the process. The Board also discussed the New Management Agreement in private sessions with their independent legal counsel at which no representatives of the Adviser were present. In light of all of the foregoing, the Board approved the New Management Agreement and authorized the Fund’s officers to submit the New Management Agreement to shareholders for their approval.

          A condition to the closing of the Transaction required that new management agreements to be approved by CAM advisory clients representing a substantial majority of investment management revenues. This condition was satisfied and the Transaction closed on December 1, 2005, prior to approval of the Fund’s New Management Agreement having been obtained. As noted above, prior to the closing of the Transaction, the Fund’s Board, at a meeting held in person on November 21, 2005, approved an interim management agreement for the Fund.

CitiSM New York Tax Free Reserves	25

Board Approval of Management Agreement (unaudited) (continued)

          In their deliberations concerning the interim management agreement, the Board Members considered that, as discussed in detail above, within the past year the Board had performed a full annual review of the current management agreement and had approved the New Management Agreement, subject to shareholder approval. In that regard, the Board, in its deliberations concerning the interim management agreement, met with senior representatives of CAM and Legg Mason to receive a status report on Legg Mason’s plans and intentions regarding CAM’s business and its combination with Legg Mason, including its plans for Fund portfolio management. On the basis of that report, the Board determined that its evaluation of relevant factors, including the nature, quality and extent of services provided, costs of services provided, profitability, fall out benefits, fees and economies of scale and investment performance and conclusions with respect thereto in connection with its approval of the New Management Agreement would apply to the interim agreement. However, the Board gave greatest weight to the imminent automatic termination of the current management agreement upon the completion of the Transaction and the need for continuity of the services provided thereunder pending shareholder approval of the New Management Agreement.

          In accordance with Rule 15a-4 under the 1940 Act, which regulates the use of interim management agreements, the interim management agreement for the Fund had a term no longer than 150 days. The terms of the interim management agreement approved by the Board were the same as those of the Fund’s management agreement that was in effect prior to the closing of the Transaction, differing only as to the effective date, the termination date and certain additional provisions required by law. Management fees paid under the interim agreement were to be held in escrow and not paid to the Manager until shareholders approved the New Management Agreement. By the terms of the interim management agreement, if shareholders did not approve the New Management Agreement, the management fees held in escrow were to be disbursed in accordance with applicable law.

[1]	The Board’s deliberations in connection with that review were disclosed in the Fund’s annual report, a copy of which is available upon request.

26	CitiSM New York Tax Free Reserves

Additional Shareholder Information (unaudited)

Results of a Special Meeting of Shareholders

On November 29, 2005, a Special Meeting of Shareholders was held to elect Trustees1. The following table provides the number of votes cast for and withheld, as well as the number of abstentions and broker non-votes.

Election of Trustees1

Nominees:	Voted For	Authority Withheld	Abstentions	Broker Non-Votes

Elliott J. Berv	1,303,645,407.620	65,086,002.740	16,214.000	0
Donald M. Carlton	1,304,458,968.970	64,272,441.390	16,214.000	0
A. Benton Cocanougher	1,304,575,964.590	64,155,445.770	16,214.000	0
Mark T. Finn	1,304,935,477.050	63,795,933.310	16,214.000	0
Stephen Randolph Gross	1,304,783,876.680	63,947,533.680	16,214.000	0
Diana R. Harrington	1,304,677,852.660	64,053,557.700	16,214.000	0
Susan B. Kerley	1,304,162,131.160	64,569,279.200	16,214.000	0
Alan G. Merten	1,304,373,215.660	64,358,194.700	16,214.000	0
R. Richardson Pettit	1,305,050,656.360	63,680,754.000	16,214.000	0
R. Jay Gerken	1,303,485,238.730	65,246,171.630	16,214.000	0

[1]	Trustees are elected by the shareholders of all of the series of the Trust including the Fund.

On January 10, 2006, a Special Meeting of Shareholders was held to approve a new management agreement. The following table provides the number of votes cast for and against, as well as the number of abstentions and broker non-votes.

Approval of New Management Agreement

Item Voted On	Voted For	Voted Against	Abstentions	Broker Non-Votes

New Management Agreement	373,603,732.110	33,833,227.660	57,633,067.380	1.000

CitiSM New York Tax Free Reserves	27

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            CitiSM New York Tax Free Reserves

TRUSTEES
Elliott J. Berv
Donald M. Carlton
A. Benton Cocanougher
Mark T. Finn
R. Jay Gerken, CFA
Chairman
Stephen Randolph Gross
Diana R. Harrington
Susan B. Kerley
Alan G. Merten
R. Richardson Pettit

OFFICERS
R. Jay Gerken, CFA
President and
Chief Executive Officer

Andrew B. Shoup
Senior Vice President and
Chief Administrative Officer

Frances M. Guggino
Chief Financial Officer
and Treasurer

Ted P. Becker
Chief Compliance Officer

John Chiota
Chief Anti-Money Laundering
Compliance Officer

Wendy S. Setnicka
Controller

Robert I. Frenkel
Secretary and
Chief Legal Officer

INVESTMENT MANAGER
Citi Fund Management Inc.
100 First Stamford Place
Stamford, CT 06902

DISTRIBUTORS
Citigroup Global Markets Inc.
Legg Mason Investor Services, LLC

TRANSFER AGENTS
Boston Financial Data Services, Inc.
2 Heritage Drive
North Quincy, Massachusetts 02171

PFPC Inc.
4400 Computer Drive
Westborough, Massachusetts 01581

CUSTODIAN
State Street Bank and Trust
   Company

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
KPMG LLP
345 Park Avenue
New York, NY 10154

LEGAL COUNSEL
Bingham McCutchen LLP
150 Federal Street
Boston, MA 02110

CitiFunds Trust III
CitiSM New York Tax Free Reserves

The Fund is a separate investment fund of CitiFunds Trust III, a Massachusetts business trust.

The Fund files its complete schedule of portfolio holdings with Securities Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-625-4554.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ending June 30th of each year and a description of the policies and procedures that the fund uses to determine how to vote proxies related to portfolio transactions is available (1) without charge, upon request, by calling 1-800-625-4554 on each fund’s website at www.leggmason.com/InvestorServices and (3) on the SEC’s website at www.sec.gov.

This report is submitted
for the general information
of the shareholders of
CitiSM New York Tax
Free Reserves.

This report must be
preceded or accompanied
by a free prospectus.
Investors should consider
the Fund’s investment
objective, risks, charges
and expenses carefully before
investing. The prospectus
contains this and other
important information about
the Fund. Please read the
prospectus carefully before
investing.

© 2006 Legg Mason Investor
Services, LLC
Member NASD, SIPC

CFS/NYR/206        06-9815

SM

Citi
California Tax Free Reserves

SEMI-ANNUAL

REPORT

FEBRUARY 28, 2006

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

CitiSM
California Tax Free Reserves

Semi - Annual Report • February 28, 2006

Under a licensing agreement between Citigroup and Legg Mason, the names of Funds, the names of any classes of shares of the Funds, and the names of investment managers of Funds, as well as all logos, trademarks and service marks related to Citigroup or any of its affiliates (“Citi Marks”) are licensed for use by Legg Mason and by the Funds. Citi Marks include, but are not limited to, “Citi”, “CitiFunds” and “Citigroup Asset Management.”

All Citi Marks are owned by Citigroup, and used under this license. Legg Mason and its affiliates, as well as the Manager, are not affiliated with Citigroup. Investments in the Funds are not bank deposits or obligations of Citibank.

Letter from the Chairman

R. JAY GERKEN, CFA
Chairman, President and
Chief Executive Officer

Dear Shareholder,

The U.S. economy was mixed during the six-month reporting period. Early in the period, the economy overcame several headwinds, including high oil prices, rising short-term interest rates and geopolitical issues. After a 3.3% advance in the second quarter of 2005, third quarter gross domestic product (“GDP”)i growth was a strong 4.1%. This marked the tenth consecutive quarter that GDP surpassed 3.0%. However, there were conflicting economic signals in the fourth quarter. While the Labor Department announced that the unemployment rate fell to 4.7% in January 2006, its lowest level in four years, fourth quarter GDP growth was 1.7%. This decline was, in large part, due to slower consumer spending.

          Given the economic expansion and inflationary concerns, the Federal Reserve Board (“Fed”)ii continued to raise interest rates throughout the period. After raising rates ten times from June 2004 through August 2005, the Fed increased its target for the federal funds rateiii in 0.25% increments four additional times over the reporting period. This represents the longest sustained Fed tightening cycle since the 1970s. All told, the Fed’s 14 rate hikes have brought the target for the federal funds rate from 1.00% to 4.50%. After the end of the Fund’s reporting period, at its March meeting, the Fed raised the federal funds rate by 0.25% to 4.75%.

          As expected, both short- and long-term yields rose over the reporting period. During the six months ended February 28, 2006, two-year Treasury yields increased from 3.72% to 4.69%. Over the same period, 10-year Treasury yields moved from 4.02% to 4.55%. As these figures show, at the end of the reporting period the yield curve was inverted, as the yield on two-year Treasuries surpassed that of 10-year Treasuries. This anomaly has historically foreshadowed an economic slowdown or recession. However, some experts, including new Fed Chairman Ben Bernanke, believe the inverted yield curve is largely a function of strong foreign demand for longer-term bonds.

          Given the increase in short-term rates, the yields available from money market instruments steadily rose over the six-month reporting period.

CitiSM California Tax Free Reserves	I

Performance Review

As of February 28, 2006, the seven-day current yield for CitiSM California Tax Free Reserves was 2.46% and its seven-day effective yield, which reflects compounding, was 2.49%.[1]

          All yields reflect fee waivers which are voluntary, and may be reduced or terminated at any time. Absent these waivers, the seven-day current yield would have been 2.31% and the seven-day effective yield would have been 2.34%.

          Certain investors may be subject to the federal Alternative Minimum Tax, and state and local taxes may apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal advisor.

CitiSM California Tax Free Reserves Yields as of February 28, 2006 (unaudited)

Seven-day current yield[1]	2.46%

Seven-day effective yield[1]	2.49%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above.

All yields relect fee waivers which are voluntary, and may be reduced or terminated at any time. Absent these waivers, the seven-day current yield would have been 2.31% and the seven-day effective yield would have been 2.34%.

          An investment in the Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Special Shareholder Notice

On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business, Citigroup Asset Management (“CAM”), to Legg Mason, Inc. (“Legg Mason”). As a result, the Fund’s investment manager (the “Manager”), previously an indirect wholly-owned subsidiary of Citigroup, has become a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Fund’s then existing investment management contract to terminate. The Fund’s shareholders approved a new investment management contract between the Fund and the

[1]

The seven-day current yield reflects the amount of income generated by the investment during that seven-day period and assumes that the income is generated each week over a 365-day period. The yield is shown as a percentage of the investment. The seven-day effective yield is calculated similarly to the seven-day current yield but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The effective yield typically will be slightly higher than the current yield because of the compounding effect of the assumed reinvestment.

II	CitiSM California Tax Free Reserves

Manager, which became effective on January 10, 2006. An interim management agreement took effect upon the closing of the sale and continued in effect until January 10, 2006.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. The Fund’s Manager and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund has been informed that the Manager and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

Important information concerning the Fund and its Manager with regard to recent regulatory developments is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA Chairman, President and Chief Executive Officer

March 30, 2006

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: An investment in a money market fund is neither insured nor guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Please see the Fund’s prospectus for more information on these and other risks.

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.

ii

The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

CitiSM California Tax Free Reserves	III

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Fund Facts

Fund Objective
To provide its shareholders with high levels of current income exempt from both federal and California personal income taxes,* preservation of capital and liquidity.

Investment Manager	Distributions
Citi Fund Management Inc.	Declared daily, paid monthly

Commencement of Operations	Benchmark**
March 10, 1992	• iMoneyNet, Inc. California Tax
Free Money Market Funds Average
Net Assets as of 2/28/06
$274.0 million

*	A portion of the income may be subject to the federal Alternative Minimum Tax (“AMT”). Consult your personal tax adviser.

**	The iMoneyNet, Inc. Funds Average reflects the performance (excluding sales charges) of mutual funds with similar objectives.

Citi is a service mark of Citicorp.

CitiSM California Tax Free Reserves 2006 Semi-Annual Report	1

Fund at a Glance (unaudited)

Investment Breakdown

As a Percent of Total Investments

0.0%

.

5.0%

.

10.0%

.

15.0%

20.0%

.

February 28, 2006

Miscellaneous

Industrial Development

Pollution Control

Life Care Systems

Housing: Single-Family

Utilities

Electric

Hospitals

General Obligation

Transportation

Education

Housing: Multi-Family

Water & Sewer

Finance

   19.2%

   16.5%

   13.7%

   8.2%

   7.3%

   5.9%

   5.1%

   4.9%

   3.8%

2.9%

   2.7%

   1.5%

   1.4%

   6.9%

2	CitiSM California Tax Free Reserves 2006 Semi-Annual Report

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

          This example is based on an investment of $1,000 invested on September 1, 2005 and held for the six months ended February 28, 2006.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual Total Return(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(3)

Citi California
Tax Free Reserves	1.09%	$1,000.00	$1,010.90	0.65%	$3.24

(1)	For the six months ended February 28, 2006.

(2)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect voluntary fee waivers. Past performance is no guarantee of future results. In the absence of voluntary fee waivers, the total return would have been lower.

(3)

Expenses (net of voluntary fee waiver) are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

CitiSM California Tax Free Reserves 2006 Semi-Annual Report	3

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

          Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(2)

Citi California
Tax Free Reserves	5.00%	$1,000.00	$1,021.57	0.65%	$3.26

(1)	For the six months ended February 28, 2006.

(2)

Expenses (net of voluntary fee waiver) are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

4	CitiSM California Tax Free Reserves 2006 Semi-Annual Report

Schedule of Investments (February 28, 2006) (unaudited)
CITI CALIFORNIA TAX FREE RESERVES

Face Amount	Rating‡	Security	Value

Education — 8.2%
$7,000,000	A-1+	California EFA Revenue, Stanford University, Series S-4, 3.120%, 3/2/06 (a)
$7,000,000
2,895,000	F-1+(b)	Los Angeles, CA, Union School District, PA 1117, FSA-Insured, 3.220%, 3/2/06 (a)
2,895,000
1,375,000	F-1(b)	San Diego County, CA, COP, Friends of Chabad, LOC-Comerica Bank, 3.230%, 3/2/06 (a)
1,375,000
5,000,000	SP-1+	Sunnyvale, CA, School District, TRAN, 4.000% due 8/24/06
5,028,141
6,055,000	A-1+	William S Hart, CA, Union High School District COP, School Facilities Bridge Program, FSA-Insured, 3.150%, 3/2/06 (a)
6,055,000

		Total Education	22,353,141

Electric — 4.8%
California State Department Water Reservoir Power Supply Revenue:
9,850,000	A-1+	Putters, Series 344, AMBAC-Insured, 3.210%, 3/2/06 (a)	9,850,000
3,190,000	A-1+	Series C-10, LOC-Landesbank Hessen-Thuringen, 3.010%, 3/2/06 (a)	3,190,000

		Total Electric	13,040,000

Finance — 19.1%
12,620,000	A-1+	California State Economic Recovery Bonds, Series C-10, LOC-BNP Paribas, 3.170%, 3/1/06 (a)
12,620,000
11,240,000	VMIG1(c)	Hesperia, CA, Public Financing Authority, 1993 Street Improvement Project, LOC-Bank of America, 3.190%, 3/1/06 (a)
11,240,000
Los Angeles, CA:
3,895,000	A-1+	Convention & Exhibition Center Authority Lease Revenue, Series F, SPA-JPMorgan Chase, AMBAC-Insured, 3.170%, 3/1/06 (a)
3,895,000
8,000,000	SP-1+	TRAN, 4.000% due 6/30/06	8,026,100
11,000,000	SP-1+	Sacramento County, CA, TRAN, Series A, 4.000% due 7/10/06
11,054,106
5,515,000	A-1	Virgin Islands Public Finance Authority Revenue, Series PA-1233, FSA-Insured, 3.200%, 3/2/06 (a)
5,515,000

		Total Finance	52,350,206

General Obligation — 5.8%
7,800,000	A-1+	California State GO, Series A-2, LOC-JPMorgan Chase, Westdeutsche Landesbank, 2.870%, 3/1/06 (a)
7,800,000
400,000	A-1+	Irvine Ranch California Water District, GO, LOC-Bank of America, 2.900%, 3/1/06 (a)
400,000
1,900,000	VMIG1(c)	Oakland, CA, GO, Series 756, FGIC-Insured, 3.190%, 3/2/06 (a)	1,900,000
1,980,000	A-1	Palomar Pomerado Health, Floats, PT-2995, AMBAC-Insured, LIQ-Merrill Lynch Capital Services, 3.220%, 3/2/06 (a)
1,980,000
1,970,000	F-1+(b)	Poway, CA, University School District GO, PT-1889, MBIA-Insured, 3.220%, 3/2/06 (a)
1,970,000

See Notes to Financial Statements.

CitiSM California Tax Free Reserves 2006 Semi-Annual Report	5

Schedule of Investments (February 28, 2006) (unaudited) (continued)

Face Amount	Rating‡	Security	Value

General Obligation — 5.8% (continued)
$1,000,000	VMIG1(c)	Puerto Rico Municipal Finance Agency, Floater Certificates, Series 225, FSA-Insured, 3.190%, 3/2/06 (a)
$1,000,000
1,000,000	F-1+(b)	Rancho Santiago, CA, Community College District, Series 2550, FSA-Insured, SPA-Merrill Lynch, 3.220%, 3/2/06 (a)
1,000,000

		Total General Obligation	16,050,000

Hospitals — 5.1%
9,140,000	A-1+	California Health Facilities Finance Authority, Sisters of Charity Health Systems, 3.190%, 3/1/06 (a)
9,140,000
4,900,000	A-1+	San Bernardino County, CA, COP, Medical Center Financing Project, MBIA-Insured, SPA-Landesbank Hessen-Thuringen, 3.070%, 3/1/06 (a)
4,900,000

		Total Hospitals	14,040,000

Housing: Multi-Family — 13.6%
3,580,000	A-1+	Anaheim, CA, MFH Revenue, Cobblestone Apartments, Series B, FNMA-Collateralized, 3.240%, 3/2/06 (a)(d)
3,580,000
5,495,000	A-1+	California HFA Revenue, Series Q, LOC-Bank of Nova ScotiaTrust Co., 3.230%, 3/1/06 (a)(d)
5,495,000
California Statewide Communities Development Authority:
5,000,000	A-1+	Multi-Family Revenue, Arbor Ridge Apartments, Series X, LIQ-Fannie Mae, 3.200%, 3/2/06 (a)
5,000,000
1,000,000	VMIG1(c)	Multi-family Revenue, Refunding, Housing, IAC Project, Series W-3, LOC-Wells Fargo Bank NW N.A., 3.240%, 3/1/06 (a)(d)
1,000,000
California Statewide CDA Multifamily Revenue:
4,150,000	A-1+	Refunding Housing, Foxwood Apartments, Series J, LOC-Well Fargo Bank, 3.190%, 3/2/06 (a)
4,150,000
5,250,000	A-1+	Village At Hesperia, Series CCC, FNMA-Collateralized, 3.240%, 3/2/06 (a)(d)
5,250,000
5,800,000	A-1+	Village Green Apartments, Series II, FHLMC-Collateralized, 3.240%, 3/2/06 (a)(d)
5,800,000
3,500,000	A-1+	Pasadena, CA, CDA MFH Revenue, Holly Street Apartment, Series A, FNMA-Collateralized, 3.200%, 3/2/06 (a)
3,500,000
2,000,000	A-1+	Sacramento County, CA, Development Authority, MFH Revenue, Natomas Park Apartments, Issue B, FNMA-Collateralized, 3.240%, 3/2/06 (a)(d)
2,000,000
1,500,000	A-1+	San Jose, CA, MFH Revenue, Evans Lane Apartments, Series H, LOC-Bank of America, 3.200%, 3/1/06 (a)
1,500,000

		Total Housing: Multi-Family	37,275,000

Housing: Single Family — 2.8%
3,000,000	A-1+	California HFA, Home Mortgage, Series J, MBIA-Insured, 2.960%, 3/1/06 (a)(d)
3,000,000
4,800,000	VMIG1(c)	Sacramento County, CA, City Financing Authority Lease Revenue, Series G, AMBAC-Insured, 3.210%, 3/2/06 (a)
4,800,000

		Total Housing: Single Family	7,800,000

See Notes to Financial Statements.

6	CitiSM California Tax Free Reserves 2006 Semi-Annual Report

Schedule of Investments (February 28, 2006) (unaudited) (continued)

Face Amount	Rating‡	Security	Value

Industrial Development — 1.4%
$2,640,000	F-1+(b)	California Statewide CDA, IDR, Florestone Products Project, LOC-Wells Fargo Bank, 3.290%, 3/1/06 (a)(d)
$2,640,000
1,305,000	F-1+(b)	San Francisco, CA, City & County Redevelopment Agency Lease Revenue, PT-2249, AMBAC-Insured, 3.220%, 3/2/06 (a)
1,305,000

		Total Industrial Development	3,945,000

Life Care Systems — 2.7%
5,000,000	A-1+	Antelope Valley, CA, Health Care District, Series A, LOC-JPMorgan Chase, 3.180%, 3/2/06 (a)
5,000,000
2,350,000	A-1	California Statewide Community Development Corp., COP, Covenant Retirement Communities, LOC-LaSalle National Bank, 3.160%, 3/2/06 (a)
2,350,000

		Total Life Care Systems	7,350,000

Miscellaneous — 6.9%
2,225,000	SP-1+	California State, RAN, 4.500% due 6/30/06	2,235,850
1,660,000	A-1	Commonwealth of Puerto Rico, PA 642, MBIA-Insured, LIQ- Merrill Lynch Capital Services, 3.170%, 3/2/06 (a)
1,660,000
12,500,000	SP-1+	Santa Barbara County, CA, TRAN, Series A, 4.000% due 7/25/06
12,566,667
2,540,000	A-1+	Westminster, CA, RDA, Tax Allocation Revenue, Commercial Redevelopment Project Number 1, AMBAC-Insured, SPA-Landesbank Hessen-Thuringen, 3.170%, 3/2/06 (a)

2,540,000

		Total Miscellaneous	19,002,517

Pollution Control — 1.5%
4,000,000	A-1+	California PCFA, PCR, Pacific Gas & Electric, Series C, LOC-Bank One N.A., 2.970%, 3/1/06 (a)
4,000,000

Transportation — 7.3%
4,200,000	A-1+	Bay Area Toll Authority Bridge Revenue, San Francisco Bay Area, Series A, AMBAC-Insured, SPA-Bayerische Landesbank, Landesbank Hessen-Thuringen, 3.120%, 3/2/06 (a)

4,200,000
5,000,000	A-1+	Los Angeles Department of Airports Revenue, International Airport A, LOC-BNP Paribas, 3.050%, 3/1/06 (a)
5,000,000
2,550,000	A-1	Port of Oakland, CA, Series 1192, FGIC-Insured, LIQ-Morgan Stanley, 3.220%, 3/2/06 (a)(d)
2,550,000
7,300,000	NR	San Francisco County, CA, 3.120% due 3/3/06 (a)	7,300,000
1,000,000	A-1+	Santa Clara Valley Transportation Authority, Sales Tax Revenue, Refunding, Series C, AMBAC-Insured, SPA-Depfa Bank PLC, 3.100%, 3/2/06 (a)
1,000,000

		Total Transportation	20,050,000

Utilities — 3.8%
6,000,000	A-1+	Adelanto, CA, Public Utility Authority, Utility Systems Project, Series A, AMBAC-Insured, SPA-Dexia Credit Local, 2.950%, 3/1/06 (a)
6,000,000
600,000	A-1+	California State Department of Water Resources, Power Supply Revenue, Series B-4, LOC-Bayerische Landesbank, 2.870%, 3/1/06 (a)
600,000
3,700,000	A-1+	Puerto Rico, Electric Power Authority Revenue, PART, MSTC, SGA 43, MBIA-Insured, SPA-Societe Generale, 3.170%, 3/1/06 (a)
3,700,000

		Total Utilities	10,300,000

See Notes to Financial Statements.

CitiSM California Tax Free Reserves 2006 Semi-Annual Report	7

Schedule of Investments (February 28, 2006) (unaudited) (continued)

Face Amount	Rating‡	Security	Value

Water & Sewer — 16.5%
$5,000,000	A-1	California State Department of Water Resource Power Supply Revenue, Sub-Series G-4, FSA-Insured, SPA-Morgan Stanley, 3.150%, 3/2/06 (a)
			$5,000,000
2,300,000	A-1+	Eastern Municipal Water District, California Water & Sewer Revenue COP, Refunding, Series B, MBIA-Insured, SPA-Lloyds TSB Bank PLC, 3.150%, 3/2/06 (a)

			2,300,000
900,000	A-1+	Irvine Ranch California Water District, Consolidated Refunding, Series A, LOC-Bank of America, 2.880%, 3/1/06 (a)
			900,000
17,100,000	A-1+	Los Angeles, CA, Water & Power Revenue, Power System, Sub-Series A-8, 3.160%, 3/2/06 (a)
			17,100,000
3,000,000	A-1+	Manteca, CA, Financing Authority Water Revenue, MSTC, SGA-147, PART, MBIA-Insured, LIQ-Societe Generale, 3.190%, 3/1/06 (a)
			3,000,000
		Metropolitan Water District of Southern California: Series C, SPA-Dexia Credit Local, 3.050%, 3/2/06 (a)
2,985,000	A-1+		2,985,000
4,960,000	A-1+	Series C-2, SPA-Dexia Credit Local, 3.120%, 3/2/06 (a)	4,960,000
4,800,000	A-1+	Metropolitan Water District Southern California Waterworks Revenue, Authorization, Series B, SPA-Landesbank Hessen, 3.120%, 3/2/06 (a)
			4,800,000
3,200,000	A-1+	Otay, CA, Water District COP, Capital Projects, LOC-Landesbank Hessen, 3.190%, 3/1/06 (a)
			3,200,000
900,000	A-1+	Puerto Rico Commonwealth, Infrastructure Financing Authority, Series PA-498, AMBAC-Insured, LIQ-Merrill Lynch Capital Services, 3.170%, 3/2/06 (a)
			900,000

		Total Water & Sewer	45,145,000

		TOTAL INVESTMENTS — 99.5% (Cost — $272,700,864#)	272,700,864
		Other Assets in Excess of Liabilities — 0.5%	1,251,504

		TOTAL NET ASSETS — 100.0%	$273,952,368

‡	All ratings are by Standard & Poor’s Ratings Service, unless otherwise noted.

(a)	Variable rate security interest rate disclosed is that which is in effect at February 28, 2006. Maturity date shown is the date of the next interest rate reset date or actual maturity.

(b)	Rating by Fitch Ratings Service.

(c)	Rating by Moody’s Investors Service.

(d)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).

#	Aggregate cost for federal income tax purposes is substantially the same.

See page 9 for definitions of ratings.

Abbreviations used in this schedule:

AMBAC	— Ambac Assurance Corporation	LOC	— Letter of Credit
CDA	— Community Development Authority	MBIA	— Municipal Bond Investors Assurance Corporation
COP	— Certificate of Participation	MFH	— Multi-Family Housing
EFA	— Educational Facilities Authority	MSTC	— Municipal Securities Trust Certificates
FGIC	— Financial Guaranty Insurance Company	PART	— Partnership Structure
FHLMC	— Federal Home Loan Mortgage Corporation	PCFA	— Pollution Control Finance Authority
FNMA	— Federal National Mortgage Association	PCR	— Pollution Control Revenue
FSA	— Financial Security Assurance	RAN	— Revenue Anticipation Notes
GO	— General Obligation	RDA	— Redevelopment Agency
HFA	— Housing Finance Authority	SPA	— Standby Bond Purchase Agreement
IDR	— Industrial Development Revenue	TRAN	— Tax and Revenue Anticipation Notes
LIQ	— Liquidity Facility

See Notes to Financial Statements.

8	CitiSM California Tax Free Reserves 2006 Semi-Annual Report

Short-Term Security Ratings (unaudited)

SP-1	—

Standard & Poor’s highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1	—

Standard & Poor’s highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

MIG1	—	Moody’s highest rating for short-term municipal obligations.

VMIG 1	—	Moody’s highest rating for issues having a demand feature—VRDO.

P-1	—	Moody’s highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

F-1	—

Fitch’s highest rating indicating the strongest capacity for timely payment of financial commitments; those issues determined to possess overwhelming strong credit feature are denoted with a plus (+) sign.

NR	—	Indicates that the bond is not rated by Standard & Poor’s, Moody’s, or Fitch.

CitiSM California Tax Free Reserves 2006 Semi-Annual Report	9

Statement of Assets and Liabilities (February 28, 2006) (unaudited)

ASSETS:
Investments, at amortized cost	$272,700,864
Cash	145,386
Interest receivable	1,764,142
Receivable for Fund shares sold	29,322
Prepaid expenses	14,268

Total Assets	274,653,982

LIABILITIES:
Dividends payable	412,532
Payable for Fund shares repurchased	65,593
Investment management fee payable	61,866
Distribution fees payable	52,299
Transfer agent fees payable	20,189
Trustees’ fees payable	620
Accrued expenses	88,515

Total Liabilities	701,614

Total Net Assets	$273,952,368

NET ASSETS:
Par value (Note 3)	$2,740
Paid-in capital in excess of par value	273,946,673
Undistributed net investment income	2,955

Total Net Assets	$273,952,368

Shares Outstanding	273,949,413

Net Asset Value	$1.00

See Notes to Financial Statements.

10	CitiSM California Tax Free Reserves 2006 Semi-Annual Report

Statement of Operations (For the six months ended February 28, 2006) (unaudited)

INVESTMENT INCOME:
Interest	$3,439,403

EXPENSES:
Investment management fee (Note 2)	551,784
Distribution fees (Notes 2)	306,547
Transfer agent fees (Note 2)	28,217
Legal fees	24,617
Custody fees	24,172
Shareholder reports	17,920
Audit and tax	12,977
Registration fees	5,015
Trustees’ fees	4,647
Insurance	618
Miscellaneous expenses	2,848

Total Expenses	979,362
Less: Investment management fee waiver (Note 2)	(185,144)
Fees paid indirectly (Note 1(e))	(2,617)

Net Expenses	791,601

Net Investment Income	2,647,802

Increase in Net Assets From Operations	$2,647,802

See Notes to Financial Statements.

CitiSM California Tax Free Reserves 2006 Semi-Annual Report	11

Statements of Changes in Net Assets

For the six months ended February 28, 2006 (unaudited) and the year ended August 31, 2005

	2006	2005

OPERATIONS:
Net investment income	$2,647,802	$3,277,738
Net realized gain	—	51,451

Increase in Net Assets From Operations	2,647,802	3,329,189

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1)
Net investment income	(2,644,847)	(3,276,846)
Net realized gains	(51,451)	(26,640)

Decrease in Net Assets From Distributions to Shareholders	(2,696,298)	(3,303,486)

FUND SHARE TRANSACTIONS (NOTE 3):
Net proceeds from sale of shares	233,423,132	435,740,974
Reinvestment of distributions	458,331	508,044
Cost of shares repurchased	(224,489,616)	(425,700,796)

Increase in Net Assets From Fund Share Transactions	9,391,847	10,548,222

Increase in Net Assets	9,343,351	10,573,925

NET ASSETS:
Beginning of period	264,609,017	254,035,092

End of period*	$273,952,368	$264,609,017

*Includes undistributed net investment income of:	$2,955	—

See Notes to Financial Statements.

12	CitiSM California Tax Free Reserves 2006 Semi-Annual Report

Financial Highlights

For a share of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:

	2006(1)		2005	2004	2003	2002	2001

Net Asset Value, Beginning of Period	$1.000		$1.000	$1.000	$1.000	$1.000	$1.000

Income From Operations:
Net investment income and net realized gain/loss	0.011		0.013	0.004	0.006	0.011	0.026

Less Distributions From:
Net investment income and net realized gain	(0.011)		(0.013)	(0.004)	(0.006)	(0.011)	(0.026)

Net Asset Value, End of Period	$1.000		$1.000	$1.000	$1.000	$1.000	$1.000

Total Return(2)	1.09%		1.31%	0.41%	0.62%	1.05%	2.62%

Net Assets, End of Period (000s)	$273,952		$264,609	$254,035	$290,733	$294,947	$300,601

Ratios to Average Net Assets:
Gross expenses	0.80	%(3)	0.80%	0.80%	0.78%	0.82%	0.92%
Net expenses(4)(5)	0.65	(3)	0.65	0.65	0.65	0.65	0.65
Net investment income	2.16	(3)	1.29	0.38	0.59	1.04	2.57

(1)	For the six months ended February 28, 2006 (unaudited).

(2)

Performance figures may reflect voluntary fee waivers. Past performance is no guarantee of future results. In the absence of voluntary fee waivers, the total return would have been lower. Total returns for periods of less than one year are not annualized.

(3)	Annualized.

(4)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets of the Fund did not exceed 0.65%.

(5)	The Fund’s Manager voluntarily waived a portion of its fees. Such waivers are voluntary and may be reduced or terminated at any time.

See Notes to Financial Statements.

CitiSM California Tax Free Reserves 2006 Semi-Annual Report	13

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Citi California Tax Free Reserves (the “Fund”) is a separate non-diversified series of CitiFunds Trust III (the “Trust”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

          The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

          (a) Investment Valuation. Money market instruments are valued at amortized cost, in accordance with Rule 2a-7 under the 1940 Act, which approximates market value. This method involves valuing portfolio securities at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. The Fund’s use of amortized cost is subject to its compliance with certain conditions as specified under Rule 2a-7 of the 1940 Act.

           (b) Fund Concentration.  Since the Fund invests primarily in obligations of issuers within California, it is subject to possible concentration risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting California.

           (c) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. The cost of investments sold is determined by use of the specific identification method.

           (d) Expenses. The Fund bears all the costs of its operations other than expenses specifically assumed by the Manager. Expenses incurred by the Trust with respect to any two or more funds or series are allocated in proportion to the average net assets of each fund, except when allocations of direct expenses to each fund can otherwise be made fairly. Expenses directly attributable to a fund are charged to that fund.

           (e) Fees Paid Indirectly. The Fund’s custodian calculates its fees based on the Fund’s average daily net assets. The fee is reduced according to a fee arrangement, which provides for custody fees to be reduced based on a formula developed to measure the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

           (f) Distributions to Shareholders. Distributions on the shares of the Fund are declared, as of 12:00 noon Eastern Standard Time, each business day to shareholders of record, and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

           (g) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all

14	CitiSM California Tax Free Reserves 2006 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements. Dividends paid by the Fund from net interest received on tax-exempt money market instruments are not includable by shareholders as gross income for federal income tax purposes because the Fund intends to meet certain requirements of the Internal Revenue Code applicable to regulated investment companies, including Subchapter M, which will enable the Fund to pay exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item to shareholders.

           (h) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

2. Investment Management Agreement and Other Transactions with Affiliates

On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business, Citigroup Asset Management (“CAM”), to Legg Mason, Inc. (“Legg Mason”). As a result, the Fund’s investment manager, Citi Fund Management Inc. (the “Manager”), previously an indirect wholly-owned subsidiary of Citigroup, became a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Fund’s existing investment management contract to terminate. The Fund’s shareholders approved a new investment management contract between the Fund and the Manager, which became effective on January 10, 2006. An interim management agreement took effect upon the closing of the sale and continued in effect until January 10, 2006.

          Legg Mason, whose principal executive offices are in Baltimore, Maryland, is a financial services holding company.

          Prior to October 1, 2005, the Fund paid the Manager a management fee calculated at an annual rate of 0.45% of the Fund’s average daily net assets.

          Effective October 1, 2005 and under the New Investment Management Agreement, the management fee is calculated daily and payable monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate

First $1 billion	0.450%
Next $1 billion	0.425%
Next $3 billion	0.400%
Next $5 billion	0.375%
Over $10 billion	0.350%

          During the six months ended February 28, 2006, the Fund had a voluntary expense limitation in place of 0.65% of the Fund’s average daily net assets. For the six months ended February 28, 2006, the Manager voluntarily waived a portion of its management fee amounting to $185,144. Such waivers are voluntary and may be reduced or terminated at any time.

CitiSM California Tax Free Reserves 2006 Semi-Annual Report	15

Notes to Financial Statements (unaudited) (continued)

          The Fund’s Board has approved PFPC Inc. (“PFPC”) and Boston Financial Data Services, Inc. to serve as transfer agents for the Fund, effective January 1, 2006. The principal business office of PFPC is located at 4400 Computer Drive, Westborough, MA 01581. Prior to January 1, 2006, Citicorp Trust Bank, fsb. (“CTB”), a subsidiary of Citigroup, acted as the Fund’s transfer agent. PFPC and State Street Bank and Trust acted as the Fund’s sub-transfer agents. For the period ended February 28, 2006, the Fund paid transfer agent fees of $1,586 to PFPC. In addition, for the period ended February 28, 2006, the Fund paid $324 to other Citigroup affiliates for shareholder record keeping services.

          The Fund’s Board has appointed the Fund’s current distributor, Citigroup Global Markets Inc. (“CGM”) and Legg Mason Investor Services, LLC (“LMIS”) a wholly-owned broker-dealer subsidiary of Legg Mason, as co-distributors of the Fund. The Fund’s Board has also approved an amended and restated Rule 12b-1 Plan (a “Rule 12b-1 Plan”). CGM and other broker-dealers, financial intermediaries and financial institutions (each called a “Service Agent”) that currently offer Fund shares will continue to make the Fund’s shares available to their clients. Additional Service Agents may offer Fund shares in the future.

          The Fund adopted a Rule 12b-1 distribution plan and under that plan, the Fund to pay a monthly fee at an annual rate not to exceed 0.25% of the average daily net assets of Class N shares. The distribution fees paid amounted to $306,547 for the six months ended February 28, 2006.

          The Trust pays no compensation directly to any Trustee or any officer who is affiliated with the Manager, all of whom receive remuneration for their services to the Fund from the Manager or its affiliates. Certain of the officers and a Trustee of the Trust are officers and a director of the Manager or its affiliates. Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

          The Trust has adopted a Retirement Plan (the “Plan”), for all Trustees who are not “interested persons” of the Fund, within the meaning of the 1940 Act. Under the Plan, each Trustee is required to retire from the Board as of the last day of the calendar year in which the applicable Trustees attains age 75. Trustees may retire under the Plan before attaining the mandatory retirement age. Trustees who have served as Trustee of the Trust or any of the investment companies associated with the Manager for at least ten years when they retire are eligible to receive the maximum retirement benefit under the Plan. The maximum retirement benefit is an amount equal to five times the amount of retainer and regular meeting fees payable to a Trustee during the entirety of the calendar year of the Trustee’s retirement (assuming no change in relevant facts for the balance of the year following the Trustee’s retirement). Amounts under the Plan may be paid in installments or in a lump sum (discounted to present value). Benefits under the plan are unfunded. Three former Trustees are currently receiving payments under the Plan. In addition, two other Trustees elected to receive a lump sum payment under the Plan. The Funds allocable share of the expenses of the Plan for the six months ended February 28, 2006 was $283.

3. Shares of Beneficial Interest

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (par value $0.00001 per share).

16	CitiSM California Tax Free Reserves 2006 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

          Because the Fund has maintained a $1.00 net asset value per share from inception, the number of shares sold, shares issued in reinvestment of dividends declared, and share repurchased, is equal to the dollar amount shown in the Statements of Changes in Net Assets for the corresponding capital share transactions.

4. Investment Transactions

During the six months ended February 28, 2006, the aggregate cost of purchases and maturities and sales of money market instruments were as follows:

Purchases	$304,715,764

Maturities/Sales	294,480,000

5. Federal Income Tax Basis of Investment Securities

The tax cost on investment securities owned at February 28, 2006, for federal income tax purposes, amounted to $272,700,864.

6. Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management, LLC (“SBFM”) and CGM relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).

          The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

CitiSM California Tax Free Reserves 2006 Semi-Annual Report	17

Notes to Financial Statements (unaudited) (continued)

          The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made.

          The order also required that transfer agency fees received from the Affected Funds since December 1, 2004 less certain expenses be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

          The order required SBFM to recommend a new transfer agent contract to the Affected Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Fund’s Board selected a new transfer agent for the Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

          Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Affected Funds.

          This Fund is not one of the Affected Funds and therefore did not implement the transfer agent arrangement described above and therefore has not received and will not receive any portion of the distributions.

7. Legal Matters

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC described in Note 6. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

          On October 5, 2005, a motion to consolidate the five actions and any subsequently filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

          As of the date of this report, the Fund’s investment manager believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of SBFM and its affiliates to continue to render services to the Funds under their respective contracts.

18	CitiSM California Tax Free Reserves 2006 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

8. Other Matters

On September 16, 2005, the staff of the SEC informed SBFM and Salomon Brothers Asset Management (“SBAM”), each an affiliate of the Manager that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and SBAM for alleged violations of Sections 19(a) and 34(b) of the 1940 Act (and related Rule 19a-1). The notification is a result of an industry wide inspection undertaken by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the Investment Company Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM and SBAM.

          Although there can be no assurance, SBFM and SBAM believes that this matter is not likely to have a material adverse effect on the Fund or SBFM and SBAM’s ability to perform investment management services relating to the Fund.

CitiSM California Tax Free Reserves 2006 Semi-Annual Report	19

Board Approval of Management Agreement (unaudited)

On December 1, 2005, Citigroup Inc. completed the sale of substantially all of its asset management business, Citigroup Asset Management (“CAM”), which includes the Manager, to Legg Mason, Inc. in exchange for the broker-dealer and investment banking businesses of Legg Mason and certain other considerations (the “Transaction”). The consummation of the Transaction resulted in the automatic termination of the Fund’s management agreement in accordance with the Investment Company Act of 1940, as amended (the “1940 Act”).

          Prior to the closing of the Transaction, the Fund’s Board approved a new management agreement between the Fund and the Manager (the “New Management Agreement”) and authorized the Fund’s officers to submit the New Management Agreement to shareholders for their approval. Fund shareholders were sent notice of the shareholder meeting and a proxy statement in September, 2005. The proxy statement included the factors the Board considered in approving the New Management Agreement. These factors, as included in the proxy statement, are set forth below.

          While shareholder approval of the New Management Agreement was being sought, the Fund’s Board, at a meeting held in person on November 21, 2005 and as discussed in more detail below, approved an interim management agreement for the Fund. The interim management agreement took effect upon the closing of the Transaction and continued in effect until shareholder approval of the New Management Agreement was obtained. This approval was obtained on January 10, 2006. The factors considered by the Fund’s Board in approving the interim management agreement also are set forth below.

          On July 11, 2005, members of the Board discussed with CAM management and certain senior Legg Mason representatives the Transaction and Legg Mason’s general plans and intentions regarding the Fund, including the preservation, strengthening and growth of CAM’s business and its combination with Legg Mason’s business. Among other things, the Board Members also inquired about the plans for and anticipated roles and responsibilities of certain CAM employees and officers after the Transaction.

          At a meeting held in person on August 7, 2005, the Fund’s Board, including a majority of the Board Members who are not “interested persons” of the Fund or the Manager as defined in the 1940 Act (the “Independent Board Members”), approved the New Management Agreement. To assist the Board in its consideration of the New Management Agreement, Legg Mason provided materials and information about Legg Mason, including its financial condition and asset management capabilities and organization, and CAM provided materials and information about the Transaction between Legg Mason and Citigroup. Representatives of CAM and Legg Mason and/or Western Asset Management and its affiliates (“Western Asset”) also made presentations to and responded to questions from the Board. The Independent Board Members, through their independent legal counsel, also requested and received additional information from CAM and Legg Mason in connection with their consideration of the New Management Agreement. The additional information was provided in advance of and at the August meeting. After the presentations and after reviewing the written materials provided, the Independent Board Members met in executive session with their counsel to consider the New Management Agreement.

20	CitiSM California Tax Free Reserves

Board Approval of Management Agreement (unaudited) (continued)

          The Independent Board Members conferred separately and with their counsel about the Transaction on a number of occasions, including in connection with the July and August meetings.

          In their deliberations concerning the New Management Agreement, among other things, the Board Members considered:

(i) the automatic termination of the current management agreement upon completion of the Transaction and the need for continuity of services provided under the current management agreement;

(ii) the reputation, financial strength and resources of Legg Mason and its investment advisory subsidiaries;

(iii) that, following the Transaction, CAM will be part of an organization focused on the asset management business;

          (iv) that Legg Mason and its wholly-owned subsidiary, Western Asset, are experienced and respected asset management firms, and that Legg Mason has advised the Board Members that (a) it intends to combine the fixed income investment operations (including money market fund operations) of CAM with those of Western Asset and may also wish to combine other CAM operations with those of other Legg Mason subsidiaries; (b) after the closing of the Transaction, it will take steps to combine the investment management operations of Western Asset with the fixed income operations of the Manager, which, among other things, may involve Western Asset and the Manager sharing common systems and procedures, employees (including portfolio managers), investment and trading platforms, and other resources; (c) it is expected that these combination processes will result in changes to portfolio managers or portfolio management teams for a number of the CAM funds, subject to Board consent and appropriate notice to shareholders, and that, in other cases, the current portfolio managers or portfolio management teams will remain in place; and (d) in the future, it may recommend that Western Asset or other Legg Mason subsidiaries be appointed as the adviser or subadviser to some or all of the CAM funds, subject to applicable regulatory requirements;

(v) that CAM management had advised the Board that a number of portfolio managers and other key CAM personnel would be retained after the closing of the Transaction;

          (vi) that CAM management and Legg Mason have advised the Board that following the Transaction, there is not expected to be any diminution in the nature, quality and extent of services provided to the Fund and their shareholders by the Manager, including compliance services;

          (vii) that under the Transaction Agreement, Citigroup and Legg Mason have agreed not to take any action that is not contemplated by the Transaction or fail to take any action that to their respective knowledge would cause any of the requirements of Section 15(f) of the 1940 Act not to be met;

(viii) the assurances from Citigroup and Legg Mason that, for a three-year period following the closing of the Transaction, Citigroup-affiliated broker-dealers will con-

CitiSM California Tax Free Reserves	21

Board Approval of Management Agreement (unaudited) (continued)

tinue to offer the Fund as an investment product, and the potential benefits to Fund shareholders from this and other third-party distribution access;

          (ix) the potential benefits to Fund shareholders from being part of a combined fund family with Legg Mason-sponsored funds, including possible economies of scale and access to investment opportunities;

(x) that Citigroup and Legg Mason would derive certain benefits from the Transaction and that, as a result, they have a financial interest in the matters that were being considered;

(xi) the potential effects of regulatory restrictions on the Fund if Citigroup-affiliated broker-dealers remain principal underwriters of the Fund after the closing of the Transaction;

(xii) the fact that the Fund’s total advisory and administrative fees will not increase by virtue of the New Management Agreement, but will remain the same;

          (xiii) the terms and conditions of the New Management Agreement, including the differences from the current management agreement, and the benefits of a single, uniform form of agreement covering these services;

(xiv) that the Fund would not bear the costs of obtaining shareholder approval of the New Management Agreement;

          (xv) that Citigroup and Legg Mason were negotiating a license arrangement that would permit the Fund to maintain its current name for some agreed upon time period after the closing of the Transaction; and

          (xvi) that the Board had recently performed a full annual review of the current management agreement as required by the 1940 Act.[1] In that regard, the Board’s deliberations concerning the New Management Agreement reflected its prior evaluation of relevant factors, including the nature, quality and extent of services provided, costs of services provided, profitability, fall-out benefits, fees and economies of scale and investment performance considered in connection with the approval of the current management agreement and its determination that information provided by CAM and Legg Mason management prior to and at the August meeting supported the continued appropriateness of such conclusions with respect to the New Management Agreement.

          No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the New Management Agreement, and each Board Member attributed different weight to the various factors. The Independent Board Members were advised by separate independent legal counsel throughout the process. The Board also discussed the New Management Agreement in private sessions with their independent legal counsel at which no representatives of the Manager were present. In light of all of the foregoing, the Board approved the New Management Agreement and authorized the Fund’s officers to submit the New Management Agreement to shareholders for their approval.

          A condition to the closing of the Transaction required that new management agreements to be approved by CAM advisory clients representing a substantial majority of investment

[1]	The Board’s deliberations in connection with that review were disclosed in the Fund’s annual report, a copy of which is available upon request.

22	CitiSM California Tax Free Reserves

Board Approval of Management Agreement (unaudited) (continued)

management revenues. This condition was satisfied and the Transaction closed on December 1, 2005, prior to approval of the Fund’s New Management Agreement having been obtained. As noted above, prior to the closing of the Transaction, the Fund’s Board, at a meeting held in person on November 21, 2005, approved an interim management agreement for the Fund.

          In their deliberations concerning the interim management agreement, the Board Members considered that, as discussed in detail above, within the past year the Board had performed a full annual review of the current management agreement and had approved the New Management Agreement, subject to shareholder approval. In that regard, the Board, in its deliberations concerning the interim management agreement, met with senior representatives of CAM and Legg Mason to receive a status report on Legg Mason’s plans and intentions regarding CAM’s business and its combination with Legg Mason, including its plans for Fund portfolio management. On the basis of that report, the Board determined that its evaluation of relevant factors, including the nature, quality and extent of services provided, costs of services provided, profitability, fall out benefits, fees and economies of scale and investment performance and conclusions with respect thereto in connection with its approval of the New Management Agreement would apply to the interim agreement. However, the Board gave greatest weight to the imminent automatic termination of the current management agreement upon the completion of the Transaction and the need for continuity of the services provided thereunder pending shareholder approval of the New Management Agreement.

          In accordance with Rule 15a-4 under the 1940 Act, which regulates the use of interim management agreements, the interim management agreement for the Fund had a term no longer than 150 days. The terms of the interim management agreement approved by the Board were the same as those of the Fund’s management agreement that was in effect prior to the closing of the Transaction, differing only as to the effective date, the termination date and certain additional provisions required by law. Management fees paid under the interim agreement were to be held in escrow and not paid to the Manager until shareholders approved the New Management Agreement. By the terms of the interim management agreement, if shareholders did not approve the New Management Agreement, the management fees held in escrow were to be disbursed in accordance with applicable law.

CitiSM California Tax Free Reserves	23

Additional Shareholder Information (unaudited)

Results of a Special Meeting of Shareholders

On November 29, 2005, a Special Meeting of Shareholders was held to elect Trustees1. The following table provides the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to the matter voted on at the Special Meeting of Shareholders.

Election of Trustees1

Nominees:	Voted For	Authority Withheld	Abstentions	Broker Non-Votes

Elliot J. Berv	1,303,645,407.620	65,086,002.740	16,214.000	0
Donald M. Carlton	1,304,458,968.970	64,272,441.390	16,214.000	0
A. Benton Cocanougher	1,304,575,964.590	64,155,445.770	16,214.000	0
Mark T. Finn	1,304,935,477.050	63,795,933.310	16,214.000	0
Stephen Randoph Gross	1,304,783,876.680	63,947,533.680	16,214.000	0
Diana R. Harrington	1,304,677,852.660	64,053,557.700	16,214.000	0
Susan B. Kerley	1,304,162,131.160	64,569,279.200	16,214.000	0
Alan G. Merten	1,304,373,215.660	64,358,194.700	16,214.000	0
R. Richard Pettit	1,305,050,656.360	63,680,754.000	16,214.000	0
R. Jay Gerken	1,303,485,238.730	65,246,171.630	16,214.000	0

[1]	Trustees are elected by the shareholders of all of the series of the Trust including the Fund.

On January 10, 2006, a Special Meeting of Shareholders was held to approve a new management agreement. The following table provides the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to the matter voted on at the Special Meeting of Shareholders.

Item Voted On	Voted For	Voted Against	Abstentions	Broker Non-Votes

New Management Agreement	161,392,152	19,487,792	35,303,332	0

24	CitiSM California Tax Free Reserves

CitiSM
California Tax Free Reserves

TRUSTEES
Elliott J. Berv
Donald M. Carlton
A. Benton Cocanougher
Mark T. Finn
R. Jay Gerken, CFA
Chairman
Stephen Randolph Gross
Diana R. Harrington
Susan B. Kerley
Alan G. Merten
R. Richardson Pettit

OFFICERS
R. Jay Gerken, CFA
President and
Chief Executive Officer

Andrew B. Shoup
Senior Vice President
and Chief Administrative Officer

Frances M. Guggino
Chief Financial Officer and
Treasurer

Ted P. Becker
Chief Compliance Officer

John Chiota
Chief Anti-Money Laundering
Compliance Officer

Wendy S. Setnicka
Controller

Robert I. Frenkel
Secretary and
Chief Legal Officer

INVESTMENT MANAGER
Citi Fund Management Inc.
100 First Stamford Place
Stamford, CT 06902

DISTRIBUTORS
Citigroup Global Markets Inc.
Legg Mason Investor Services, LLC

TRANSFER AGENTS
Boston Financial Data Services, Inc.
2 Heritage Drive
North Quincy, Massachusetts 02171

PFPC Inc.
4400 Computer Drive
Westborough, Massachusetts 01581

CUSTODIAN
State Street Bank and Trust
     Company

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
KPMG LLP
345 Park Avenue
New York, NY 10154

LEGAL COUNSEL
Bingham McCutchen LLP
150 Federal Street
Boston, MA 02110

CitiFunds Trust III
CitiSM California Tax Free Reserves

The Fund is a separate investment fund of CitiFunds Trust III, a
Massachusetts business trust.

The Fund files its complete schedule of portfolio holdings with Securities
Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington D.C.,
and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-625-4554.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12 month period ended June 30 of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions is available (1) without charge, upon request, by calling 1-800-625-4554 on each Fund’s website at www.leggmason.com/InvestorServices and (3) on the SEC’s website at www.sec.gov.

This report is prepared
for the information of
shareholders of CitiSM
California Tax Free
Reserves.

This report must be preceded
or accompanied by a free
prospectus. Investors should
consider the Fund’s
investment objective, risks,
charges and expenses
carefully before investing.
The prospectus contains this
and other important
information about the Fund.
Please read the prospectus
carefully before investing.

©2006 Legg Mason Investor
Services, LLC
Member NASD, SIPC

CFS/RCA/206            06-9815

CitiSM
Connecticut Tax Free Reserves

S E M I - A N N U A L
       R E P O R T

FEBRUARY 28, 2006

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

CitiSM Connecticut Tax Free Reserves

     S e m i - A n n u a l  R e p o r t  •  F e b r u a r y  28,  2 0 0 6

	What’s Inside
		Letter from the Chairman	I

		Fund Facts	1

		Fund at a Glance	2

		Fund Expenses	3

		Schedule of Investments	5

		Statement of Assets and Liabilities	11

		Statement of Operations	12

	Fund Objective	Statements of Changes in Net Assets	13

	To provide its shareholders with high levels of current income exempt from both federal and Connecticut personal income taxes,* preservation of capital and liquidity.	Financial Highlights	14

		Notes to Financial Statements	17

		Board Approval of Management Agreement	24

		Additional Shareholder Information	27

*	A portion of the income may be subject to the federal Alternative Minimum Tax (“AMT”). Consult your personal tax adviser.

Under a licensing agreement between Citigroup and Legg Mason, the name of the Funds, the names of any classes of shares of the Funds, and the name of the investment managers of the Funds, as well as all logos, trademarks and service marks related to Citigroup or any of its affiliates (“Citi Marks”) are licensed for use by Legg Mason and by the Funds. Citi Marks include, but are not limited to, “Citi,” “CitiFunds” and “Citigroup Asset Management”.

All Citi Marks are owned by Citigroup, and used under license. Legg Mason and its affiliates, as well as the Manager, are not affiliated with Citigroup. Investments in the Funds are not bank deposits or obligations of Citibank.

Letter from the Chairman

R. JAY GERKEN, CFA
Chairman, President and
Chief Executive Officer

Dear Shareholder,

The U.S. economy was mixed during the six-month reporting period. Early in the period, the economy overcame several headwinds, including high oil prices, rising short-term interest rates and geopolitical issues. After a 3.3% advance in the second quarter of 2005, third quarter gross domestic product (“GDP”)i growth was a strong 4.1%. This marked the tenth consecutive quarter that GDP surpassed 3.0%. However, there were conflicting economic signals in the fourth quarter. While the Labor Department announced that the unemployment rate fell to 4.7% in January 2006, its lowest level in four years, fourth quarter GDP growth was 1.7%. This decline was, in large part, due to slower consumer spending.

          Given the economic expansion and inflationary concerns, the Federal Reserve Board (“Fed”)ii continued to raise interest rates throughout the period. After raising rates ten times from June 2004 through August 2005, the Fed increased its target for the federal funds rateiii in 0.25% increments four additional times over the reporting period. This represents the longest sustained Fed tightening cycle since the 1970s. All told, the Fed’s 14 rate hikes have brought the target for the federal funds rate from 1.00% to 4.50%. After the end of the Fund’s reporting period, at its March meeting, the Fed raised the federal funds rate by 0.25% to 4.75%.

          As expected, both short- and long-term yields rose over the reporting period. During the six months ended February 28, 2006, two-year Treasury yields increased from 3.72% to 4.69%. Over the same period, 10-year Treasury yields moved from 4.02% to 4.55%. As these figures show, at the end of the reporting period the yield curve was inverted, as the yield on two-year Treasuries surpassed that of 10-year Treasuries. This anomaly has historically foreshadowed an economic slowdown or recession. However, some experts, including new Fed Chairman Ben Bernanke, believe the inverted yield curve is largely a function of strong foreign demand for longer-term bonds.

CitiSM Connecticut Tax Free Reserves	I

Given the increase in short-term rates, the yields available from money market instruments steadily rose over the six-month reporting period.

Performance Review

As of February 28, 2006, the seven-day current yield for Class N shares of CitiSM Connecticut Tax Free Reserves was 2.49% and its seven-day effective yield, which reflects compounding, was 2.52%.[1]

          All yields reflect fee waivers which are voluntary, and may be reduced or terminated at any time. Absent these waivers, the seven-day current yield would have been 2.34% and the seven-day effective yield would have been 2.37%. Certain investors may be subject to the federal Alternative Minimum Tax, and state and local taxes may apply. Capital gains, if any are, fully taxable. Please consult your personal tax or legal adviser.

CitiSM Connecticut Tax Free Reserves Yields as of February 28, 2006 (unaudited)

	Seven Day Current Yield[1]	Seven Day Effective Yield[1]

CitiSM Connecticut Tax Free Reserves—Class N Shares	2.49%	2.52%

Smith Barney Connecticut Class A Shares	2.49%	2.52%

Smith Barney Connecticut Class Y Shares	2.62%	2.65%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above.

All yields reflect fee waivers which are voluntary, and may be reduced or terminated at any time. Absent these waivers, the seven-day current yield for Class N shares and Smith Barney Connecticut Class A shares would have been 2.34% and 2.50%, respectively, and the seven-day effective yield for Class N shares and Smith Barney Connecticut Class A shares would have been 2.37% and 2.53%, respectively.

          An investment in the Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Special Shareholder Notice

On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business, Citigroup Asset Management (“CAM”), to Legg Mason, Inc. (“Legg Mason”). As a result, the Fund’s investment manager (the “Manager”), previously an indirect wholly-

[1]

The seven-day current yield reflects the amount of income generated by the investment during that seven-day period and assumes that the income is generated each week over a 365-day period. The yield is shown as a percentage of the investment. The seven-day effective yield is calculated similarly to the seven-day current yield but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The effective yield typically will be slightly higher than the current yield because of the compounding effect of the assumed reinvestment.

II	CitiSM Connecticut Tax Free Reserves

owned subsidiary of Citigroup, has become a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Fund’s then existing investment management contract to terminate. The Fund’s shareholders previously approved a new investment management contract between the Fund and the Manager, which became effective on December 1, 2005.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. The Fund’s Manager and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund has been informed that the Manager and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

Important information concerning the Fund and its Manager with regard to recent regulatory developments is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA Chairman, President and Chief Executive Officer

March 30, 2006

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: An investment in a money market fund is neither insured nor guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Please see the Fund’s prospectus for more information on these and other risks.

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.

ii

The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

CitiSM Connecticut Tax Free Reserves     III

Fund Facts

Fund Objective
To provide its shareholders with high levels of current income exempt from both federal and Connecticut personal income taxes,* preservation of capital and liquidity.

Investment Manager
Citi Fund Management Inc.

Commencement of Operations
Class N shares
December 1, 1993

Smith Barney Connecticut
Money Market Portfolio
Class A shares (“Class A shares”)
July 3, 2001

Smith Barney Connecticut
Money Market Portfolio
Class Y shares (“Class Y shares”)
December 3, 2003

Net Assets as of 2/28/06
Class N shares: $148.1 million
Class A shares: $159.1 million
Class Y shares: $24.2 million

Distributions
Declared daily, paid monthly

Benchmark**
•  iMoneyNet, Inc. Connecticut Tax
    Free Money Market Funds Average

*	A portion of the income may be subject to the federal Alternative Minimum Tax (“AMT”). Consult your personal tax adviser.

**	The iMoneyNet, Inc. Funds Average reflects the performance (excluding sales charges) of mutual funds with similar objectives.

Citi is a service mark of Citicorp.

CitiSM Connecticut Tax Free Reserves 2006 Semi-Annual Report     1

Fund at a Glance (unaudited)

Investment Breakdown

    As a Percent of Total Investments

0.0%

5.0%

.

10.0%

15.0%

20.0%

25.0%

February 28, 2006

Miscellaneous

Finance

Industrial Development

Housing: Single Family

Utility

Housing: Multi- Family

Water & Sewer

Education

Hospitals

Transpotation

General Obligation

   22.2%

   19.4%

   16.4%

   13.8%

   5.6%

   4.1%

   3.9%

   2.0%

   1.9%

.

0.7%

   10.0%

2     CitiSM Connecticut Tax Free Reserves 2006 Semi-Annual Report

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs fees and (2) ongoing costs, including management fees; distribution and/or service (12b-1) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

          This example is based on an investment of $1,000 invested on September 1, 2005 and held for the six months ended February 28, 2006.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual Total Return(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(3)

Citi Connecticut Tax Free
Reserves – Class N	1.08%	$1,000.00	$1,010.80	0.63%	$ 3.14

Smith Barney Connecticut –
Class A	1.08	1,000.00	1,010.80	0.63	3.14

Smith Barney Connecticut –
Class Y	1.14	1,000.00	1,011.40	0.51	2.54

(1)	For the six months ended February 28, 2006.

(2)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

(3)

Expenses (net of voluntary fee waivers and/or expense reimbursements) are equal to each class’ annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

CitiSM Connecticut Tax Free Reserves 2006 Semi-Annual Report     3

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

          Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(2)

Citi Connecticut Tax Free
Reserves – Class N	5.00%	$1,000.00	$1,021.67	0.63%	$ 3.16

Smith Barney Connecticut –
Class A	5.00	1,000.00	1,021.67	0.63	3.16

Smith Barney Connecticut –
Class Y	5.00	1,000.00	1,022.27	0.51	2.56

(1)	For the six months ended February 28, 2006.

(2)

Expenses (net of voluntary fee waivers and/or expense reimbursements) are equal to each class’ annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

4     CitiSM Connecticut Tax Free Reserves 2006 Semi-Annual Report

Schedule of Investments (February 28, 2006) (unaudited)
CITI CONNECTICUT TAX FREE RESERVES

Face Amount	Rating‡	Security	Value

Education — 13.7%
		Connecticut State, HEFA Revenue:
$7,200,000	A-1+	Avon Old Farms School, Series A, LOC-Bank of America, 3.170%, 3/2/06 (a)	$7,200,000
3,385,000	A-1+	Hartford Hospital Series B, LOC-Bank of America, 3.170%, 3/1/06 (a)	3,385,000
4,105,000	A-1+	Marvelwood School Issue, Series A, LOC-Wachovia Bank, 3.180%, 3/2/06 (a)	4,105,000
5,490,000	A-1+	Quinnipac Universiy, Series G, LOC-JPMorgan Chase, 2.960%, 3/1/06 (a)	5,490,000
3,900,000	A-1+	Sacred Heart University, Series F, LOC-Bank of America, 3.180%, 3/2/06 (a)	3,900,000
2,000,000	VMIG1(b)	Updates-Stamford Hospital, Series H, MBIA-Insured, SPA-JPMorgan Chase, 3.010%, 3/1/06 (a)	2,000,000
4,695,000	A-1+	Washington Montessori School, Series A, LOC-Wachovia Bank, 3.180%, 3/2/06 (a)	4,695,000
		Yale University:
5,000,000	A-1+	Series U, 3.050%, 3/1/06 (a)	5,000,000
1,200,000	A-1+	Series Y-3, 3.000%, 3/1/06 (a)	1,200,000
		University of Connecticut:
2,000,000	F-1+(c)	P Float PA 1255, MBIA-Insured, SPA-Merrill Lynch Capital Services Inc., 3.200%, 3/2/06 (a)	2,000,000
4,000,000	VMIG1(b)	Series 899, MBIA-Insured, LIQ-Morgan Stanley, 3.150%, 3/2/06 (a)	4,000,000
2,475,000	A-1+	University of Puerto Rico Revenue, Municipal Trust Recipients, Series SG-21, LIQ- Societe Generale, 3.170%, 3/2/06 (a)	2,475,000

		Total Education	45,450,000

Finance — 0.7%
2,300,000	A-1+	Puerto Rico Public Finance Corp., Series 111, AMBAC-Insured, 3.190%, 3/2/06 (a)	2,300,000

General Obligation — 22.0%
1,000,000	F-1+(c)	Connecticut State, GO, PT 1588, FSA-Insured, 3.200%, 3/2/06 (a)	1,000,000
12,000,000	A-1+	Connecticut State, Series A, SPA-Landesbank Hessen-Thuringen, 3.170%, 3/2/06 (a)	12,000,000
3,500,000	MIG1(b)	Easton, CT, BAN, 4.000% due 11/8/06	3,523,698
7,000,000	Aa2(b)	Farmington, CT, BAN, 3.500% due 4/14/06	7,006,736
3,000,000	SP-1+	Glastonbury, CT, BAN, 3.500% due 5/15/06	3,004,679
6,925,000	MIG1(b)	Litchfield, CT, GO, BAN, 4.000% due 2/13/07	6,973,071
6,085,000	MIG1(b)	Monroe, CT, GO, BAN, 3.500% due 4/5/06	6,086,759
10,000,000	SP-1+	New Britain, CT, BAN, 4.000% due 4/6/06	10,011,990
4,700,000	A-1	Puerto Rico Commonwealth, Refunding, Government Development Bank, GO, MBIA-Insured, SPA-Credit Suisse, 3.060%, 3/1/06 (a)	4,700,000
		Puerto Rico Municipal Finance Agency:
6,455,000	VMIG1(b)	Floater Certificates, Series 225, FSA-Insured, 3.190%, 3/2/06 (a)	6,455,000
5,335,000	A-1	PA-638, FSA-Insured, LIQ-Merrill Lynch Capital Services Inc., 3.170%, 3/2/06 (a)	5,335,000
2,900,000	MIG1(b)	Stafford, CT, BAN, 4.500% due 11/29/06	2,926,883
4,000,000	SP-1+	West Haven, CT, GO, BAN, 4.000% due 11/15/06	4,022,239

		Total General Obligation	73,046,055

See Notes to Financial Statements.

CitiSM Connecticut Tax Free Reserves 2006 Semi-Annual Report     5

Schedule of Investments (February 28, 2006) (unaudited) (continued)

Face Amount	Rating‡	Security	Value

Hospitals — 16.2%
$5,075,000	VMIG1(b)	Development Authority Healthcare Revenue, Corporation Independent Living Project, LOC-JPMorgan Chase, 3.190%, 3/1/06 (a)	$5,075,000
		Connecticut State:
		HEFA Revenue:
8,200,000	A-1	Covenant Retirement, Series A, LOC-LaSalle Bank NA, 3.140%, 3/2/06 (a)	8,200,000
7,800,000	A-1+	Gaylord Hospital Issue, Series A, LOC-Bank of America, 3.170%, 3/1/06 (a)	7,800,000
8,950,000	A-1+	Health Care Capital Asset, Series A-1, LOC-Bank of America, 3.170%, 3/1/06 (a)	8,950,000
5,220,000	A-1	Hospital of St Raphael, Series M, LOC-KBC Bank, 3.160%, 3/1/06 (a)	5,220,000
3,665,000	VMIG1(b)	Middlesex Hospital, Series K, LOC-Wachovia Bank, 3.180%, 3/2/06 (a)	3,665,000
3,580,000	A-1+	Refunding, United Methodist Home, Series A, LOC-Wachovia Bank, 3.180%, 3/2/06 (a)	3,580,000
9,275,000	VMIG1(b)	Summerwood University Park, Series A, LOC-Toronto-Dominion Bank, 3.060%, 3/1/06 (a)	9,275,000
2,000,000	VMIG1(b)	Updates-Edgehill, Series C, LOC-KBC Bank NV, 2.910%, 3/1/06 (a)	2,000,000

		Total Hospitals	53,765,000

Housing: Multi-Family — 4.1%
13,000,000	A-1+	Connecticut HFA, Mortgage Housing Finance, Sub-Series B-2, AMBAC-Insured, SPA-Depfa Bank PLC, 3.180%, 3/2/06 (a)(d)	13,000,000
500,000	A-1+	Hartford Redevelopment Agency Mortgage Revenue, Refunding, Housing Underwood Tower Project, FSA-Insured, SPA-Societe Generale, 3.170%, 3/2/06 (a)	500,000

		Total Housing: Multi-Family	13,500,000

Housing: Single Family — 2.0%
1,737,000	A-1+	Connecticut State, HFA, Housing Mortgage Finance Program, Series D-RMKT, 3.250%, 3/1/06 (a)(d)	1,737,000
4,885,000	A-1+	North Canaan Housing Authority Revenue, Geer Woods Projects, LOC-Wachovia Bank, 3.180%, 3/2/06 (a)	4,885,000

		Total Housing: Single Family	6,622,000

Industrial Development — 1.9%
		Connecticut State Development Authority, IDR:
2,600,000	A-1+	Northeast Foods Inc. Project, LOC-Bank of America, 3.220%, 3/2/06 (a)(d)	2,600,000
3,695,000	A-1+	Wyre Wynd Corp. Project, LOC-Bank of America, 3.220%, 3/1/06 (a)	3,695,000

		Total Industrial Development	6,295,000

Miscellaneous — 9.9%
3,800,000	A-1	Commonwealth of Puerto Rico, P-Floats PA-944, MBIA-Insured, SPA-Merrill Lynch Capital Services Inc., 3.170%, 3/2/06 (a)	3,800,000
500,000	A-1+	Connecticut State, Special Tax Obligation Revenue, Second Lien, FSA-Insured, SPA-Bank of America, 3.190%, 3/1/06 (a)	500,000

See Notes to Financial Statements.

6     CitiSM Connecticut Tax Free Reserves 2006 Semi-Annual Report

Schedule of Investments (February 28, 2006) (unaudited) (continued)

Face Amount	Rating‡	Security	Value

Miscellaneous — 9.9% (continued)
$17,000,000	SP-1+	Danbury, CT, BAN, 4.000% due 8/4/06	$17,084,806
4,125,000	A-1(b)	Oxford, CT, BAN, 4.000% due 8/4/06	4,145,914
7,215,000	MIG1(b)	Seymour, CT, BAN, 4.000% due 8/16/06	7,252,129

		Total Miscellaneous	32,782,849

Transportation — 19.2%
9,300,000	A-1+	Capital City, EDA, Parking & Energy Fee Revenue, Series B, SPA-Bank of America, 3.060%, 3/1/06 (a)	9,300,000
		Connecticut State, Special Tax Obligation Revenue:
8,700,000	A-1	PT-368, FGIC-Insured, SPA-Merrill Lynch Capital Services, 3.200%, 3/2/06 (a)	8,700,000
17,940,000	A-1+	Refunding, Transportation Infrastruct-1, AMBAC-Insured, SPA-WestLB, 3.200%, 3/1/06 (a)	17,940,000
		MSTC:
8,500,000	A-1	Class A, Series 2001-128, FGIC-Insured, LIQ-Bear Stearns Capital Markets, 3.020%, 3/1/06 (a)(d)(e)	8,500,000
11,945,000	A-1	Series 2000-102 Certificate, Class A, AMBAC-Insured, 3.170%, 3/1/06 (a)(e)	11,945,000
		Puerto Rico Commonwealth, Highway & Transportation Authority:
260,000	A-1+	Highway Revenue, PA-548R, MBIA-IBC-Insured, LIQ- Merrill Lynch Capital Services, 3.170%, 3/2/06 (a)	260,000
7,015,000	A-1+	Transportation Revenue, Putters-Series 246, FSA-Insured, LIQ-JPMorgan Chase, 3.170%, 3/2/06 (a)	7,015,000

		Total Transportation	63,660,000

Utilities — 3.9%
12,900,000	A-1+	Puerto Rico, Electric Power Authority Revenue, PART, MSTC, SGA 43, MBIA-Insured, SPA-Societe Generale, 3.170%, 3/1/06 (a)	12,900,000

Water & Sewer — 5.6%
5,000,000	A-1+	New Britain, CT, Revenue, AMBAC-Insured, SPA-Bank of Nova Scotia Trust Company, 3.190%, 3/1/06 (a)	5,000,000
7,220,000	A-1+	Puerto Rico Commonwealth, Infrastructure Financing Authority, Series PA-498, AMBAC-Insured, LIQ-Merrill Lynch Capital Services, 3.170%, 3/2/06 (a)	7,220,000
6,195,000	VMIG1(b)	South Central Regional Water Authority, Water System Revenue, 18TH Series, Series B, Insured-MBIA, SPA-JPMorgan Chase, 3.190%, 3/1/06 (a)	6,195,000

		Total Water & Sewer	18,415,000

		TOTAL INVESTMENTS — 99.2% (Cost — $328,735,904#)	328,735,904
		Other Assets in Excess of Liabilities - 0.8%	2,645,833

		TOTAL NET ASSETS — 100.0%	$331,381,737

See Notes to Financial Statements.

CitiSM Connecticut Tax Free Reserves 2006 Semi-Annual Report     7

Schedule of Investments (February 28, 2006) (unaudited) (continued)

‡	All ratings are by Standard & Poor’s Ratings Service, unless otherwise noted.

(a)

Variable rate security interest rate disclosed is that which is in effect at February 28, 2006. Maturity date shown is the date of the next interest rate reset date or actual maturity. Date shown is the date of the next interest rate change.

(b)	Rating by Moody’s Investors Service.

(c)	Rating by Fitch Ratings Service.

(d)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).

(e)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

#	Aggregate cost for federal income tax purposes is substantially the same. See pages 9 and 10 for definitions of ratings.

Abbreviations used in this schedule:

	AMBAC	—	Ambac Assurance Corporation
	BAN	—	Bond Anticipation Notes
	EDA	—	Economic Development Authority
	FGIC	—	Financial Guaranty Insurance Company
	FSA	—	Financial Security Assurance
	GO	—	General Obligation
	HEFA	—	Health & Educational Facilities Authority
	HFA	—	Housing Finance Authority
	IBC	—	Insured Bond Certificates
	IDR	—	Industrial Development Revenue
	LIQ	—	Liquidity Facility
	LOC	—	Letter of Credit
	MBIA	—	Municipal Bond Investors Assurance Corporation
	MSTC	—	Municipal Securities Trust Certificates
	PART	—	Partnership Structure
	SPA	—	Standby Bond Purchase Agreement

See Notes to Financial Statements.
8	CitiSM Connecticut Tax Free Reserves 2006 Semi-Annual Report

Bond Ratings (unaudited)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard & Poor’s”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA	—	Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.

AA	—	Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

A	—

Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB	—

Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC,
CC and C	—

Bonds rated “BB”, “B”, “CCC”, “CC” and “C” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents the lowest degree of speculation and “C” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D	—	Bonds rated “D” are in default and payment of interest and/or repayment of principal is in arrears.

Moody’s Investors Service (“Moody’s”) — Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Ca,” where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa	—

Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa	—

Bonds rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

A	—

Bonds rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa	—

Bonds rated “Baa” are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba	—

Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B	—

Bonds rated “B” are generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	—	Bonds rated “Caa” are of poor standing. These may be in default, or present elements of danger may exist with respect to principal or interest.

Ca	—	Bonds rated “Ca” represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.

CitiSM Connecticut Tax Free Reserves 2006 Semi-Annual Report	9

Bond Ratings (unaudited) (continued)

C	—	Bonds rated “C” are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

NR	—	Indicates that the bond is not rated by Standard & Poor’s or Moody’s.

Short-Term Security Ratings (unaudited)

SP-1	—

Standard & Poor’s highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1	—

Standard & Poor’s highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

MIG 1	—	Moody’s highest rating for short-term municipal obligations.

VMIG 1	—	Moody’s highest rating for issues having a demand feature—VRDO.

P-1	—	Moody’s highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

F-1	—

Fitch’s highest rating indicating the strongest capacity for timely payment of financial commitments; those issues determined to possess overwhelming strong credit feature are denoted with a plus (+) sign.

10	CitiSM Connecticut Tax Free Reserves 2006 Semi-Annual Report

Statement of Assets and Liabilities (February 28, 2006) (unaudited)

ASSETS:
Investments, at amortized cost	$328,735,904
Cash	189,989
Interest receivable	2,671,490
Receivable for Fund shares sold	1,140,280
Prepaid expenses	17,859

Total Assets	332,755,522

LIABILITIES:
Payable for Fund shares repurchased	855,880
Dividends payable	268,613
Investment management fee payable	104,804
Distribution fees payable	22,919
Transfer agent fees payable	18,249
Trustees’ fees payable	1,380
Accrued expenses	101,940

Total Liabilities	1,373,785

Total Net Assets	$331,381,737

NET ASSETS:
Par value (Note 5)	$3,314
Paid-in capital in excess of par value	331,380,265
Undistributed net investment income	3,538
Accumulated net realized loss on investments	(5,380)

Total Net Assets	$331,381,737

Shares Outstanding:
Class N	148,118,692

Smith Barney Connecticut Money Market Portfolio – Class A	159,097,387

Smith Barney Connecticut Money Market Portfolio – Class Y	24,167,500

Net Asset Value:
Class N	$1.00

Smith Barney Connecticut Money Market Portfolio – Class A	$1.00

Smith Barney Connecticut Money Market Portfolio – Class Y	$1.00

See Notes to Financial Statements.
CitiSM Connecticut Tax Free Reserves 2006 Semi-Annual Report	11

Statement of Operations (For the six months ended February 28, 2006) (unaudited)

INVESTMENT INCOME:
Interest	$4,085,951

EXPENSES:
Investment management fee (Note 2)	655,498
Distribution fees (Notes 2 and 3)	227,044
Custody and fund accounting fees	25,530
Legal fees	21,463
Registration fees	21,030
Transfer agent fees (Notes 2 and 3)	19,982
Audit and tax	13,354
Shareholder reports (Note 3)	12,201
Insurance	4,858
Trustees’ fees	3,166
Miscellaneous expenses	467

Total Expenses	1,004,593
Less: Investment management and distribution fee waivers (Notes 2 & 3)	(101,626)
Fees paid indirectly (Note 1(f))	(2,788)

Net Expenses	900,179

Net Investment Income	3,185,772

Increase in Net Assets From Operations	$3,185,772

See Notes to Financial Statements.
12	CitiSM Connecticut Tax Free Reserves 2006 Semi-Annual Report

Statements of Changes in Net Assets

For the six months ended February 28, 2006 (unaudited)
and the year ended August 31, 2005
	2006	2005

OPERATIONS:
Net investment income	$3,185,772	$3,754,949

Increase in Net Assets From Operations	3,185,772	3,754,949

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 4):
Net investment income	(3,182,234)	(3,754,949)

Decrease in Net Assets From Distributions to Shareholders	(3,182,234)	(3,754,949)

FUND SHARE TRANSACTIONS (NOTE 5):
Net proceeds from sale of shares	609,376,964	975,523,548
Reinvestment of distributions	1,702,622	2,088,571
Cost of shares repurchased	(555,313,791)	(979,148,131)

Increase (Decrease) in Net Assets From Fund Share Transactions	55,765,795	(1,536,012)

Increase (Decrease) in Net Assets	55,769,333	(1,536,012)
NET ASSETS:
Beginning of period	275,612,404	277,148,416

End of period*	$331,381,737	$275,612,404

*Includes undistributed net investment income of:	$3,538	—

See Notes to Financial Statements.
CitiSM Connecticut Tax Free Reserves 2006 Semi-Annual Report	13

Financial Highlights
For a share of each class of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:

Citi Connecticut Tax Free Reserves Class N Shares	2006	(1)	2005	2004	2003	2002	2001

Net Asset Value, Beginning of Period	$1.000		$1.000	$1.000	$1.000	$1.000	$1.000

Income From Operations:
Net investment income and net realized gain/loss	0.011		0.013	0.004	0.005	0.011	0.027

Less Distributions From:
Net investment income and net realized gain	(0.011)		(0.013)	(0.004)	(0.005)	(0.011)	(0.027)

Net Asset Value, End of Period	$1.000		$1.000	$1.000	$1.000	$1.000	$1.000

Total Return(2)	1.08%		1.30%	0.37%	0.55%	1.10%	2.76%

Net Assets, End of Period (000s)	$148,119		$123,957	$139,922	$140,809	$167,541	$229,924

Ratios to Average Net Assets:
Gross expenses	0.79	%(3)	0.80%	0.81%	0.76%	0.83%	0.92%
Net expenses(4)(5)	0.63	(3)	0.65	0.65	0.65	0.65	0.65
Net investment income	2.17	(3)	1.31	0.35	0.55	1.10	2.70

(1)	For the six months ended February 28, 2006 (unaudited).

(2)

Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.

(3)	Annualized.

(4)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets of the class did not exceed 0.65%.

(5)	The Fund’s Manager and Distributor waived a portion of their fees. Such waivers are voluntary and may be reduced or terminated at any time.

See Notes to Financial Statements.

14	CitiSM Connecticut Tax Free Reserves 2006 Semi-Annual Report

Financial Highlights
For a share of each class of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:

Smith Barney Connecticut Money Market Portfolio Class A Shares	2006	(1)	2005	2004	2003	2002	2001	(2)

Net Asset Value, Beginning of Period	$1.000		$1.000	$1.000	$1.000	$1.000	$1.000

Income From Operations:
Net investment income and net realized gain/loss	0.011		0.013	0.004	0.005	0.011	0.003

Less Distributions From:
Net investment income and net realized gain	(0.011)		(0.013)	(0.004)	(0.005)	(0.011)	(0.003)

Net Asset Value, End of Period	$1.000		$1.000	$1.000	$1.000	$1.000	$1.000

Total Return(3)	1.08%		1.31%	0.36%	0.55%	1.09%	0.30%

Net Assets, End of Period (000s)	$159,097		$127,635	$105,705	$73,789	$66,122	$31,972

Ratios to Average Net Assets:
Gross expenses	0.63	%(4)	0.67%	0.66%	0.76%	0.83%	4.37	%(4)
Net expenses(5)(6)	0.63	(4)	0.64	0.65	0.65	0.65	0.65	(4)
Net investment income	2.18	(4)	1.36	0.36	0.54	1.09	1.77	(4)

(1)	For the six months ended February 28, 2006 (unaudited).

(2)	For the period July 3, 2001 (commencement of operations) to August 31, 2001

(3)

Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.

(4)	Annualized.

(5)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets of the class did not exceed 0.65%.

(6)	The Fund’s Manager waived a portion of its fees. Such waivers are voluntary and may be reduced or terminated at any time.

See Notes to Financial Statements.

CitiSM Connecticut Tax Free Reserves 2006 Semi-Annual Report	15

Financial Highlights
For a share of each class of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:

Smith Barney Connecticut Money Market Portfolio Class Y Shares	2006	(1)	2005	2004	(2)

Net Asset Value, Beginning of Period	$1.000		$1.000	$1.000

Income From Operations:
Net investment income and net realized gain/loss	0.011		0.014	0.003

Less Distributions From:
Net investment income and net realized gain	(0.011)		(0.014)	(0.003)

Net Asset Value, End of Period	$1.000		$1.000	$1.000

Total Return(3)	1.14%		1.43%	0.35%

Net Assets, End of Period (000s)	$24,168		$24,020	$31,521

Ratios to Average Net Assets:
Gross expenses	0.51	%(4)	0.52%	0.56	%(4)
Net expenses(5)	0.51	(4)(6)	0.52	0.55	(4)(6)
Net investment income	2.29	(4)	1.40	0.48	(4)

(1)	For the six months ended February 28, 2006 (unaudited).

(2)	For the period July 3, 2001 (commencement of operations) to August 31, 2001.

(3)

Performance figures may reflect voluntary fee waivers. Past performance is no guarantee of future results. In the absence of voluntary fee waivers, the total return would have been lower. Total returns for periods of less than one year are not annualized.

(4)	Annualized.

(5)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets of the class did not exceed 0.55%.

(6)	The Fund’s Manager waived a portion of its fees. Such waivers are voluntary and may be reduced or terminated at any time.

See Notes to Financial Statements.

16	CitiSM Connecticut Tax Free Reserves 2006 Semi-Annual Report

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Citi Connecticut Tax Free Reserves (the “Fund”) is a separate non-diversified series of CitiFunds Trust III (the “Trust”) a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

          The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

          (a) Investment Valuation. Money market instruments are valued at amortized cost, in accordance with Rule 2a-7 under the 1940 Act, which approximates market value. This method involves valuing portfolio securities at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. The Fund’s use of amortized cost is subject to their compliance with certain conditions as specified under Rule 2a-7 of the 1940 Act.

          (b) Fund Concentration. Since the Fund invests primarily in obligations of issuers within Connecticut, it is subject to possible concentration risks associated with the economic, political, or legal developments or industrial or regional matters specifically affecting Connecticut.

          (c) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. The cost of investments sold is determined by use of the specific identification method.

          (d) Expenses. The Fund bears all the costs of its operations other than expenses specifically assumed by the Manager. Expenses incurred by the Trust with respect to any two or more funds or series are allocated in proportion to the average net assets of each fund, except when allocations of direct expenses to each fund can otherwise be made fairly. Expenses directly attributable to a fund are charged to that fund.

          (e) Class Accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

          (f) Fees Paid Indirectly. The Fund’s custodian calculates its fees based on the Fund’s average daily net assets. The fee is reduced according to a fee arrangement, which provides for custody fees to be reduced based on a formula developed to measure the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

          (g) Distributions to Shareholders. Distributions on the shares of the Fund are declared as of 12:00 noon Eastern Standard Time, each business day, to shareholders of record, and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

          (h) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substan-

CitiSM Connecticut Tax Free Reserves 2006 Semi-Annual Report	17

Notes to Financial Statements (unaudited) (continued)

tially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements. Dividends paid by the Fund from net interest received on tax-exempt money market instruments are not includable by shareholders as gross income for federal income tax purposes because the Fund intends to meet certain requirements of the Internal Revenue Code applicable to regulated investment companies, including Subchapter M, which will enable the Fund to pay exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item to shareholders.

          (i) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

2. Investment Management Agreement and Other Transactions with Affiliates

On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business, Citigroup Asset Management (“CAM”), to Legg Mason, Inc. (“Legg Mason”). As a result, the Fund’s investment manager, Citi Fund Management Inc. (the “Manager“), previously an indirect wholly-owned subsidiary of Citigroup, became a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Fund’s existing investment management contract to terminate. The Fund’s shareholders approved a new investment management contract between the Fund and the Manager, which became effective on December 1, 2005.

          Legg Mason, whose principal executive offices are in Baltimore, Maryland, is a financial services holding company.

          Prior to October 1, 2005, the Fund paid the Manager a management fee calculated at an annual rate of 0.45% of the Fund’s average daily net assets.

          Effective October 1, 2005 and under the new Investment Management Agreement, the Fund pays the Manager a management fee calculated daily and payable monthly in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate

First $1 billion	0.450%
Next $1 billion	0.425
Next $3 billion	0.400
Next $5 billion	0.375
Over $10 billion	0.350

          During the six months ended February 28, 2006, the Fund had voluntary expense limitations in place of 0.65%, 0.65% and 0.55% for Class N, Smith Barney Connecticut Money Market Portfolio Class A and Smith Barney Connecticut Money Market Portfolio Class Y, respectively. For the six months ended February 28, 2006, the Manager voluntarily waived a portion of its management fee amounting to $6,369. For Class N the Manager reimbursed expenses in the amount of $901. Such waivers and/or expense reimbursements may be reduced or terminated at any time.

18	CitiSM Connecticut Tax Free Reserves 2006 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

          The Fund’s Board has approved PFPC Inc. (“PFPC”) and Boston Financial Data Services, Inc. to serve as transfer agents for the Fund, effective January 1, 2006. The principal business office of PFPC is located at 4400 Computer Drive Westborough, MA 01581. Prior to January 1, 2006, Citicorp Trust Bank, fsb. (“CTB”), a subsidiary of Citigroup, acted as the Fund’s transfer agent. PFPC and State Street Bank and Trust acted as the Fund’s sub-transfer agent. For the six months ended February 28, 2006, the Fund paid transfer agent fees of $1,447 to PFPC. In addition, for the period ended February 28, 2006 the Fund also paid $161 to other Citigroup affiliates for shareholder record keeping services.

          The Fund’s Board has appointed the Fund’s current distributor, Citigroup Global Markets Inc. (“CGM”) and Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, as co-distributors of the Fund. The Fund’s Board has also approved amended and restated Rule 12b-1 Plans. CGM and other broker-dealers, financial intermediaries and financial institutions (each called a “Service Agent”) that currently offer Fund shares will continue to make the Fund’s shares available to their clients. Additional Service Agents may offer Fund shares in the future.

          The Trust pays no compensation directly to any Trustee or any officer who is affiliated with the Manager, all of whom receive remuneration for their services to the Fund from the Manager or its affiliates. Certain of the officers and a Trustee of the Trust are officers and a director of the Manager or its affiliates. Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

          The Trust has adopted a Retirement Plan (the “Plan”), for all Trustees who are not “interested persons” of the Fund, within the meaning of the 1940 Act. Under the Plan, each Trustee is required to retire from the Board as of the last day of the calendar year in which the applicable Trustees attains age 75. Trustees may retire under the Plan before attaining the mandatory retirement age. Trustees who have served as Trustee of the Trust or any of the investment companies associated with the Manager for at least ten years when they retire are eligible to receive the maximum retirement benefit under the Plan. The maximum retirement benefit is an amount equal to five times the amount of retainer and regular meeting fees payable to a Trustee during the entirety of the calendar year of the Trustee’s retirement (assuming no change in relevant facts for the balance of the year following the Trustee’s retirement). Amounts under the Plan may be paid in installments or in a lump sum (discounted to present value). Benefits under the Plan are unfunded. Three former Trustees are currently receiving payments under the Plan. In addition, two other Trustees elected to receive a lump sum payment under the Plan. The Fund’s allocable share of the expenses of the Plan for the six months ended February 28, 2006 was $332.

CitiSM Connecticut Tax Free Reserves 2006 Semi-Annual Report	19

Notes to Financial Statements (unaudited) (continued)

3. Class Specific Expenses

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund to pay a distribution fee with respect to its Class N and Smith Barney Connecticut Money Market Portfolio Class A shares calculated at the annual rate of 0.25% and 0.10% of the average daily net assets of each respective class. Distribution fees are accrued daily and paid monthly.

          For the six months ended February 28, 2006, class specific expenses were as follows:

	Distribution Fees		Transfer Agent Fees	Shareholder Reports Expenses

Class N	$157,260	(1)	$14,026	$3,471
Smith Barney Connecticut Money Market Portfolio:
Class A	69,784		5,925	8,723
Class Y	—		31	7

Total	$227,044		$19,982	$12,201

(1)           The Distributors voluntarily waived a portion of its distribution fees for Class N amounting to $94,356.

4. Distributions to Shareholders by Class

	Six Months Ended February 28, 2006	Year Ended August 31, 2005

Net Investment Income
Class N	$1,364,630	$1,804,362
Smith Barney Connecticut Money Market Portfolio:
Class A	1,520,807	1,591,001
Class Y	296,797	359,586

Total	$3,182,234	$3,754,949

5. Shares of Beneficial Interest

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest with par value $0.00001 per share.

          Transactions in shares of each class, each at $1.00, were as follows:

	Six Months Ended February 28, 2006	Year Ended August 31, 2005

Class N
Shares sold	187,811,825	267,035,600
Shares issued on reinvestment	229,341	190,746
Shares repurchased	(163,883,819)	(283,191,213)

Net Increase (Decrease)	24,157,347	(15,964,867)

Smith Barney Connecticut Money Market Portfolio – Class A
Shares sold	394,133,139	656,420,448
Shares issued on reinvestment	1,473,281	1,538,260
Shares repurchased	(364,145,298)	(636,028,341)

Net Increase	31,461,122	21,930,367

20	CitiSM Connecticut Tax Free Reserves 2006 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

	Six Months Ended February 28, 2006	Year Ended August 31, 2005

Smith Barney Connecticut Money Market Portfolio – Class Y
Shares sold	27,432,000	52,067,500
Shares issued on reinvestment	—	359,565
Shares repurchased	(27,284,674)	(59,928,577)

Net Increase (Decrease)	147,326	(7,501,512)

          Because the Fund has maintained a $1.00 net asset value per share from inception, the number of shares sold, shares issued in reinvestment of dividends declared, and share repurchased, is equal to the dollar amount shown in the Statements of Changes in Net Assets for the corresponding capital share transactions.

6. Investment Transactions

During the six months ended February 28, 2006, the aggregate cost of purchases, maturities and sales of money market instruments were as follows:

Purchases	$448,681,519

Maturities/Sales	396,176,000

7. Federal Income Tax Basis of Investment Securities

The tax cost on investment securities owned at February 28, 2006, for federal income tax purposes, amounted to $328,735,904.

8. Capital Loss Carryforward

On August 1, 2005, the Fund had a net capital loss carryforward of approximately $5,380 all of which expires on 2012. This amount will be available to offset like amounts of any future taxable gains.

9. Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management, LLC (“SBFM”) and CGM relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).

          The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds

CitiSM Connecticut Tax Free Reserves 2006 Semi-Annual Report	21

Notes to Financial Statements (unaudited) (continued)

that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

          The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made.

          The order also required that transfer agency fees received from the Affected Funds since December 1, 2004 less certain expenses be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million was distributed to the Affected Funds.

          The order required SBFM to recommend a new transfer agent contract to the Affected Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Fund’s Board selected a new transfer agent for the Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

          Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Affected Funds.

          This Fund is not one of the Affected Funds and therefore did not implement the transfer agent arrangement described above and therefore has not received and will not receive any portion of the distributions.

10. Legal Matters

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC described in Note 9. The complaints seek injunctive relief and compensatory and punitive damages,

22	CitiSM Connecticut Tax Free Reserves 2006 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

          On October 5, 2005, a motion to consolidate the five actions and any subsequently filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

          As of the date of this report, the Fund’s investment manager believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of SBFM and its affiliates to continue to render services to the Funds under their respective contracts.

11. Other Matters

On September 16, 2005, the staff of the SEC informed SBFM and Salomon Brothers Asset Management Inc. (“SBAM”), each an affiliate of the Manager, that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and SBAM for alleged violations of Sections 19(a) and 34(b) of the 1940 Act (and related Rule 19a-1). The notification is a result of an industry wide inspection undertaken by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the Investment Company Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM and SBAM.

          Although there can be no assurance, SBFM and SBAM believes that this matter is not likely to have a material adverse effect on the Fund or SBFM and SBAM’s ability to perform investment management services relating to the Fund.

CitiSM Connecticut Tax Free Reserves 2006 Semi-Annual Report	23

Board Approval of Management Agreement (unaudited)

On December 1, 2005, Citigroup Inc. completed the sale of substantially all of its asset management business, Citigroup Asset Management (“CAM”), which includes the Manager, to Legg Mason, Inc. in exchange for the broker-dealer and investment banking businesses of Legg Mason and certain other considerations (the “Transaction”). The consummation of the Transaction resulted in the automatic termination of the Fund’s management agreement in accordance with the Investment Company Act of 1940, as amended (the “1940 Act”).

          Prior to the closing of the Transaction, the Fund’s Board approved a new management agreement between the Fund and the Manager (the “New Management Agreement”) and authorized the Fund’s officers to submit the New Management Agreement to Fund shareholders for their approval. Fund shareholders were sent notice of the shareholder meeting and a proxy statement in September, 2005. The proxy statement included the factors the Board considered in approving the New Management Agreement. These factors, as included in the proxy statement, are set forth below.

          On June 23, 2005, Citigroup entered into a definitive agreement (the “Transaction Agreement”) with Legg Mason. On July 11, 2005, members of the Board discussed with CAM management and certain senior Legg Mason representatives the Transaction and Legg Mason’s general plans and intentions regarding the Fund, including the preservation, strengthening and growth of CAM’s business and its combination with Legg Mason’s business. Among other things, the Board Members also inquired about the plans for and anticipated roles and responsibilities of certain CAM employees and officers after the Transaction.

          At a meeting held in person on August 7, 2005, the Fund’s Board, including a majority of the Board Members who are not “interested persons” of the Fund or the Manager as defined in the 1940 Act (the “Independent Board Members”), approved the New Management Agreement. To assist the Board in its consideration of the New Management Agreement, Legg Mason provided materials and information about Legg Mason, including its financial condition and asset management capabilities and organization, and CAM provided materials and information about the Transaction between Legg Mason and Citigroup. Representatives of CAM and Legg Mason and/or Western Asset Management and its affiliates (“Western Asset”) also made presentations to and responded to questions from the Board. The Independent Board Members, through their independent legal counsel, also requested and received additional information from CAM and Legg Mason in connection with their consideration of the New Management Agreement. The additional information was provided in advance of and at the August meeting. After the presentations and after reviewing the written materials provided, the Independent Board Members met in executive session with their counsel to consider the New Management Agreement.

          The Independent Board Members conferred separately and with their counsel about the Transaction on a number of occasions, including in connection with the July and August meetings.

          In their deliberations concerning the New Management Agreement, among other things, the Board Members considered:

          (i) the automatic termination of the current management agreement upon completion of the Transaction and the need for continuity of services provided under the current management agreement;

24	CitiSM Connecticut Tax Free Reserves

Board Approval of Management Agreement (unaudited) (continued)

          (ii) the reputation, financial strength and resources of Legg Mason and its investment advisory subsidiaries;

          (iii) that, following the Transaction, CAM will be part of an organization focused on the asset management business;

          (iv) that Legg Mason and its wholly-owned subsidiary, Western Asset, are experienced and respected asset management firms, and that Legg Mason has advised the Board Members that (a) it intends to combine the fixed income investment operations (including money market fund operations) of CAM with those of Western Asset and may also wish to combine other CAM operations with those of other Legg Mason subsidiaries; (b) after the closing of the Transaction, it will take steps to combine the investment management operations of Western Asset with the fixed income operations of the Manager, which, among other things, may involve Western Asset and the Manager sharing common systems and procedures, employees (including portfolio managers), investment and trading platforms, and other resources; (c) it is expected that these combination processes will result in changes to portfolio managers or portfolio management teams for a number of the CAM funds, subject to Board consent and appropriate notice to shareholders, and that, in other cases, the current portfolio managers or portfolio management teams will remain in place; and (d) in the future, it may recommend that Western Asset or other Legg Mason subsidiaries be appointed as the adviser or subadviser to some or all of the CAM funds, subject to applicable regulatory requirements;

          (v) that CAM management had advised the Board that a number of portfolio managers and other key CAM personnel would be retained after the closing of the Transaction;

          (vi) that CAM management and Legg Mason have advised the Board that following the Transaction, there is not expected to be any diminution in the nature, quality and extent of services provided to the Fund and their shareholders by the Manager, including compliance services;

          (vii) that under the Transaction Agreement, Citigroup and Legg Mason have agreed not to take any action that is not contemplated by the Transaction or fail to take any action that to their respective knowledge would cause any of the requirements of Section 15(f) of the 1940 Act not to be met;

          (viii) the assurances from Citigroup and Legg Mason that, for a three-year period following the closing of the Transaction, Citigroup-affiliated broker-dealers will continue to offer the Fund as an investment product, and the potential benefits to Fund shareholders from this and other third-party distribution access;

          (ix) the potential benefits to Fund shareholders from being part of a combined fund family with Legg Mason-sponsored funds, including possible economies of scale and access to investment opportunities;

          (x) that Citigroup and Legg Mason would derive certain benefits from the Transaction and that, as a result, they have a financial interest in the matters that were being considered;

          (xi) the potential effects of regulatory restrictions on the Fund if Citigroup-affiliated broker-dealers remain principal underwriters of the Fund after the closing of the Transaction;

CitiSM Connecticut Tax Free Reserves	25

Board Approval of Management Agreement (unaudited) (continued)

          (xii) the fact that the Fund’s total advisory and administrative fees will not increase by virtue of the New Management Agreement, but will remain the same;

          (xiii) the terms and conditions of the New Management Agreement, including the differences from the current management agreement, and the benefits of a single, uniform form of agreement covering these services;

          (xiv) that the Fund would not bear the costs of obtaining shareholder approval of the New Management Agreement;

          (xv) that Citigroup and Legg Mason were negotiating a license arrangement that would permit the Fund to maintain its current name for some agreed upon time period after the closing of the Transaction; and

          (xvi) that the Board had recently performed a full annual review of the current management agreement as required by the 1940 Act.1 In that regard, the Board’s deliberations concerning the New Management Agreement reflected its prior evaluation of relevant factors, including the nature, quality and extent of services provided, costs of services provided, profitability, fall-out benefits, fees and economies of scale and investment performance considered in connection with the approval of the current management agreement and its determination that information provided by CAM and Legg Mason management prior to and at the August meeting supported the continued appropriateness of such conclusions with respect to the New Management Agreement.

          No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the New Management Agreement, and each Board Member attributed different weight to the various factors. The Independent Board Members were advised by separate independent legal counsel throughout the process. The Board also discussed the New Management Agreement in private sessions with their independent legal counsel at which no representatives of the Manager were present. In light of all of the foregoing, the Board approved the New Management Agreement and authorized the Fund’s officers to submit the New Management Agreement to shareholders for their approval.

1	The Board’s deliberations in connection with that review were disclosed in the Fund’s annual report, a copy of which is available upon request.

26	CitiSM Connecticut Tax Free Reserves

Additional Shareholder Information (unaudited)

Results of a Special Meeting of Shareholders

On November 29, 2005, a Special Meeting of Shareholders were held for the following purposes: 1) to approve a new management agreement and 2) to elect Trustees1. The following table provides the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each matter voted on at the special Meeting of Shareholders.

1. Approval of New Management Agreement

	Voted For	Voted Against	Abstentions	Broker Non-Votes

New Management Agreement	150,826,748	11,149,187	2,895,927	0

2. Election of Trustees1

Nominees:	Voted For	Authority Withheld	Abstentions	Broker Non-Votes

Elliott J. Berv	1,303,645,407.620	65,086,002.740	16,214.000	0
Donald M. Carlton	1,304,458,968.970	64,272,441.390	16,214.000	0
A. Benton Cocanougher	1,304,575,964.590	64,155,445.770	16,214.000	0
Mark T. Finn	1,304,935,477.050	63,795,933.310	16,214.000	0
R. Jay Gerken	1,303,485,238.730	65,246,171.630	16,214.000	0
Stephen Randolph Gross	1,304,783,876.680	63,947,533.680	16,214.000	0
Diana R. Harrington	1,304,677,852.660	64,053,557.700	16,214.000	0
Susan B. Kerley	1,304,162,131.160	64,569,279.200	16,214.000	0
Alan G. Merten	1,304,373,215.660	64,358,194.700	16,214.000	0
R. Richardson Pettit	1,305,050,656.360	63,680,754.000	16,214.000	0

[1]	Trustees are elected by the shareholders of all of the series of the Trust of which the Fund is a series.

CitiSM Connecticut Tax Free Reserves	27

CitiSM
Connecticut Tax Free Reserves

TRUSTEES	INVESTMENT MANAGER
Elliott J. Berv	Citi Fund Management Inc.
Donald M. Carlton	100 First Stamford Place
A. Benton Cocanougher	Stamford, CT 06902
Mark T. Finn
R. Jay Gerken, CFA	DISTRIBUTORS
Chairman	Citigroup Global Markets Inc.
Stephen Randolph Gross	Legg Mason Investor Services, LLC
Diana R. Harrington
Susan B. Kerley	TRANSFER AGENTS
Alan G. Merten	Boston Financial Data Services, Inc.
R. Richardson Pettit	2 Heritage Drive
North Quincy, Massachusetts 02171
OFFICERS
R. Jay Gerken, CFA	PFPC Inc.
President and	4400 Computer Drive
Chief Executive Officer	Westborough, Massachusetts 01581

Andrew B. Shoup	CUSTODIAN
Senior Vice President and	State Street Bank and Trust Company
Chief Administrative Officer
INDEPENDENT REGISTERED
Frances M. Guggino	PUBLIC ACCOUNTING FIRM
Chief Financial Officer	KPMG LLP
and Treasurer	345 Park Avenue
New York, NY 10154
Ted P. Becker
Chief Compliance Officer	LEGAL COUNSEL
Bingham McCutchen LLP
John Chiota	150 Federal Street
Chief Anti-Money Laundering	Boston, MA 02110
Compliance Officer

Wendy S. Setnicka
Controller

Robert I. Frenkel
Secretary
and Chief Legal Officer

CitiFund Trust III
CitiSM Connecticut Tax Free Reserves

The Fund is a separate investment fund of CitiFunds Trust III, a Massachusetts business trust.

The Fund files its complete schedule of portfolio holdings with Securities Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-625-4554.

Information on how the fund voted proxies relating to portfolio securities during the prior 12 month period ended June 30th of each year and a description of the policies and procedures that the fund uses to determine how to vote proxies related to portfolio transactions is available (1) without charge, upon request, by calling 1-800-625-4554, (2) on each fund’s website at www.leggmason.com/InvestorServices and (3) on the SEC’s website at www.sec.gov.

This report is submitted
for the general information
of the shareholders of
CitiSM Connecticut
Tax Free Reserves.

This report must be preceded
or accompanied by a free
prospectus. Investors should
consider the Fund’s
investment objective, risks,
charges and expenses
carefully before investing. The
prospectus contains this and
other important information
about the Fund. Please read
the prospectus carefully
before investing.

©2006 Legg Mason Investor
Services, LLC
Member NASD, SIPC

CFS/RCT/206

06-9817

ITEM 2.	CODE OF ETHICS.

Not Applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not Applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

	(a)	Not applicable.

	(b)	Attached hereto.

	Exhibit 99.CERT	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

CitiFunds Trust III

By:	/s/ R. Jay Gerken

R. Jay Gerken
Chief Executive Officer of
CitiFunds Trust III

Date:	May 8, 2006

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken

R. Jay Gerken
Chief Executive Officer of
CitiFunds Trust III

Date:	May 8, 2006

By:	/s/ Frances M. Guggino

Frances M. Guggino
Chief Financial Officer of
CitiFunds Trust III

Date:	May 8, 2006